UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Funds

J.P. Morgan Institutional Funds

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

J.P. Morgan Mutual Fund Select Group

J.P. Morgan Mutual Fund Select Trust

J.P. Morgan Mutual Fund Series

J.P. Morgan Mutual Fund Trust

J.P. Morgan Series Trust

Growth and Income Portfolio

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”)

J.P. Morgan Funds (“JPMF”)

J.P. Morgan Institutional Funds (“JPMIF”)

J.P. Morgan Mutual Fund Group (“JPMMFG”)

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”)

J.P. Morgan Mutual Fund Select Group (“JPMMFSG”)

J.P. Morgan Mutual Fund Select Trust (“JPMMFST”)

J.P. Morgan Mutual Fund Series (“JPMMFS”)

J.P. Morgan Mutual Fund Trust (“JPMMFT”)

J.P. Morgan Series Trust (“JPMST”)

Growth and Income Portfolio (“GIP”)

522 Fifth Avenue

New York, New York 10036

Special Meeting of Shareholders to be held January 20, 2005

November 10, 2004

Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the separate investment series of JPMFMFG, JPMF, JPMIF, JPMMFG, JPMMFIT, JPMMFSG, JPMMFST, JPMMFS, JPMMFT, JPMST, and GIP (each a “JPMorgan Fund” and collectively, the “JPMorgan Funds”). The Boards of Trustees* (collectively, the “Boards”) of the JPMorgan Funds called a special meeting of shareholders of the JPMorgan Funds scheduled for Thursday, January 20, 2005, at 522 Fifth Avenue, New York, New York 10036, at 9:00 a.m. Eastern Time (the “Meeting”).

The purpose of the Meeting is to seek your approval as a shareholder for a number of initiatives that the Trustees of the JPMorgan Funds have recently undertaken. These initiatives follow the July 1, 2004 merger of Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (“BOIA”), One Group Dealer Services, Inc., (“Distributor”), and One Group Administrative Services, Inc. (“OGA”) (investment adviser, distributor and administrator, respectively, to the One Group® Mutual Funds (“One Group”)) into JPMorgan Chase & Co., the corporate parent of J.P. Morgan Investment Management Inc. (“JPMIM”) (which serves as investment adviser to the JPMorgan Funds). JPMorgan Chase Bank is the current administrator, shareholder servicing agent and custodian to the JPMorgan Funds (each a “Fund”).

Steps to integrate to the greatest extent possible the operations of One Group and the JPMorgan Funds have been actively considered over the course of several months in order to take advantage of expected operational and administrative efficiencies and to eliminate overlapping and duplicative product offerings. At meetings held in August 2004, BOIA and OGA made proposals to the Boards of Trustees of One Group, and JPMIM and JPMorgan Chase Bank made proposals to the Board of the JPMorgan Funds in order to seek to achieve these goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, and will continue to provide investment advisory services to One Group and the JPMorgan Funds, respectively, except that JPMIM will also serve as investment adviser to One Group International Equity Index Fund if shareholders of that Fund approve an investment advisory agreement with JPMIM.

On August 19, 2004, the Boards of the JPMorgan Funds, and on August 12, 2004, the Board of Trustees of One Group, each approved a series of initiatives that are designed to: (1) integrate the operations of the two fund families; (2) streamline the operations and product offerings of the two fund complexes; and (3) to take advantage of potential economies of scale, that may result. The integration of these two fund families will include, among other things: (1) electing a single board of trustees and appointing common senior officers; (2) adopting a common fee structure; (3) eliminating overlapping or duplicative funds; (4) redomiciling to a single jurisdiction and single form of declaration of trust; (5) proposing certain changes to fundamental investment policies of some of the funds; (6) engaging a common set of service providers; and (7) conforming redemption fee practices. These initiatives are being implemented in a series of steps, the majority of which are expected to be effective February 19, 2005.

While not all do, a number of the critical steps to implement these initiatives require your approval. We seek your approval for these initiatives through the attached Proxy Statement. If you are a shareholder in a Fund that is

*	Each of the JPMorgan Funds is a Massachusetts business trust, except JPMFMFG, which is organized as a Maryland corporation. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock or shares of beneficial interest of a Fund are referred to herein as “shares,” holders of shares are referred to as “shareholders;” and the Directors or Trustees of each Fund are referred to as “Trustees.”

also involved in an individual fund merger, we will seek your approval of that merger through a separate Proxy Statement/Prospectus.

It is important that you vote all proxies you receive.

The attached Proxy Statement seeks your approval of the following proposals that will be considered at the Meeting:

(1)    To elect thirteen (13) Trustees for each JPMorgan Fund, who will assume office on or about February 19, 2005;

(2)    To approve proposed Agreements and Plans of Reorganization (each, a “Reorganization Agreement and collectively, the “Reorganization Agreements”), pursuant to which each of the JPMorgan Funds (other than the JPMMFS Funds) would be reorganized as corresponding series of JPMMFS;

(3)    To approve a proposed Agreement and Plan of Reorganization and Redomiciliation (“Redomiciliation Agreement”), pursuant to which each JPMMFS Fund would be reorganized as separate series of JPMorgan Trust I, a newly-created Delaware statutory trust;

(4)    To approve the amendment of certain of the JPMorgan Funds’ fundamental investment restrictions on borrowing in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds; and

(5)    To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

After careful consideration, the Boards of the JPMorgan Funds recommend that you vote “FOR” the proposals.

Certain of the proposals will be voted on by shareholders of all the JPMorgan Funds while others will be voted on only by shareholders of each affected Fund or classes. A detailed list of those items on which shareholders of each Fund are being asked to vote can be found at page      of the Proxy Statement.

If shareholders of the JPMorgan Funds (other than the JPMMFS Funds) approve the Reorganization Agreements described in the accompanying materials, after the close of business on or about February 18, 2005, all of the assets of each Fund will be transferred to a corresponding, newly formed shell series (each a “New Fund”) of JPMMFS in exchange for shares of the New Fund having an aggregate value equal to the assets and liabilities of the Fund and the assumption by the New Fund of all of the liabilities of the corresponding Fund (each, a “Reorganization”). Shares of each class of each New Fund will then be distributed to the shareholders of the corresponding class of the corresponding Fund in complete liquidation of each Fund. No sales charges will be imposed as a result of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganizations.

If the shareholders of JPMMFS approve the Redomiciliation Agreement described in the accompanying materials, after the close of business on or about February 18, 2005, all of the assets of each JPMMFS Fund (including each New Fund) (each a “Predecessor Fund”) will be transferred to a corresponding series (each a “Successor Fund”) of JPMorgan Trust I, a newly organized Delaware statutory trust, in exchange for shares of the Successor Fund having an aggregate value equal to the assets and liabilities of the Predecessor Fund (“Redomiciliation”). Shares of each class of each Successor Fund will then be transferred to the shareholders of the corresponding class of the corresponding Predecessor Fund in complete liquidation of each Predecessor Fund. No sales charges will be imposed as a result of the Redomiciliation. The closing of the Redomiciliation will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Redomiciliation will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Redomiciliation.

If both the Reorganizations and the Redomiciliation are approved, shareholders of each JPMorgan Fund will become shareholders of a corresponding series of JPMorgan Trust I, unless shareholders of that JPMorgan Fund have separately approved the merger of that Fund into a series of One Group Mutual Funds.

Detailed information about each of the proposals is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Meeting on Thursday, January 20, 2005. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions, before you vote, please call 1-800-762-8415. We will get you the answers that you need promptly.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch

President

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Funds

J.P. Morgan Institutional Funds

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

J.P. Morgan Mutual Fund Select Group

J.P. Morgan Mutual Fund Select Trust

J.P. Morgan Mutual Fund Series

J.P. Morgan Mutual Fund Trust

J.P. Morgan Series Trust

Growth and Income Portfolio

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”)

JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Growth Fund

J.P. Morgan Funds (“JPMF”)

JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan U.S. Small Company Opportunities Fund

J.P. Morgan Institutional Funds (“JPMIF”)

JPMorgan Bond Fund

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan Fleming International Opportunities Fund

JPMorgan Fleming International Value Fund

JPMorgan Global Strategic Income Fund

JPMorgan Short Term Bond Fund

JPMorgan Tax Aware Short-Intermediate Income Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Small Company Fund

J.P. Morgan Mutual Fund Group (“JPMMFG”)

JPMorgan Capital Growth Fund

JPMorgan Dynamic Small Cap Fund

JPMorgan Fleming Asia Equity Fund

JPMorgan Fleming Intrepid European Fund

JPMorgan Fleming International Growth Fund

JPMorgan Fleming International Small Cap Equity Fund

JPMorgan Fleming Japan Fund

JPMorgan Fleming Tax Aware International Opportunities Fund

JPMorgan Growth and Income Fund

JPMorgan Select Growth and Income Fund

JPMorgan Short Term Bond Fund II

JPMorgan Small Cap Equity Fund

JPMorgan Strategic Income Fund

JPMorgan U.S. Treasury Income Fund

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”)

JPMorgan Equity Growth Fund

JPMorgan Equity Income Fund

JPMorgan Mid Cap Growth Fund

J.P. Morgan Mutual Fund Select Group (“JPMMFSG”)

JPMorgan Bond Fund II

JPMorgan Fleming International Equity Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Tax Aware Large Cap Growth Fund

JPMorgan Tax Aware Large Cap Value Fund

JPMorgan Trust Small Cap Equity Fund

J.P. Morgan Mutual Fund Select Trust (“JPMMFST”)

JPMorgan Intermediate Tax Free Income Fund

JPMorgan New Jersey Tax Free Income Fund

JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Tax Free Income Fund

J.P. Morgan Mutual Fund Series (“JPMMFS”)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Investor Fund

JPMorgan Intrepid Value Fund

J.P. Morgan Mutual Fund Trust (“JPMMFT”)

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Tax Free Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan New York Tax Free Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Treasury Plus Money Market Fund

JPMorgan U.S. Government Money Market Fund

J.P. Morgan Series Trust (“JPMST”)

JPMorgan California Bond Fund

JPMorgan Enhanced Income Fund

JPMorgan Global 50 Fund

JPMorgan Global Healthcare Fund

JPMorgan Market Neutral Fund

JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Enhanced Income Fund

JPMorgan Tax Aware U.S. Equity Fund

Growth and Income Portfolio (“GIP”)

522 Fifth Avenue

New York, New York 10036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 20, 2005

To the Shareholders:

NOTICE IS HEREBY GIVEN that each of JPMFMFG, JPMF, JPMIF, JPMMFG, JPMMFIT, JPMMFSG, JPMMFST, JPMMFS, JPMMFT, JPMST, and GIP (each, a “JPMorgan Fund” and collectively, the “JPMorgan Funds”), on behalf of each of its separate series named above (each a “Fund” and, collectively, the “Funds”), will hold a special meeting of its shareholders at 522 Fifth Avenue, New York, New York, on Thursday, January 20, 2005 at 9:00 a.m., Eastern Time (the “Meeting”) for the following purposes:

(1)    To elect thirteen (13) Trustees* for each JPMorgan Fund, who will assume office on or about February 19, 2005;

(2)    To approve proposed Agreements and Plans of Reorganization (each, a “Reorganization Agreement and collectively, the “Reorganization Agreements”), pursuant to which each series of each JPMorgan Fund named in this Notice of Special Meeting of Shareholders, other than the JPMMFS Funds, (each a “Fund” and, collectively, the “Funds”) would be reorganized as corresponding series of JPMMFS (this proposal does not apply to the Funds of JPMMFS);

(3)    To approve a proposed Agreement and Plan of Reorganization and Redomiciliation (the “Redomiciliation Agreement”), pursuant to which each series of JPMMFS (each a “JPMMFS Fund” and collectively, the “JPMMFS Funds”) would be reorganized as a separate series of JPMorgan Trust I, a newly-created Delaware statutory trust;

(4)    To approve the amendment of certain of the Funds’ fundamental investment restrictions on borrowing in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds; and

(5)    To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and adjournment(s) or postponement(s) thereof if you owned shares of any Fund listed above at the close of business on October 27, 2004 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

*	Each of the JPMorgan Funds is a Massachusetts business trust, except JPMFMFG, which is organized as a Maryland corporation. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock or shares of beneficial interest of a Fund are referred to herein as “shares,” holders of shares are referred to as “shareholders;” and the Directors or Trustees of each Fund are referred to as “Trustees.”

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO

AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Boards of Trustees,

/s/ Wayne H. Chan
Wayne H. Chan
Secretary

November 10, 2004

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”)

JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Growth Fund

J.P. Morgan Funds (“JPMF”)

JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan U.S. Small Company Opportunities Fund

J.P. Morgan Institutional Funds (“JPMIF”)

JPMorgan Bond Fund

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan Fleming International Opportunities Fund

JPMorgan Fleming International Value Fund

JPMorgan Global Strategic Income Fund

JPMorgan Short Term Bond Fund

JPMorgan Tax Aware Short-Intermediate Income Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Small Company Fund

J.P. Morgan Mutual Fund Group (“JPMMFG”)

JPMorgan Capital Growth Fund

JPMorgan Dynamic Small Cap Fund

JPMorgan Fleming Asia Equity Fund

JPMorgan Fleming Intrepid European Fund

JPMorgan Fleming International Growth Fund

JPMorgan Fleming International Small Cap Equity Fund

JPMorgan Fleming Japan Fund

JPMorgan Fleming Tax Aware International Opportunities Fund

JPMorgan Growth and Income Fund

JPMorgan Select Growth and Income Fund

JPMorgan Short Term Bond Fund II

JPMorgan Small Cap Equity Fund

JPMorgan Strategic Income Fund

JPMorgan U.S. Treasury Income Fund

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”)

JPMorgan Equity Growth Fund

JPMorgan Equity Income Fund

JPMorgan Mid Cap Growth Fund

J.P. Morgan Mutual Fund Select Group (“JPMMFSG”)

JPMorgan Bond Fund II

JPMorgan Fleming International Equity Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Tax Aware Large Cap Growth Fund

JPMorgan Tax Aware Large Cap Value Fund

JPMorgan Trust Small Cap Equity Fund

J.P. Morgan Mutual Fund Select Trust (“JPMMFST”)

JPMorgan Intermediate Tax Free Income Fund

JPMorgan New Jersey Tax Free Income Fund

JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Tax Free Income Fund

J.P. Morgan Mutual Fund Series (“JPMMFS”)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Investor Fund

JPMorgan Intrepid Value Fund

J.P. Morgan Mutual Fund Trust (“JPMMFT”)

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Tax Free Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan New York Tax Free Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Treasury Plus Money Market Fund

JPMorgan U.S. Government Money Market Fund

J.P. Morgan Series Trust (“JPMST”)

JPMorgan California Bond Fund

JPMorgan Enhanced Income Fund

JPMorgan Global 50 Fund

JPMorgan Global Healthcare Fund

JPMorgan Market Neutral Fund

JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Enhanced Income Fund

JPMorgan Tax Aware U.S. Equity Fund

Growth and Income Portfolio (“GIP”)

522 Fifth Avenue

New York, New York 10036

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 20, 2005

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARDS OF TRUSTEES* OF EACH OF JPMFMFG, JPMF, JPMIF, JPMMFG, JPMMFIT, JPMMFSG, JPMMFST, JPMMFS, JPMMFT, JPMST, and GIP (each a “JPMorgan Fund,” or “Trust” and collectively, the “JPMorgan Funds” or “Trusts”), on behalf of each of its series named above (each a “Fund” and collectively, the “Funds”), to be voted at a special meeting of shareholders to be held on Thursday, January 20, 2005, at 522 Fifth Avenue, New York, New York, at 9:00 a.m., Eastern Time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The Meeting and any adjournment(s) or postponement(s) of the Meeting is referred to in the Proxy Statement as the “Meeting”). This Proxy Statement, along with a Notice of a Meeting and a Proxy Card, is first being mailed to shareholders of the Funds on or about November 10, 2004.

The following Proposals will be considered and acted upon at the Meeting:

Proposal	Fund(s) Affected	Page
(1) To elect thirteen (13) Trustees for each JPMorgan Fund, who will assume office on or about February 19, 2005.	All Funds	3

(2) To approve proposed Agreements and Plans of Reorganization (each, a “Reorganization Agreement” and collectively, the “Reorganization Agreements”), pursuant to which each series of each of the JPMorgan Funds (other than the JPMMFS Funds) would be reorganized as corresponding series of JPMMFS.	Each Fund other than the JPMMFS Funds	12

(3) To approve a proposed Agreement and Plan of Reorganization and Redomiciliation (“Redomiciliation Agreement”), pursuant to which each JPMMFS Fund would be reorganized as separate series of JPMorgan Trust I, a newly-created Delaware statutory trust.	JPMMFS Funds	19

(4) To approve the amendment of certain of the Funds’ fundamental investment restrictions on borrowing in order to in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds.	Each JPMFMFG Fund, each JPMMFG Fund (other than Fleming Tax Aware International Opportunities Fund), each JPMMFIT Fund, each JPMMFSG Fund (other than the Tax Aware Large Cap Growth and Tax Aware Large Cap Value Funds), each JPMMFST Fund, and each JPMMFT Fund	22

(5) To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	All Funds	25

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of any Fund at the close of business on October 27, 2004 (“Record Date”).

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of each of the applicable proposals. To revoke a proxy, the shareholder

*	Each of the JPMorgan Funds is a Massachusetts business trust, except JPMFMFG, which is organized as a Maryland corporation. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock or shares of beneficial interest of a Fund are referred to herein as “shares,” holders of shares are referred to as “shareholders;” and the Directors or Trustees of each Fund are referred to as “Trustees.”

giving such proxy must either (1) submit to the Funds a subsequently dated Proxy Card, (2) deliver to the Funds a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the total outstanding shares of the Funds that are series of JPMIF, JPMMFG, JPMMFS, JPMMFT, JPMST JPMMFIT, JPMMFSG, and JPMMFST shall constitute a quorum at the Meeting for purposes of each proposal. The presence in person or by proxy of the holders of record of one-third of the total outstanding shares of the Funds that are series of JPMFMFG, JPMF, and GIP shall constitute a quorum at the Meeting for purposes of each proposal.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Meeting in person.

The most recent annual report of the JPMorgan Funds, including financial statements, for the fiscal years ended October 31, 2003, December 31, 2003, and August 31, 2004, as applicable, and the most recent semi-annual report of certain Funds for the semi-annual periods ended April 30, 2004 and June 30, 2004, as applicable, have been mailed previously to shareholders. (A complete list of the JPMorgan Funds, their applicable fiscal year ends, and the available annual and semi-annual shareholder reports for each Fund can be found at Exhibit D.) If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact the JPMorgan Funds by writing to the address set forth on the first page of this Proxy Statement or by calling 1-800-762-8415. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1

Affected Funds: All Funds

ELECTION OF TRUSTEES

What are shareholders being asked to approve in Proposal 1?

The purpose of this proposal is to elect a Board of Trustees (“Board”) for each of the current JPMorgan Funds, that will assume office on or about February 19, 2005. It is intended that the enclosed Proxy Card will be voted for the election as Trustees of the JPMorgan Funds of the thirteen (13) nominees listed below (each, a “Nominee” and collectively, the “Nominees”). Each of the thirteen (13) Nominees is standing for election. Eight (8) are incumbent Trustees of the JPMorgan Funds, Undiscovered Managers Funds and UM Investment Trust. All Nominees whose names are preceded by an asterisk (*) are currently Trustees of the JPMorgan Funds, and each such incumbent Trustee has served in that capacity since originally elected or appointed. The remaining five are currently Trustees of various mutual funds advised by Banc One Investment Advisors Corporation (“BOIA”), including One Group Mutual Funds (“One Group” and One Group Investment Trust).

The nomination of these thirteen (13) Nominees is one of a series of initiatives that are designed to, among other things, integrate the JPMorgan Funds and the One Group Funds following the July 1, 2004 merger of Bank One Corporation, the former corporate parent of BOIA, into JPMorgan Chase & Co., the corporate parent of J.P. Morgan Investment Management Inc. (“JPMIM”), the investment adviser of the JPMorgan Funds, that created the second largest banking company in the United States based on total assets with approximately $1.1 trillion in assets as of September 30, 2004. Since July 1, 2004, JPMIM and BOIA have been actively considering steps to integrate the operations of the two fund families to the greatest extent possible in order to take advantage of operational and administrative efficiencies that are expected to be achieved by such integration. One such efficiency would be the election of a single Board for all of the funds, consisting of certain current Trustees of the JPMorgan Funds as well as certain current Trustees of One Group. If elected, the same individuals will serve as Trustees of JPMorgan Trust I, the newly generated Delaware statutory trust into which the series of JPMMFS are proposed to be redomiciled (see Proposal 3) following the completion of the proposed reorganization of the other JPMorgan Funds into JPMMFS (see Proposal 2).

Who are the Nominees to the Board?

Information about the Nominees, including their addresses, year of birth and principal occupations during the past five years, and other current directorships, is set forth in the table below. Each Nominee has agreed to serve on the Board if elected by shareholders. Each of the non-incumbent Nominees was recommended for nomination by the current Boards of Trustees of the JPMorgan Funds. A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the JPMorgan Funds or One Group, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (an “Independent Nominee” or “Independent Trustee”), as applicable. For purposes of this Proxy Statement, “Fund Complex” means the series of the JPMorgan Funds, Undiscovered Managers Funds, UM Investment Trust, One Group and One Group Investment Trust.

Name, Address, and Year of Birth	Position(s) with the Trusts Term of Office, and Length of Time Served[3]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[4]	Other Directorships Held by Nominee
Independent Nominees

*William J. Armstrong (1941)[2]	Trustee, indefinite, since 1987	Retired. Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	70	None.

*Roland E. Eppley, Jr. (1932)[2]	Trustee, indefinite, since 1989	Retired.	70	Director Janel Hydro, Inc. (automotive) (1993-present).

Name, Address, and Year of Birth	Position(s) with the Trusts, Term of Office, and Length of Time Served[3]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[4]	Other Directorships Held by Nominee
John F. Finn (1947)[1]	N/A	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1975-present).	60	Trustee of One Group and One Group Investment Trust (60 portfolios) 1998-present; Director, Cardinal Health, Inc. (1994-present).

*Dr. Matthew Goldstein (1941)[2]	Trustee, indefinite, since 2003	Chancellor of the City University of New York, (1999-present); President, Adelphi University (New York) (1998-1999).	70	Trustee of Bronx-Lebanon Hospital Center
				(1992-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

*Robert J. Higgins (1945)[2]	Trustee, indefinite, since 2002	Retired. Director of Administration of the State of Rhode Island (2003-2004); President—Consumer Banking and Investment Services Fleet Boston Financial (1971-2002).	70	Director of Providian Financial Corp. (banking) (2002-present).

Peter C. Marshall (1942)[1]	N/A	Self-employed as business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (publisher) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	60	Trustee of One Group and One Group Investment Trust (Chairman) (60 portfolios) 1985-present.

Name, Address, and Year of Birth	Position(s) with the Trusts, Term of Office, and Length of Time Served[3]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[4]	Other Directorships Held by Nominee
Marilyn McCoy (1948)[1]	N/A	Vice President of Administration and Planning, Northwestern University (1985-present).	60	Trustee of One Group and One Group Investment Trust (60 portfolios) 1999-present; Trustee, Carleton College (2003-present); Trustee, Mather LifeWays (1994-present). Trustee.

*William G. Morton, Jr. (1937)[2]	Trustee, indefinite, since 2003	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	70	Director of Radio Shack Corporation (electronics)
(1987-present); Director of The Griswold Company (securities brokerage)
(2002-2004); Director of The National Football Foundation and College Hall of Fame
(1994-present); Trustee of the Berklee College of Music
(1998-present); Trustee of the Stratton Mountain School
				(2001-present).

Robert A. Oden, Jr. (1946)[1]	N/A	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	60	Trustee of One Group and One Group Investment Trust (60 portfolios) 1997-present; Trustee, American University in Cairo.

Name, Address, and Year of Birth	Position(s) with the Trusts, Term of Office, and Length of Time Served[3]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[4]	Other Directorships Held by Nominee
*Fergus Reid, III (1932)[2]	Trustee (Chairman), indefinite, since 1987	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and CEO of Lumelite Corporation (1985-2002).	70	Trustee of Morgan Stanley Funds (209 portfolios) (1995-present).

Frederick W. Ruebeck (1939)[1]	N/A	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000-present); endowment fund manager, Wabash College (2004-present); self-employed as a consultant (2000); Director of Investments, Eli Lilly and Company (1988-1999).	60	Trustee of One Group and One Group Investment Trust (60 portfolios) 1990-present; Director, AMS Group (financial services)
(2001-present); Trustee, Wabash College
(1988-present); Trustee, Seabury-Western Theological Seminary
				(1993-present); Trustee, Indianapolis Symphony Foundation (1994-present).

*James J. Schonbachler (1943)[2]	Trustee, indefinite, since 2001	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	70	None.

Name, Address, and Year of Birth	Position(s) with the Trusts, Term of Office, and Length of Time Served[3]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[4]	Other Directorships Held by Nominee
Interested Nominee

*Leonard M. Spalding, Jr.+ (1935)[2]	Trustee, indefinite, since 1998	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	70	None.

[1]	The address for this Nominee is 1111 Polaris Parkway, Suite B2, Columbus, OH 43240.
[2]	The address for this Nominee is 522 Fifth Avenue, New York, NY 10036.
[3]	Length of time served is measured from the date of first service as a Trustee of any of the Trusts.
[4]	“Fund Complex” comprises the 70 portfolios of the JPMorgan Funds, 51 funds of the One Group Mutual Funds, and nine portfolios of One Group Investment Trust that were registered as of June 30, 2004. If the new Board is elected, it will oversee all funds in the Fund Complex.
+	Mr. Spalding is deemed to be an “interested person” due to his ownership of J.P. Morgan Chase & Co. stock.

Executive Officers

Officers of the JPMorgan Funds are appointed by the Boards of Trustees to oversee the day-to-day activities of each series of the JPMorgan Funds. Information about the executive officers of the JPMorgan Funds, including their principal occupations during the past five years, is set forth in Exhibit E. Each of these officers is also an officer and/or employee of JPMIM, BOIA or one of its affiliates, or of BISYS Fund Services Inc.

Share Ownership

As of the Record Date, each of the Nominees and executive officers of the JPMorgan Funds beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each class of each series of the JPMorgan Funds, respectively.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the series of the JPMorgan Funds solicited by this Proxy Statement and of all funds in the Family of Investment Companies as of September 30, 2004. The information as to beneficial ownership is based on statements furnished by each Nominee.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Funds Listed Below*		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies*
Independent Nominees

William J. Armstrong	JPMorgan Growth and Income Fund JPMorgan Capital Growth Fund JPMorgan Short Term Bond Fund II JPMorgan Intermediate Tax Free Income Fund JPMorgan Short Term Bond Fund	$1 – $10,000 $10,001 – $50,000 $50,001 – $100,000 $50,001 – $100,000 over $100,000	over $100,000

Roland E. Eppley, Jr.	JPMorgan Capital Growth Fund JPMorgan Dynamic Small Cap Fund JPMorgan Fleming International Opportunities Fund	$50,001 – $100,000 $50,001 – $100,000 $50,001 – $100,000	over $100,000

John F. Finn		None	None

Dr. Matthew Goldstein	JPMorgan U.S. Equity Fund JPMorgan Capital Growth Fund	$10,001 – $50,000 $1 – $10,000	$10,001 – $50,000

Robert J. Higgins		None	None

Peter C. Marshall		None	None

Marilyn McCoy		None	None

William G. Morton, Jr.		None	None

Robert A. Oden, Jr.		None	None

Fergus Reid, III	JPMorgan Prime Money Market Fund JPMorgan Growth and Income Fund JPMorgan Capital Growth Fund	$1 – $10,000 $1 – $10,000 $1 – $10,000	$1 – $10,000

Frederick W. Ruebeck		None	None

James J. Schonbachler	JPMorgan Global Strategic Income Fund JPMorgan Tax Exempt Fund	$10,001 – $50,000 $10,001 – $50,000	$50,001 – $100,000
Interested Nominee

Leonard M. Spalding, Jr.	JPMorgan Prime Money Market Fund	over $100,000	over $100,000
	JPMorgan Dynamic Small Cap Fund	over $100,000
	JPMorgan Growth and Income Fund	$50,001 – $100,000
	JPMorgan Capital Growth Fund	$50,001 – $100,000

*	Securities valued as of September 30, 2004.

It is expected that the Board of Trustees of each of the JPMorgan Funds will meet at least quarterly at regularly scheduled meetings. During the most recent fiscal years ended October 31, 2003, December 31, 2003, and August 31, 2004, each of the Boards of Trustees of the JPMorgan Funds met four, four and seven times, respectively. Each incumbent Trustee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board’s standing Committees on which such Trustee was a member. The JPMorgan Funds do not hold annual meetings and, therefore, the Boards of Trustees do not have a policy with regard to Trustee attendance at such meetings.

If elected, each Nominee will serve an indefinite term, except that, subject to shareholder approval of the Redomicillation Agreement, each Nominee will be subject to a retirement age of 73 (other than Messrs. Reid and Eppley who will be subject to a retirement age of 75).

Legal Proceedings Relating to BOIA, Certain of its Affiliates and Certain of the Nominees

On June 29, 2004, BOIA entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives. In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent Trustees of One Group Mutual Funds (some of whom are also Nominees) and various affiliates of BOIA. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above and have been consolidated into two complaints filed in the United States District Court for the District of Maryland. These actions, one of which was filed as a putative class action on behalf of certain investors and one of which was filed as a derivative action on behalf of One Group Mutual Funds and its series, seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Funds’ investment advisers and distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees. None of these actions involve the Trusts, their current Trustees, adviser(s) or distributor.

Compensation

Each current Trustee of the JPMorgan Funds is currently paid an annual fee of $120,000 for serving as a Trustee of the JPMorgan Funds. Each is reimbursed for expenses incurred in connection with his or her services as Chairman of the Board, Committee Chairman and Trustee. Mr. Reid is paid an additional $130,000 for his services as Chairman of the Board of the JPMorgan Funds. For their services as Committee Chairmen, each of Messrs. Armstrong, Healey and Spalding is paid an additional $40,000.

Each current Trustee of One Group is currently paid for serving as a Trustee of One Group and One Group Investment Trust an annual retainer of $82,000, quarterly meeting fees of $10,000, special meeting fees of $6,000 for the first day and $4,000 for each day thereafter, $1,500 for telephonic meetings, and Committee fees in accordance with the following schedule:

Committee Description	Annual Retainer	In-Person compensation rate	Telephonic compensation rate	Additional annual compensation for Committee Chairman*
Audit Committee	$4,000	$1,000	$500	$4,000
Insurance Committee	$6,000	n/a	n/a	$2,000	**
Governance Committee	$6,000	n/a	n/a	$2,000
Special Committees	n/a	$1,500	$750	n/a
Special Proxy Voting Committee	n/a	n/a	n/a	n/a
Nominations Committee	n/a	n/a	n/a	n/a

*	if the Committee Chairman is the Chairman of the Board this fee is waived.
**	if the Committee Chairman is the sole member of the Committee, this fee is waived.

Each Trustee is also reimbursed for expenses incurred in connection with service as Chairman of the Board, Committee Chairman, and/or Trustee. For his services as Chairman of the Board of One Group, Mr. Marshall is paid an additional $41,000.

The Compensation Table below sets forth the total compensation paid to the Trustees from the Fund Complex. In the case of the current JPMorgan Funds Trustees, the compensation has been paid by the JPMorgan Funds for the twelve-month period ended December 31, 2003. In the case of the current One Group Trustees, the compensation has been paid by One Group for the fiscal year ended June 30, 2004 and by One Group Investment Trust for the fiscal year ended December 31, 2003.

Name of Person, Position	Aggregate Compensation From the JPMorgan Funds	Pension or Retirement Benefits Accrued as Part of JPMorgan Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex[1,2]
William J. Armstrong, Trustee	$140,000	N/A	N/A	$140,000
Ronald R. Eppley, Jr., Trustee	120,000	N/A	N/A	120,000
John F. Finn, Trustee*,[3]	N/A	N/A	N/A	116,082
Dr. Matthew Goldstein, Trustee	90,000	N/A	N/A	90,000
Ann Maynard Gray, Trustee[5]	120,000	N/A	N/A	120,000
Matthew Healey, Trustee[5]	160,000	N/A	N/A	160,000
Robert J. Higgins, Trustee	120,000	N/A	N/A	120,000
Peter C. Marshall, Trustee*	N/A	N/A	N/A	149,245
Marilyn McCoy, Trustee*,[3]	N/A	N/A	N/A	113,353
William G. Morton, Jr., Trustee	90,000	N/A	N/A	90,000
Robert A. Oden, Jr., Trustee*[4]	N/A	N/A	N/A	116,082
Fergus Reid, III, Trustee	250,000	N/A	N/A	250,000
Frederick W. Ruebeck, Trustee*	N/A	N/A	N/A	129,198
James J. Schonbachler, Trustee	120,000	N/A	N/A	120,000
Leonard M. Spalding, Jr., Trustee	126,667	N/A	N/A	126,667

*	Trustee of One Group.
[1]	“Fund Complex” comprises the 51 portfolios of One Group, the nine portfolios of One Group Investment Trust and 70 portfolios of the JPMorgan Funds that were registered as of June 30, 2004. Compensation from the One Group Funds in the “Fund Complex” is for the fiscal year ended June 30, 2004; compensation for the JPMorgan Funds and One Group Investment Trust in the “Fund Complex” is for the 12 months ended December 31, 2003.
[2]	Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees of the OG Trusts (the “deferred compensation plan”) adopted at the February 13, 2002 Board meeting, the Trustees may defer all or a part of their compensation payable by One Group. Under the Deferred Compensation Plan, the Trustees may specify Class I Shares of one or more funds of One Group Mutual Funds to be used to measure the performance of a Trustee’s deferred compensation account. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Trustee).
[3]	All amounts were deferred compensation.
[4]	Includes $31,250 of deferred compensation.
[5]	JPMorgan Chase will compensate current Trustees that do not stand for election to the new single Board at an annual rate of $122,000 for a number of years following February 19, 2005 equal to the shorter of (i) the period they otherwise would have served as Trustee until reaching mandatory retirement or (ii) three years.

The Trustees of the JPMorgan Funds instituted a Deferred Compensation Plan for Eligible Trustees (the “Deferred Compensation Plan”) pursuant to which each Trustee may enter into agreements with such Funds whereby payment of the Trustees’ fees are deferred until the payment date elected by the Independent Trustees (or the Trustee’s termination of service). The deferred amounts are deemed invested in shares of Funds as elected by the Trustees at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee’s designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee’s death. During the calendar year ended December 31, 2003, no Trustee had elected to defer compensation under the Plan.

Standing Committees

The Board of Trustees of each JPMorgan Fund currently has four standing committees: the Audit, Valuation, Investment, and Governance Committees. The Board does not have a separate Compensation Committee.

The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The purposes of the Audit Committee are: (i) to appoint and determine compensation of the Funds’ independent accountants; (ii) to oversee of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iii) to approve of non-audit services, as required by the statutes and regulations administered by the Securities and Exchange Commission (“SEC”), including the 1940 Act and the Sarbanes-Oxley Act of 2002; (iv) to oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (v) to act as a liaison between the Funds’ independent auditors and the full Board. The Audit Committee met four times during the fiscal years ended October 31, 2003, December 31, 2003 and August 31, 2004.

The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to assist the Board in its oversight of the valuation of the Funds’ securities by JPMIM, the adviser to the Funds, as well as any sub-adviser. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Committee will act in lieu of the full Board. Consequently the Valuation Committee has been consulted by management of the JPMorgan Funds on three and two occasions during the fiscal years ended October 31, 2003, December 31, 2003 respectively.

The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The Investment Committee met twice during the fiscal years ended October 31, 2003 and December 31, 2003, and met twice during the fiscal year ended August 31, 2004.

The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton, who are each Independent Trustees of the JPMorgan Funds. The responsibilities of the Governance Committee include (i) the selection and nomination of persons for election and appointment as Trustees, (ii) the review of shareholder correspondence to the Board, (iii) the review of nominees recommended to the Board; (iv) review of Trustees compensation; and (v) recommendation of Independent Trustee Counsel and Fund legal counsel. The Governance Committee met once during the fiscal years ended October 31, 2003, December 31, 2003 and August 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Boards and the JPMorgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) consistency with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Boards by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. The Governance Committee has a charter, a current copy of which is attached as Exhibit F to this Proxy Statement.

Shareholder Approval: Election of the Nominees for Trustees, whose term of office will commence on or about February 19, 2005, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The votes of all the shareholders of each Trust will be counted together with respect to the election of the Nominees for that JPMorgan Fund.

THE BOARDS OF TRUSTEES RECOMMEND A VOTE “FOR” THE

ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES

OF EACH JPMORGAN FUND.

PROPOSAL 2

Affected Funds: All Funds other than the JPMMFS Funds

APPROVAL OF AGREEMENTS AND PLANS OF

REORGANIZATION

At a meeting of the Boards of Trustees of the JPMorgan Funds held on August 19, 2004, the Board approved on behalf of each Fund (other than the JPMMFS Funds) an Agreement and Plan of Reorganization (each a “Reorganization Agreement” and collectively, the “Reorganization Agreements”) substantially in the form attached to this Proxy Statement as Exhibit A, pursuant to which each Fund, other than the JPMMFS Fund, would be reorganized as corresponding series of JPMMFS (each, a “Reorganization and, collectively, “Reorganizations”). Shareholders of each Fund are now being asked to approve the applicable Reorganization Agreement. If shareholders of each Fund approve the applicable Reorganization Agreement, the Trustees and officers of the respective JPMorgan Fund will implement the Reorganization Agreement on behalf of such Fund. If approved, it is expected that each Reorganization will take effect after the close of business on or about February 18, 2005 (“Closing Date”), although that date may be adjusted in accordance with each Reorganization Agreement.

What are shareholders being asked to approve in Proposal 2?

Shareholders of each Fund (other than the JPMMFS Funds) are asked to consider its proposed Reorganization Agreement, which contemplates:

•	the transfer of all of the assets of the Fund to a corresponding series of JPMMFS (each a “New Fund”) in exchange for shares of the New Fund having an aggregate value equal to the assets and liabilities of the Fund, and the assumption by the corresponding New Fund of all of the liabilities of the Fund;

•	the distribution to shareholders of each class of the Fund of the same number of shares of the corresponding class of the respective New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Fund held by that shareholder on the Closing Date; and

•	the subsequent complete liquidation of the Fund.

For a more detailed discussion of the terms of the Reorganization Agreements, please refer to “Summary of the Reorganization Agreements,” below.

In approving the proposed Reorganization, shareholders of the Funds will also, in effect, be approving the following matters with respect to JPMMFS:

•	Election of the Trustees of JPMMFS;

•	Approval of investment advisory agreements with JPMIM which will be substantially similar to the agreements currently in place with respect to the Funds;

•	Approval of the distribution plans adopted in accordance with Rule 12b-1 under the 1940 Act with respect to each applicable series of JPMMFS and its classes; and

•	Approval of the liquidation and dissolution of each JPMorgan Fund, to the extent such approval is required.

•	Assuming approval by the shareholders of JPMMFS of Proposal 3, the redomiciliation of each JPMorgan Fund into a newly formed Delaware statutory trust, JPMorgan Trust I.

Shareholders of the Funds are not being asked to vote on these matters. More information on each of these matters is discussed below under “Matters on Which the New Funds Will Vote.”

While you are being asked to consider the Reorganization Agreements, the shareholders of JPMMFS, are simultaneously being asked to consider the reorganization and redomiciliation of JPMMFS and all of its series, including each New Fund, as new series of JPMorgan Trust I, a newly-created Delaware statutory trust (“Redomiciliation”). (See Proposal 3). If the shareholders of your Fund approve the Reorganization, and the shareholders of JPMMFS approve the Redomiciliation, immediately following the closing of the Reorganization, the corresponding New Fund will be reorganized and redomiciled as a series of JPMorgan Trust I and you will become a shareholder of the applicable series of JPMorgan Trust I. If, on the other hand, shareholders of your Fund approve the Reorganization, but the shareholders of JPMMFS do not approve the Redomiciliation, following the Reorganization you will be a shareholder of the respective New Fund series of JPMMFS. Each

New Fund and the new series of JPMorgan Trust I will have the same service providers and the services provided by those service providers will be substantially the same as those currently being provided to each Fund, except as described below.

Why is the Board recommending approval of the Reorganization Agreements?

As you may be aware, on July 1, 2004, Bank One Corporation, the former corporate parent of BOIA, the investment adviser to the One Group Mutual Funds, merged into JPMorgan Chase & Co., the corporate parent of JPMIM, the investment adviser to the JPMorgan Funds, to create the second largest banking company in the United States based on total assets with approximately $1.1 trillion in assets as of September 30, 2004. Since July 1, 2004, JPMIM and BOIA have been actively considering steps to integrate the operations of the two fund families to the greatest extent possible in order to take advantage of operational and administrative efficiencies that are expected to be achieved by such integration.

The primary purposes of the proposed Reorganizations are to seek future economies of scale and to eliminate certain costs associated with operating 11 different business entities in various states. In unanimously approving the Reorganization Agreements, the Board of each JPMorgan Fund requested and evaluated such information as it reasonably believed necessary to make the determinations that the proposed Reorganizations would be in the best interests of each Fund and that the interests of each Fund’s shareholders would not be diluted as a result of the Reorganizations. We summarize below the key factors considered by the Board:

•	The Funds’ investment adviser, JPMIM and the Administrator, JPMorgan Chase Bank, have informed the Board that they believes that by reorganizing each Fund as a new series of JPMMFS, the New Funds should be able to realize greater operating efficiencies.

•	The Boards considered, with a few exceptions that are discussed below, that the investment objective, policies and restrictions of each Fund will be identical to those of the corresponding New Fund, and each New Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Fund immediately prior to the Reorganization.

•	The Boards also considered the fact that (1) JPMIM, BOIA and their affiliates had agreed to bear the expenses in connection with the Reorganizations and there were not anticipated to be any material direct or indirect expenses borne by the Funds; (2) there was no anticipated material effect on the Funds’ annual operating expenses and shareholder fees and services as a result of the Reorganizations; and (3) there were no anticipated direct or indirect federal income tax consequences of the Reorganizations to Fund shareholders.

What effect will the Reorganization have on the Funds and their shareholders?

Immediately after the Reorganizations, shareholders of the Funds will own shares of the corresponding class of each corresponding New Fund that are equal in number and in value to the shares of each Fund that were held by those shareholders immediately prior to the closing of the Reorganization. For example, if you currently own 100 Class A shares of a Fund, immediately after the closing of the Reorganization, you would own 100 Class A shares of the corresponding New Fund having the same net asset value as your original 100 shares of the Fund following the closing of the Reorganization.

As a result of the Reorganizations, shareholders of those Funds that are series of JPMFMFG, which is a Maryland corporation (“Maryland Fund”), and the remaining JPMorgan Funds, each of which is a Massachusetts business trust (“Massachusetts Funds”), will become shareholders of the New Funds, each of which is a series of JPMMFS, a Massachusetts business trust. And assuming the approval of the Redomiciliation, each New Fund will become a series of JPMorgan Trust I, a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see “Comparison of the JPMorgan Trust I and the JPMorgan Funds” below.

The Reorganization itself will not result in any change in the name, investment objective or principal investment strategies, investment adviser, portfolio managers or service providers of any of the Funds. Each New Fund will furnish the same services to its shareholders as does its corresponding Fund.

Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

No. The full value of your shares of a Fund will be exchanged for shares of the same class of the corresponding New Fund without any sales load, commission or other transactional fee being imposed.

What will be the federal income tax consequences of the Reorganization?

Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders will not recognize taxable gain or loss as a result of a Reorganization. As a condition to the closing of the Reorganization, the JPMorgan Funds will receive an opinion from counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (“Tax Code”), current administrative rules and court decisions, the transactions contemplated by each Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Who is bearing the expenses related to the Reorganization?

JPMIM and/or its affiliates have agreed to bear the expenses associated with the Reorganization.

SUMMARY OF THE REORGANIZATION AGREEMENTS

We summarize below the important terms of the Reorganization Agreements. This summary is qualified in its entirety by reference to each Reorganization Agreement itself, which is set forth in Exhibit A to this Proxy Statement.

The Reorganization Agreements provide that each New Fund will acquire all of the assets, subject to all of the liabilities, of the corresponding Fund in exchange for shares of the New Fund. Subject to the satisfaction of the conditions described below, such Reorganization is scheduled to occur on the Closing Date, or such later date as may be agreed upon by the parties. The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal to the number of full and fractional shares of the Fund you own on the Closing Date and will be of the same class as the shares you own on the Closing Date.

As part of the closing of the Reorganization, each Fund will liquidate and distribute pro rata to its shareholders of record the shares of the respective New Fund received in the Reorganization, as calculated on the Closing Date at the close of regularly scheduled trading on the New York Stock Exchange. The liquidation and distribution with respect to each class of the Fund’s shares will be accomplished by the transfer of the New Fund shares then credited to the account of the Fund on the books of the corresponding New Fund to newly-created accounts on the books of that New Fund in the names of the Fund shareholders. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund. The New Fund will not issue certificates representing the New Fund shares issued in connection with such exchange.

After such distribution, each JPMorgan Fund will take all necessary steps under applicable state law, its governing instruments, and any other applicable law to effect a complete termination or dissolution of the Funds and the JPMorgan Fund, to the extent that the JPMorgan Fund has no outstanding shares following the closing of the Reorganization. The Board has determined, with respect to each Fund, that the interests of shareholders of each Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund and its shareholders.

The Reorganization Agreement for each Fund must be approved by shareholders of that Fund, voting separately. In the event that shareholders of a particular Fund do not approve the Reorganization Agreement of that Fund, that Fund will remain a series of its current JPMorgan Fund. The Reorganization Agreements further provide that the benefits and obligations attendant to a Reorganization are severable with respect to each Fund and its corresponding New Fund.

The Reorganization Agreement for each Fund may be terminated and the Reorganization for that Fund abandoned, with respect to one or more Funds or with respect to all Funds, at any time prior to the closing of the Reorganization, before or after approval by the shareholders of the Funds, if circumstances should develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable with respect to such Fund(s). The Reorganization Agreements provide that either of the JPMorgan Funds or the New Funds may waive compliance with any of the covenants or conditions made therein for the benefit of any Fund or New Fund, as applicable, other than the requirements that: (1) each Reorganization Agreement be approved by shareholders of each Fund; and (2) the JPMorgan Fund and the New Fund receive an opinion of counsel that the transactions contemplated by the Reorganization Agreements will constitute a tax-free reorganization for federal income tax purposes.

COMPARISON OF JPMORGAN TRUST I AND THE JPMORGAN FUNDS

Each of the JPMorgan Funds, other than JPMFPG is a Massachusetts business trust governed by its own Declaration of Trust, By-Laws and a Board of Trustees (collectively, the “Massachusetts Funds”). JMPFMG is a Maryland corporation governed by its own Articles of Incorporation, By-Laws and a Board of Directors

(“Maryland Fund”). If the Redomiciliation is approved in connection with Proposal 3, JPMorgan Trust I will be a Delaware statutory trust governed by its own Declaration of Trust, By-Laws and a Board of Trustees, whose members are expected to be the same thirteen (13) Nominees identified in Proposal 1. The operations of each JPMorgan Fund and JPMorgan Trust I are also governed by applicable state and federal law.

Under the Declaration of Trust and By-Laws of JPMorgan Trust I, the Trustees of JPMorgan Trust I will have more flexibility than Trustees of the JPMorgan Funds and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Trustees of JPMorgan Trust I to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow JPMorgan Trust I to operate in a more efficient and economical manner (but will reduce the circumstances in which shareholder approval will be required). Delaware law also promotes ease of administration by permitting the Board of JPMorgan Trust I to take certain actions, for example, establishing new investment series of JPMorgan Trust I, without filing additional documentation with the state, which would otherwise require additional time and costs.

Importantly, the Trustees of JPMorgan Trust I will have the same fiduciary obligations to act with due care and in the interest of the New Funds and their shareholders as do the Trustees of the JPMorgan Funds with respect to the Funds and their shareholders.

Certain other similarities and differences between these entities are summarized at Exhibit C, although this is not a complete comparison. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

MATTERS ON WHICH THE NEW FUNDS WILL VOTE

As noted above, in approving the Reorganization Agreements, shareholders of each Fund will also be authorizing that Fund to vote on various actions regarding the New Funds and JPMorgan Trust I. Fund shareholders are not being asked to vote separately on these issues. One of these actions will be to approve the election of Trustees of JPMorgan Trust I. The nominees for election will be the same Nominees elected under Proposal 1 at the Meeting. In addition, shareholders of each Fund approving the Reorganization will also be approving the liquidation and termination or dissolution of that Fund and the liquidation and termination or dissolution of the JPMorgan Funds, as applicable.

Below is additional information regarding some of the other actions to be taken by the Funds with respect the New Funds and JPMorgan Trust I in connection with the Reorganization.

Investment Advisory Agreements

The Reorganization Agreements requires each Fund, while it is the sole shareholder of the corresponding New Fund, to approve investment advisory agreements that are substantially the same as the existing investment advisory agreements for each of the Funds, except as described below. Together, the current Investment Advisory Agreements are referred to herein as the “Current Advisory Agreements.” Together, the proposed Investment Advisory Agreements are referred to herein as the “New Advisory Agreements.”

As of the date of this Proxy Statement, the Boards of Trustees, including the Board members who are not “interested persons” (as defined in the 1940 Act) of any party to the Current Advisory Agreement or its affiliates, last approved the continuation of the Current Advisory Agreements on April 29, 2004 and separately approved the New Advisory Agreements on August 19, 2004. Information concerning the Board’s approval of the these Agreements is set forth below under “Board Approval of Advisory Agreements.”

Below is a discussion of the terms and other relevant information concerning the Current Advisory Agreements. Unless otherwise noted, the New Advisory Agreements with respect to the New Funds are identical to the Current Advisory Agreements with respect to the Funds.

The Funds have entered into Current Advisory Agreements with JPMIM that were approved by Fund shareholders and, as noted above, were most recently approved by the JPMorgan Funds’ Boards of Trustees on April 29, 2004. If not sooner terminated, each Current Advisory Agreement will continue in effect for successive one-year periods, provided that each continuance is specifically approved annually by (1) the vote of a majority of the Independent Trustees who are not parties to a Current Advisory Agreement, and (2) either (a) the vote of a majority of the outstanding voting securities of the affected Fund, or (b) the vote of a majority of the Board. Each Current Advisory Agreement is terminable with respect to a Fund by vote of the Board, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days’ written notice to JPMIM. JPMIM may also terminate its Current Advisory Agreement with respect to a Fund without penalty on written notice to the relevant JPMorgan Fund. Each of the Current Advisory Agreements terminate automatically in the event of an assignment, as that term is defined in the 1940 Act.

Under the terms of the Current Advisory Agreements, subject to the supervision of the Boards of Trustees, JPMIM makes each Fund’s day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Funds’ investments.

The Current Advisory Agreements each provide that JPMIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of JPMIM in the performance of its duties, or from reckless disregard by JPMIM of its duties and obligations thereunder.

Under the Current Advisory Agreements, the Funds pay JPMIM fees for its services performed pursuant to these agreements. The rate of advisory fees to be paid to JPMIM under the New Advisory Agreements with respect to the New Funds will be the same or lower as under the Current Advisory Agreements for each corresponding Fund.

Board Approval of the Investment Advisory Agreements

In determining whether to approve the continuation of the Current Advisory Agreements and the New Advisory Agreements (collectively, the “Advisory Agreements”), the Board requested and received from JPMIM information that the Board believed to be reasonably necessary to reach its conclusion.

As part of its review of the investment advisory arrangements for the Funds, the Boards of Trustees of the JPMorgan Funds have requested that JPMIM prepare, on a regular basis, information regarding the performance of the Funds, their performance against the Funds’ peers and benchmarks and analyses by JPMIM of the Funds’ performance. As part of this process, members of JPMIM’s investment staff meet with the Boards of Trustees to discuss such information and their intentions with regard to the management of the Funds. JPMIM also periodically provides comparative information regarding each Fund’s expense ratios and those of its peer group. In addition, in preparation for its annual approval meeting, the Boards of Trustees request and review, with the assistance of its legal counsel, materials from JPMIM regarding, among other things, comparative fees, expenses, performance and profitability information pertaining to the relationship of JPMIM and the Funds.

In approving each New Advisory Agreement, the Boards of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by JPMIM to each Fund, including their knowledge of JPMIM’s investment staff and executive personnel and the overall reputation and capabilities of JPMIM and its affiliates. The Boards of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Boards of Trustees compared the terms of each Fund’s advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to JPMIM and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that will accrue to JPMIM and its affiliates as a result of the fact that affiliates of JPMIM act or will act as custodian, fund accountant, administrator, distributor, and shareholder servicing agent for each Fund, and will receive fees from each Fund for acting in such capacities.

The Boards of Trustees also analyzed the information provided by JPMIM regarding the profitability to JPMIM and its affiliates of their relationships with the Funds. The profitability information is not audited and represents JPMIM’s determination of its and its affiliates revenues from the contractual services provided or that will be provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by JPMIM. In addition, the Boards of Trustees compared overall expense ratios (both pre- and post-expense reimbursement by JPMIM) for each Fund relative to its peer group. The Boards of Trustees also considered the performance of the Funds and the intention of JPMIM with regard to management of the Funds, including the commitment of JPMIM to provide high-quality services to the Funds, whether there were any conditions likely to affect the ability of JPMIM to provide such services and JPMIM’s ability to retain and attract qualified personnel to manage each Fund. In reaching its decision to approve the New Advisory Agreements, the Boards of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Boards of Trustees of each Fund concluded that the New Advisory Agreements enabled the Funds to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

Distribution Plans

The Reorganization Agreements also authorize each Fund (other than the JPMMFS Funds), while it is the sole shareholder of its corresponding New Fund, to approve proposed new distribution plans adopted by the JPMorgan Funds in accordance with Rule 12b-1 under the 1940 Act with respect to the New Funds’ Class A, Class B, Class C, Class M, Morgan, Reserve, and Cash Management Class Shares as applicable (each, a “New Distribution Plan” and collectively, the “New Distribution Plans”) that are substantially identical to the current distribution plans adopted by the JPMorgan Funds in accordance with Rule 12b-1 under the 1940 Act with respect to the Funds’ Class A, Class B, Class C, Class M, Morgan, Reserve and Cash Management Class Shares, as applicable (each, a “Current Distribution Plan” and collectively, the “Current Distribution Plans”). Below is a discussion of the terms and other relevant information concerning the Current Distribution Plans. Unless otherwise noted, the New Distribution Plans with respect to the New Funds and their classes are identical to the Current Distributions Plans with respect to the Funds and their classes.

The JPMorgan Funds have adopted Current Distribution Plans on behalf of each of the Class A, Class B, Class C, Class M, Morgan, Reserve and Cash Management Class Shares of the Funds, as applicable, which were most recently approved by the JPMorgan Funds’ Boards of Trustees on April 29, 2004. The Current Distribution Plans provide that each of such classes shall pay for distribution services a distribution fee (the “Distribution Fee”), including payments to the Funds’ distributor, JPMorgan Funds Distributor, Inc. (“Distributor”), at annual rates not to exceed the amounts set forth in their respective prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the Distributor for the Funds, and activities intended to promote the sale of one class of shares of a Fund may also benefit the Fund’s other shares and other JPMorgan Funds.

As a percentage of average daily net assets, Class A Shares pay a Distribution Fee of up to 0.25%, Class B and Class C Shares pay a Distribution Fee of 0.75%, Class M Shares pay a Distribution Fee of 0.35% in the case of the Short Term Bond Fund II and 0.50% in the case of the Strategic Income and Global Strategic Income Funds, Morgan Class Shares (except for the Prime Money Market Fund) pay a Distribution Fee of 0.10%, Reserve Class Shares pay a Distribution Fee of 0.25%, and Cash Management Class Shares pay a Distribution Fee of 0.50%. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund. Some payments under the Current Distribution Plans may be used to compensate broker-dealers in an amount not to exceed 0.25% annualized of the average net asset value of the Class A Shares, 0.75% annualized of the average net asset value of the Class B Shares or 0.75% annualized of the average net asset value of the Class C Shares for such class of shares maintained in a Fund by such broker-dealers’ customers. Since the Distribution Fees are not directly tied to expenses, the amount of Distribution Fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Current Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares of the Funds are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Current Distribution Plan.

The Current Distribution Plans provide that they will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the JPMorgan Funds and who have no direct or indirect financial interest in the operation of the Current Distribution Plans or in any agreement related to such Current Distribution Plan (“Qualified Trustees”).

The Current Distribution Plans require that the Distributor provide to the Boards of Trustees, and the Boards of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Current Distribution Plans. The selection and nomination of Qualified Trustees shall be committed to the discretion of the Independent Trustees then in office. The Current Distribution Plans may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of such class (as defined in the 1940 Act and the rules thereunder). The Current Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of the Current Distribution Plans and any agreements or reports made pursuant to the Current Distribution Plans for a period of not less than six years from the date of the Current Distribution Plans, and for the first two years such copies will be preserved in an easily accessible place.

Shareholder Approval: For all Funds except those that are series of JPMFMFG, approval of Proposal 2 will require the affirmative vote of a majority of the outstanding voting securities of the applicable Fund, with all classes voting together and not by class. For these purposes, a “vote of a majority of the outstanding voting securities” of a Fund means the lesser of: (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. For Funds that are series of JPMFMFG, approval of Proposal 2 will require the affirmative vote of a majority of the total shares of the applicable Fund outstanding and entitled to vote (that is, more than 50% of the shares ), with all classes voting together and not by class.

THE BOARDS RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE “FOR” APPROVAL OF THE APPLICABLE REORGANIZATION AGREEMENT.

PROPOSAL 3

Affected Funds: JPMMFS Funds

APPROVAL OF AN AGREEMENT AND PLAN OF

REORGANIZATION AND REDOMICILIATION

At a meeting of the Boards of Trustees of the JPMorgan Funds (collectively, the “Board”) held on August 19, 2004, the Board of JPMMFS approved on behalf of JPMMFS and the JPMMFS Funds an Agreement and Plan of Reorganization and Redomiciliation (“Redomiciliation Agreement”) substantially in the form attached to this Proxy Statement as Exhibit B. JPMMFS shareholders are now being asked to approve the Redomiciliation Agreement. Shareholders of the Funds that become shareholders of New Funds and thus of JPMMFS, as a result of the approval of Reorganizations, are not being asked to approve the Redomiciliation Agreement. If shareholders of JPMMFS approve the proposal, the Trustees and officers of JPMMFS will implement the Redomiciliation Agreement on behalf of JPMMFS and all the JPMMFS Funds (including the New Funds resulting from the Reorganizations) will be redomiciled into JPMorgan Trust I, a newly formed Delaware statutory trust. If approved, it is expected that the Redomiciliation will take effect after the close of business on or about February 18, 2005 (“Closing Date”), although that date may be adjusted in accordance with the Redomiciliation Agreement.

What are JPMMFS shareholders being asked to approve in Proposal 3?

Shareholders of JPMMFS are asked to consider the proposed Redomiciliation Agreement, which contemplates:

•	the transfer of all of the assets of each JPMMFS Fund (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”) to a corresponding series (each, a “Successor Fund” and collectively, the “Successor Funds”) of JPMorgan Trust I, a newly organized Delaware statutory trust, in exchange for shares of the corresponding Successor Fund having an aggregate value equal to the assets and liabilities of the Predecessor Fund and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund;

•	the distribution to each shareholder of each class of each Predecessor Fund of the same number of shares of the corresponding class of the corresponding Successor Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Predecessor Fund held by that shareholder on the Closing Date; and

•	the subsequent complete liquidation of JPMMFS and the Predecessor Funds.

For a more detailed discussion of the terms of the Redomiciliation Agreement, please refer to “Summary of the Redomiciliation Agreement,” below.

Why is the Board recommending the Redomiciliation?

As noted earlier, BOIA and JPMIM have been actively considering steps to integrate the operations of the two fund families to the greatest extent possible in order to take advantage of potential operational and administrative efficiencies that are expected to be achieved by such integration. On August 12, 2004, the Board of Trustees of the One Group Funds, and on August 19, 2004, the Boards of Trustees of the JPMorgan Funds each approved a series of initiatives that are designed to: (1) integrate the operations of the two fund families; (2) streamline the operations and product offerings of the two fund families; and (3) seek to take advantage of potential economies of scale that may result from eliminating certain costs associated with operating 12 different corporate or business trust entities in two different states. The integration of the two fund families will include, among other things, electing a single board of trustees and appointing common senior officers for the two fund families, adopting a common fee structure, eliminating overlapping or duplicative funds, redomiciling to a single jurisdiction and single form of declaration of trust, proposing certain changes to fundamental investment restrictions and policies of some or all of the Funds, engaging a common set of service providers, and conforming redemption fee practices. These initiatives are being implemented in a series of steps, the majority of which are expected to be completed effective February 19, 2005.

The primary purposes of the proposed Redomiciliation are to seek future economies of scale and to eliminate certain costs associated with operating 12 different business entities in two different states. In unanimously approving the Redomiciliation, the Board requested and evaluated such information as it reasonably believed necessary to make the determinations that the proposed Redomiciliation would be in the best interests of each Fund and that the interests of each Fund’s shareholders would not be diluted as a result of the Redomiciliation. We summarize below the key factors considered by the Trustees:

•	JPMIM and the Administrator have informed the Trustees that they believes that by establishing JPMorgan Trust I and reorganizing each Fund into that single entity, the Successor Funds should be able to realize greater operating efficiencies.

•	In recent years, many mutual funds have reorganized as Delaware statutory trusts. JPMIM has also informed the Trustees that it believes that the proposed Delaware statutory trust form provides the most flexible and cost-efficient method of operating the Funds for the benefit of Fund shareholders. JPMIM also noted that the Delaware statutory trust form would benefit shareholders by providing greater certainty regarding their personal liability for Fund obligations.

•	The Trustees considered that (1) the investment objective, policies and restrictions of each Predecessor Fund will be identical to those of the corresponding Successor Fund and (2) the Successor Funds will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of Predecessor Funds immediately prior to the Redomiciliation.

•	The Trustees also considered the fact that (1) JPMIM and its affiliates had agreed to bear the expenses in connection with the Redomiciliation and there were not anticipated to be any material direct or indirect expenses borne by the Funds; (2) there was no anticipated material effect on the Funds’ annual fund operating expenses and shareholder fees and services as a result of the Redomiciliation; and (3) there were no anticipated direct or indirect federal income tax consequences of the Redomiciliation to Fund shareholders.

What effect will the Redomiciliation have on the Funds and their shareholders?

Immediately after the Redomiciliation, shareholders of the Predecessor Funds will own shares of the corresponding class of each corresponding Successor Fund that are equal in number and in value to the shares of each Predecessor Fund that were held by those shareholders immediately prior to the closing of the Reorganization. For example, if you currently own 100 Class A shares of a Predecessor Fund, immediately after the closing of the Reorganization, you would own 100 Class A shares of the corresponding Successor Fund having the same net asset value as your original 100 shares of the Predecessor Fund following the closing of the Redomiciliation.

As a result of the Redomiciliation, shareholders of the Predecessor Funds, each of which is a series of a Massachusetts business trust, will become shareholders of the corresponding Successor Funds, each of which is a series of a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see “Comparison of the JPMorgan Trust I and the JPMorgan Funds” above under Proposal 2.

The Redomiciliation itself will not result in any change in the investment objective or principal investment strategies, investment adviser, portfolio managers or service providers of any of the Funds. Each Successor Fund will offer the same services to shareholders as are currently provided by its corresponding Predecessor Fund. Certain of the other integration initiatives that have been undertaken by JPMIM and BOIA, with the approval of the Trustees, have resulted in Fund name changes, portfolio manager changes for certain of the Funds, and service provider changes. These changes do not require shareholder approval. Other integration initiatives that do require shareholder approval will result in changes to certain of the Funds’ investment restrictions (See Proposal 4 below), and will result in mergers of certain of the Predecessor Funds with certain One Group Funds and/or other Predecessor Funds. Shareholder approval of the proposed mergers is being solicited by means of a separate Proxy Statement/Prospectus sent to the shareholders of the Funds proposed to be merged.

Will there be any sales load, commission or other transactional fee in connection with the Redomiciliation?

No. The full value of your shares of a Predecessor Fund will be exchanged for shares of the same class of the corresponding Successor Fund without any sales load, commission or other transactional fee being imposed.

What will be the federal income tax consequences of the Redomiciliation?

As a condition to JPMMFS’s obligation to consummate the Redomiciliation, JPMMFS and JPMorgan Trust I will receive an opinion from counsel to the effect that, on the basis of the existing provisions of the Internal

Revenue Code of 1986, as amended (“Tax Code”), current administrative rules and court decisions, the transactions contemplated by the Redomiciliation Agreement constitute a tax-free reorganization for federal income tax purposes.

Who is bearing the expenses related to the Redomiciliation?

JPMIM and/or its affiliates have agreed to bear the expenses associated with the Redomiciliation.

SUMMARY OF THE REDOMICILIATION AGREEMENT

We summarize below the important terms of the Redomiciliation Agreement. This summary is qualified in its entirety by reference to the Redomiciliation Agreement itself, which is set forth in Exhibit B to this Proxy Statement.

The Redomiciliation Agreement provides that each Successor Fund will acquire all of the assets, subject to all of the liabilities of the corresponding Predecessor Fund in exchange for shares of the Successor Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on the Closing Date, or such later date as may be agreed upon by the parties. The number of full and fractional shares of the Successor Fund you will receive in the Redomiciliation will be equal to the number of full and fractional shares of the Predecessor Fund you own on the Closing Date and will be of the same class as the shares you own on the Closing Date.

As part of the closing of the Redomiciliation, each Predecessor Fund will liquidate and distribute pro rata to its shareholders of record the shares of the respective Successor Fund received in the Redomiciliation, as calculated on the Closing Date at the close of regularly scheduled trading on the New York Stock Exchange. The liquidation and distribution with respect to each class of the Predecessor Fund’s shares will be accomplished by the transfer of the Successor Fund shares then credited to the account of the Predecessor Fund on the books of the corresponding Successor Fund to newly-created accounts on the books of that Successor Fund in the names of the Predecessor Fund shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Predecessor Fund. The Successor Fund will not issue certificates representing Successor Fund shares issued in connection with such exchange.

After such distribution, JPMMFS will take all necessary steps under applicable state law, its governing instruments, and any other applicable law to effect a complete termination of the Funds and JPMMFS, to the extent that JPMMFS has no outstanding shares following the closing of the Redomiciliation. The Board has determined, with respect to each Fund, that the interests of shareholders of each Fund will not be diluted as a result of the Redomiciliation and that participation in the Redomiciliation is in the best interests of each Fund and its shareholders.

The Redomiciliation Agreement must be approved by shareholders of JPMMFS with all of the JPMMFS Funds and classes voting together, and not by Fund or class.

The Redomiciliation Agreement may be terminated and the Redomiciliation abandoned at any time prior to the consummation of the Redomiciliation, before or after approval by the shareholders of the JPMMFS Funds, if circumstances should develop that, in the Board’s opinion, make proceeding with the Redomiciliation inadvisable. The Redomiciliation Agreement provides that JPMMFS or JPMorgan Trust I may waive compliance with any of the covenants or conditions made therein for the benefit of any Predecessor Fund or Successor Fund as applicable, other than the requirements that: (1) the Redomiciliation Agreement be approved by shareholders of JPMMFS; and (2) JPMMFS and JPMorgan Trust I receive an opinion of counsel that the transactions contemplated by the Redomiciliation Agreement will constitute a tax-free reorganization for federal income tax purposes.

Shareholder Approval: Approval of Proposal 3 will require the affirmative vote of a majority of the outstanding voting securities of JPMMFS, with all JPMMFS Funds and classes voting together and not by JPMMFS Fund or class. For these purposes, a “vote of a majority of the outstanding voting securities” of JPMMFS means the lesser of: (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of JPMMFS.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF JPMMFS VOTE “FOR” APPROVAL OF THE REDOMICILIATION AGREEMENT.

PROPOSAL 4

Affected Funds: Each JPMFMFG Fund;

each JPMMFG Fund (other than Fleming Tax Aware International Opportunities

Fund);

each JPMMFIT Fund;

each JPMMFSG Fund (other than the Tax Aware Large Cap Growth and Tax

Aware Large Cap Value Funds);

each JPMMFST Fund, and

each JPMMFT Fund

AMENDMENT OF

FUNDAMENTAL INVESTMENT RESTRICTIONS

ON BORROWING

What are shareholders being asked to approve in Proposal 4?

The 1940 Act requires each Fund to adopt fundamental investment restrictions with respect to several specific types of activities, including the Fund’s ability to (1) concentrate its investments in any particular industry or group of industries; (2) borrow money; (3) issue senior securities; (4) make loans to other persons; (5) purchase or sell real estate; (6) purchase or sell commodities; and (7) underwrite securities issued by other persons. The 1940 Act also requires each Fund to state whether it is a diversified or non-diversified Fund, as those terms are defined in the 1940 Act. In addition, the 1940 Act permits each Fund to designate any other of its policies as fundamental policies, as the Fund deems necessary or desirable.

In order to amend or eliminate a Fund’s fundamental investment restriction or principal strategy, including its classification as a diversified or non-diversified Fund, the 1940 Act requires that any such change be approved by a majority of the Fund’s outstanding voting securities. The Board is proposing that shareholders of the affected Funds approve revisions to the affected Funds’ fundamental investment restrictions on borrowing

Why are shareholders being asked to approve changes to certain of the Funds’ investment restrictions?

Because some of the current investment restrictions are more prohibitive than the rules and regulations under the 1940 Act and applicable guidance by the SEC and its staff otherwise require, the current restrictions unnecessarily limit investment strategies and may result in unnecessary operating inefficiencies and costs. In this respect, the affected Funds’ current fundamental investment restrictions on borrowing variously provide that the affected Funds will not purchase securities while its borrowings are in excess of 5% of its total assets that are outstanding, will not borrow for other than temporary or emergency purposes, or otherwise restate the provisions of the 1940 Act.

Since the 1940 Act does not require the additional limitations on borrowing that are contained in the affected Funds’ fundamental investment restrictions, and because the different limitations on the affected Funds’ ability to borrow can be confusing and inconsistent, the Trustees recommend that the extra restrictions on borrowing be removed from the affected Funds’ fundamental investment restrictions so that the text of the investment restriction on borrowing conforms to the borrowing restriction of the other JPMorgan Funds.

What effect will the proposed changes to the Funds’ investment restrictions have on the Funds?

While the proposed changes to the affected Funds’ investment restrictions on borrowing will provide JPMIM with greater flexibility in managing each affected Fund’s portfolio, it is JPMIM’s intention to continue to manage the investments of each affected Fund in the same manner and subject, of course, to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, and the investment objectives, strategies, and policies disclosed in each Fund’s prospectus. Importantly, JPMIM does not presently intend to alter the way in which it manages any of the Funds, nor does it believe that the proposed changes will materially affect the investment risk associated with any Fund. However, JPMIM reserves the right to take advantage of the flexibility that would be afforded by the proposed changes when it believes doing so would be in the best interests of the affected Fund.

Approval of Proposal 4 is not dependent upon an affected Fund’s vote on Proposal 2 regarding the Reorganization, Proposal 3 regarding the Redomiciliation or any other Proposal. Therefore, if approved by the Fund’s shareholders, these changes would take effect regardless of the vote with respect to the Reorganization, the Redomiciliation or any other Proposal. Should an affected Fund’s shareholders also approve the proposed Reorganization, each new Fund (or Successor Fund if the Redomiciliation is also approved) would have as its fundamental investment restrictions the revised fundamental investment restrictions approved by the affected

Fund’s shareholders. Should an affected Fund’s shareholders not approve a proposal to amend the fundamental investment restriction on borrowing, that Fund’s current fundamental investment restriction would continue to apply unchanged whether or not the affected Fund also approves the Reorganization).

Proposed Amended Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each affected Fund’s fundamental investment restriction regarding borrowing would read:

No Fund may borrow money, except to the extent permitted by applicable law.

Discussion of Proposed Modification

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. At the present time, the 1940 Act permits a Fund to borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. A Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. The proposed amendment to the restriction would permit the Funds to borrow to the fullest extent permitted by the 1940 Act. Therefore, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds.

The affected Funds’ current fundamental investment restrictions on borrowing provide that the Funds will not purchase securities while its borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets are outstanding. If the proposed amendment to the restriction is adopted, the effect will be to permit the Funds to borrow more than allowed under current investment restrictions, which may subject these Funds to a greater degree to the risks associated with borrowing.

To the extent that any borrowing made by a Fund involves leveraging, the Fund may be subject to the risk that if the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect on a Fund’s net asset value and may increase the volatility of the Fund. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

Shareholder Approval: Approval of Proposal 4 by each affected Fund (other than each JPMFMFG Fund) will require the affirmative “vote of a majority of the outstanding voting securities” (as defined above in Proposal 3) of that Fund, with each Fund voting separately and not together. Approval of Proposal 4 by each JPMFMFG Fund will require the affirmative vote of a majority of the total shares of the applicable Fund outstanding and entitled to vote (that is, more than 50% of the shares), with all classes voting together and not by class. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH

AFFECTED FUND VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE

INVESTMENT RESTRICTIONS ON BORROWING

GENERAL INFORMATION ABOUT THE JPMORGAN FUNDS

Management and Other Service Providers

Set forth below is a description of the current service providers of the JPMorgan Funds.

Investment Adviser

J.P. Morgan Investment Management Inc. (“JPMIM”) is the investment adviser and makes the day-to-day investment decisions for the JPMorgan Funds. JPMIM is located at 522 Fifth Avenue, New York, New York 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company.

Set forth in Exhibit G is certain information with respect to the executive officers and directors of JPMIM. Following the Reorganization and the Redomiciliation, JPMIM will continue to serve the Funds as investment adviser.

Distributor, Administrator, Custodian and Transfer Agency Services

Following the Reorganization and Redomiciliation, the JPMorgan Funds and the One Group Mutual Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian, and fund accounting agent.

Distributor

JPMorgan Funds Distributor, Inc., 522 Fifth Avenue, New York, New York 10036 serves as the distributor to the JPMorgan Funds. One Group Dealer Services, Inc., (“OGDS”) whose address is 1111 Polaris Parkway, Columbus, Ohio 43271, effective February 19, 2005, will serve as the distributor to the JPMorgan Funds and the New Funds. OGDS is an affiliate of JPMIM, the investment adviser to the JPMorgan Funds, and BOIA, the investment adviser to the One Group Funds, and an indirect wholly owned subsidiary of JPMorgan Chase & Co.

Administrator

JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 serves as administrator to the JPMorgan Funds. One Group Administrative Services, Inc., whose address is 1111 Polaris Parkway, Columbus, Ohio 43271, effective February 19, 2005, will serve as the administrator to the JPMorgan Funds and the New Funds. Both administrators are affiliates of JPMIM, the investment adviser to the JPMorgan Funds, and BOIA, the investment advisor to the One Group Funds, and indirect wholly owned subsidiaries of JPMorgan Chase & Co.

Custodian and Fund Accounting Agent

JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245, will continue to serve as the Funds’ custodian and Fund Accounting Agent. JPMorgan Chase Bank is an affiliate of JPMIM and OGAS.

Transfer Agency

DST Systems, Inc., 210 West 10th Street, Kansas City, Missouri, currently serves as transfer and dividend distribution agent for the Funds. Boston Financial Data Services (“BFDS”), 66 Brooks Drive, Braintree, MA 02184, effective February 19, 2005, will act as the New Funds’ transfer and dividend distribution agent.

Independent Auditors

The firm of PricewaterhouseCoopers LLP (“PwC”) has been selected as independent auditors of the JPMorgan Funds for the current fiscal year. PwC, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. Certain information concerning the fees and services provided by PwC to the Funds and to JPMIM and its affiliates for the most recent fiscal years of the Funds is provided below. For purposes of the following information, JPMIM, and any entity controlling, controlled by or under common control with JPMIM that provides ongoing services to the JPMorgan Funds, are referred to as “Service Affiliates.” The term Service Affiliates does not include any entities that may now be considered to be affiliates of the JPMorgan Funds or JPMIM solely as a result of the merger between Bank One Corporation and J.P. Morgan Chase.

(1)    Audit Fees. The aggregate fees billed for each of the last two fiscal years for each of the Funds (the “Reporting Periods”) for professional services rendered by PwC for the audit of the JPMorgan Funds’ annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

JPMorgan Fund*	Fiscal Year Ended 2004	Fiscal Year Ended 2003	Fiscal Year Ended 2002
October 31 Funds	N/A	$951,000	$838,000
December 31 Funds	N/A	$863,000	783,000
August 31 Funds	$1,357,000	$1,391,000	N/A

*	For a list of the Funds that are classified as August 31 Funds, October 31 Funds, and December 31 Funds, see Exhibit D.

(2)    Audit-Related Fees. There were no audit-related fees for the JPMorgan Funds during the Reporting Periods. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC to any Service Affiliates that were reasonably related to the performance of the annual audit of the Service Affiliates for the last two fiscal year ends were as follows.

JPMorgan Fund*	Fiscal Year Ended 2004	Fiscal Year Ended 2003	Fiscal Year Ended 2002
October 31 Funds	N/A	$0	$0
December 31 Funds	N/A	$0	$0
August 31 Funds	$0	$0	N/A

*	For a list of the Funds that are classified as August 31 Funds, October 31 Funds, and December 31 Funds, see Exhibit D.

(3)    Tax Fees. The aggregate fees billed to the JPMorgan Funds in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) for the last two fiscal year ends were:

JPMorgan Fund*	Fiscal Year Ended 2004	Fiscal Year Ended 2003	Fiscal Year Ended 2002
October 31 Funds	N/A	$139,000	$147,000
December 31 Funds	N/A	$176,000	$167,000
August 31 Funds	$173,000	$169,000	N/A

*	For a list of the Funds that are classified as August 31 Funds, October 31 Funds, and December 31 Funds, see Exhibit D.

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services by PwC to Service Affiliates.

(4)    All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PwC to the JPMorgan Funds, or services provided to Service Affiliates other than the services reported above.

The aggregate non-audit fees billed by PwC for services rendered to the JPMorgan Funds, and to the Service Affiliates, for the last two calendar year ends were $46.4 million in 2002 and $28.3 million in 2003.

In pre-approving any non-audit services provided to Service Affiliates after May 6, 2003, the Audit Committee determined that such services were compatible with maintaining PwC’s independence.

The Audit Committee of the JPMorgan Funds has adopted pre-approval policies and procedures relating to services to be provided by PwC. In addition to pre-approving any services to be provided by PwC to the Registrant, the Audit Committee considers and approves any non-audit services to be provided to the Service Affiliates by PwC and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining PwC’s independence. The Chairman of the Audit Committee has been given the authority to pre-approve permissible non-audit services.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The JPMorgan Funds do not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Shareholder Communications with the Boards. Shareholders of the JPMorgan Funds that wish to send communications to the Boards of Trustees or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the JPMorgan Funds, at 522 Fifth Avenue, New York, New York 10036, identifying the correspondence as intended for the Boards of Trustees of the JPMorgan Funds or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communication and will determine how to respond. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholder communications received during the prior quarter, which summary will identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Boards of Trustees to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Funds on or about November 10, 2004. Only shareholders of record as of the close of business on the Record Date, October 27, 2004, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed Reorganization Agreement and FOR any other matters deemed appropriate. A proxy may be revoked at any time before or at the Meeting by written notice to the Secretary of the Funds at the address on the cover of this Proxy Statement or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for the election of the thirteen (13) Trustees Nominees and approval of Proposals 2 through 5.

Quorum

The presence in person or by proxy of the holders of record of a majority of the total outstanding shares of the Funds that are series of JPMIF, JPMMFG, JPMMFS, JPMMFT, JPMST, JPMMFIT, JPMMFSG, and JPMMFST shall constitute a quorum at the Meeting for purposes of each proposal. The presence in person or by proxy of the holders of record of one-third of the total outstanding shares of the Funds that are series of JPMFMFG, JPMF, and GIP shall constitute a quorum at the Meeting for purposes of each proposal.

Voting Requirement

The vote requirement for each Proposal is set forth above with respect to each Proposal. Shareholders of all Funds that are series of JPMMFG, JPMMFIT, JPMMFSG, JPMMFST, JPMFMFG and JPMMFT are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights. Shareholders of Funds that are series of JPMF, JPMMFS, JPMIF and JPMST, are entitled to one vote for each dollar of net asset value (calculated as the number of shares owned times the net asset value per Fund share). Each fractional dollar amount is entitled to a proportionate fractional vote.

ADJOURNMENTS

In the event that sufficient votes to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. For purposes of calculating a vote to adjourn the Meeting, except for JPMFMFG and JPMF, any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast, and will effectively be a vote against Proposals 2 through 5, for which the required vote is a percentage present or outstanding. Abstentions will also effectively be a vote against adjournment, although as noted above, broker non-votes in the section entitled “Adjournments” will have no effect (except for JPMFMFG and JPMF) on votes to adjourn the meeting.

PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of One Group and its affiliates or by proxy soliciting firms retained by the Funds. JPMIM and BOIA have retained Investor Connect, a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone and facsimile. By contract with JPMIM and BOIA, Investor Connect, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor is expected to be in excess of $1,750,000. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, JPMIM and BOIA may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the solicitation will be borne by JPMIM, BOIA and their affiliates.

As the meeting date approaches, shareholders of the Funds may receive a call from a representative of JPMIM, an affiliate of JPMIM, or Investor Connect if the Funds have not yet received their vote. Authorization to permit JPMIM, an affiliate of JPMIM, or Investor Connect to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, JPMIM, an affiliate of JPMIM, or an Investor Connect representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to JPMIM, an affiliate of JPMIM or Investor Connect by the Funds, JPMIM, an affiliate of JPMIM or an Investor Connect representative has the responsibility to explain the process, read the proposals listed on the Proxy Card, and ask for the shareholder’s instructions on each proposal. The representative of JPMIM, an affiliate of JPMIM or Investor Connect, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. JPMIM, an affiliate of JPMIM or Investor Connect will record the shareholder’s instructions on the Proxy Card. Within 72 hours, JPMIM, an affiliate of JPMIM, or an Investor Connect representative will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call JPMIM, an affiliate of JPMIM, or Investor Connect immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

SHARE INFORMATION

At Exhibit H is the number of shares of the Funds that are outstanding as of the close of business on the Record Date.

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record five (5%) percent or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit I.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of JPMorgan Trust I will be passed upon by Prickett, Jones & Elliott, P.A., 1310 King Street, Wilmington, DE 19801, as special Delaware counsel to JPMorgan Trust I.

EXHIBIT A

J.P. MORGAN MUTUAL FUND SERIES

[JPMORGAN FUND]

FORM OF AGREEMENT AND PLAN OF

REORGANIZATION [AND REDOMICILIATION]

THIS AGREEMENT AND PLAN OF REORGANIZATION [AND REDOMICILIATION] (“Agreement”) is made as of this      day of             , 2004, by and between J.P. Morgan Mutual Fund Series, a Massachusetts business trust (“Successor Trust”), with its principal place of business at 522 Fifth Avenue, New York, New York 10036, on behalf each of its series listed in Exhibit A attached hereto (each a “Successor Fund”), and [JPMorgan Fund], a Massachusetts business trust/Maryland corporation] (“Predecessor [Trust/Corporation]”), with its principal place of business at 522 Fifth Avenue, New York, New York 10036, on behalf of each of its series listed in Exhibit A attached hereto (each a “Predecessor Fund”).

WHEREAS, each of the Predecessor Funds is a series of the Predecessor [Trust/Corporation], an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”), which has been organized as a [Massachusetts business trust/Maryland corporation];

WHEREAS, each of the Successor Funds has been organized as series of the Successor Trust, a Massachusetts business trust, in order to continue the business and operations of the corresponding Predecessor Fund;

WHEREAS, each Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”);

WHEREAS, the contemplated reorganization, [redomiciliation] and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of each of the Predecessor Funds to the corresponding Successor Fund in exchange solely for classes of shares of [beneficial interest/common stock] of such Successor Fund (“Successor Fund Shares”) corresponding to the classes of shares of [beneficial interest/common stock] of such Predecessor Fund (“Predecessor Fund Shares”), as described herein, (2) the assumption by such Successor Fund of all liabilities of the corresponding Predecessor Fund, and (3) the distribution of the Successor Fund Shares to the shareholders of each corresponding Predecessor Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, each Predecessor Fund currently owns securities that are substantially similar to those in which the corresponding Successor Fund is permitted to invest;

WHEREAS, the Trustees of Successor Trust have determined, with respect to each Successor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund is in the best interests of each Successor Fund;

WHEREAS, the [Trustees/Directors] of the Predecessor [Trust/Corporation] have determined, with respect to each Predecessor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of such Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund pursuant to this Agreement is in the best interests of the Predecessor [Trust/Corporation], each of the Predecessor Funds and its shareholders and that the interests such shareholders will not be diluted as a result of this transaction; and

WHEREAS, the Predecessor [Trust/Corporation], on behalf of each of certain Predecessor Funds identified in Exhibit A (“Contingent Predecessor Funds”), has entered into an agreement and plan of reorganization pursuant to which each Contingent Predecessor Fund will be reorganized with another registered investment company or series thereof (with respect to each Contingent Predecessor Fund, the “Primary Reorganization”), subject to approval of the Primary Reorganization by the shareholders of such Contingent Predecessor Fund, and this Agreement shall not be effective with respect to such Contingent Predecessor Fund in the event that the Primary Reorganization is consummated;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH PREDECESSOR FUND TO THE CORRESPONDING SUCCESSOR FUND IN EXCHANGE FOR SUCCESSOR FUND SHARES, THE ASSUMPTION OF ALL PREDECESSOR FUND LIABILITIES AND THE LIQUIDATION OF THE PREDECESSOR FUND

1.1    Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Predecessor [Trust/Corporation], on behalf of each Predecessor Fund, agrees to sell, assign, convey, transfer and deliver all of such Predecessor Fund’s property and assets, as set forth in paragraph 1.2, to the corresponding Successor Fund, and Successor Trust, on behalf of each Successor Fund, agrees in exchange therefor: (a) to deliver to the corresponding Predecessor Fund the number of full and fractional Successor Fund Shares corresponding to each class of the Predecessor Fund Shares as of the time and date set forth in paragraph 3; and (b) to assume all liabilities of such Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”). Exhibit A attached hereto shows each Successor Fund and its classes of shares of [beneficial interest/common stock] and the corresponding Predecessor Fund and its classes of shares of [beneficial interest/common stock]. (Throughout this Agreement, the term Successor Fund Shares should be read to include each class of shares of the applicable Successor Fund, and each reference to Successor Fund Shares in connection with a Predecessor Fund should be read to include each class of [beneficial interest/common stock] of the corresponding Successor Fund.)

1.2    The property and assets of each Predecessor Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by Successor Trust, on behalf of the corresponding Successor Fund, shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by such Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of such Predecessor Fund on the Valuation Date as defined in paragraph 2.1 (collectively, with respect to each Predecessor Fund separately, “Assets”). Successor Trust, on behalf of each Successor Fund, shall assume all of the liabilities of the corresponding Predecessor Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, with respect to each Predecessor Fund separately, “Liabilities”). The Predecessor Fund will sell, assign, convey, transfer and deliver to the Successor Fund any rights, stock dividends, or other securities received by the Predecessor Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Successor Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Predecessor Fund acquired by the Successor Fund.

1.3    Predecessor [Trust/Corporation] on behalf of each Predecessor Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. Successor Trust, on behalf of each Successor Fund, shall assume all of the liabilities of the Predecessor Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”).

1.4.    Immediately upon delivery to the Predecessor Fund of the Successor Fund Shares, the Predecessor Fund, as the then sole shareholder of the Successor Fund, shall (a) approve the advisory agreement with respect to the Successor Fund, and (b) approve the distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of Successor Fund Shares.

1.5    Immediately following the actions contemplated by paragraph 1.1, the Predecessor [Trust/Corporation] shall take such actions necessary to complete the liquidation of each Predecessor Fund. To complete the liquidation, the Predecessor [Trust/Corporation], on behalf of the Predecessor Fund, shall (a) distribute to its shareholders of record with respect to each class of Predecessor Fund Shares as of the Closing as defined in paragraph 3.1 (“Predecessor Fund Shareholders”), on a pro rata basis within that class, the Successor Fund Shares of the corresponding class received by the Predecessor [Trust/Corporation], on behalf of the Predecessor Fund, pursuant to paragraph 1.1 and (b) completely liquidate. Such liquidation shall be accomplished, with respect to each class of Predecessor Fund Shares, by the transfer of the corresponding Successor Fund Shares then credited to the account of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Predecessor Fund Shareholders. The aggregate net asset value of each class of Successor Fund Shares to be so credited to each corresponding class of Predecessor Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Predecessor Fund Shares of the corresponding class owned by Predecessor Fund Shareholders on the Closing Date. All issued and outstanding Predecessor Fund Shares will be canceled on the books of the Predecessor Fund. The Successor Fund shall not issue certificates representing any class of Successor Fund Shares in connection with such exchange.

1.6    Ownership of Successor Fund Shares will be shown on the books of each Successor Fund’s transfer agent.

1.7    Any reporting responsibility of a Predecessor Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Predecessor Fund.

2.	VALUATION

2.1    The value of the Assets shall be determined as of the close of business of the New York Stock Exchange (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in then-current prospectus and statement of additional information, as supplemented, with respect to each Predecessor Fund and valuation procedures established by Predecessor [Trust/Corporation]’s Board of [Trustees/Directors].

2.2    All computations of value shall be made by [            ], in its capacity as [            ] for each Predecessor Fund, and shall be subject to confirmation by the corresponding Successor Fund’s recordkeeping agent and independent accountants.

3.	CLOSING AND CLOSING DATE

3.1    The Closing Date shall be February 18, 2005, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Predecessor [Trust/Corporation] or at such other time and/or place as the parties may agree.

3.2    Predecessor [Trust/Corporation] shall direct [JPMorgan Chase Bank], as custodian for each Predecessor Fund (“Predecessor Fund Custodian”), to deliver to Successor Trust, at the Closing, a certificate of an authorized officer stating that (i) the Assets of each Predecessor Fund have been delivered in proper form to the corresponding Successor Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of each Predecessor Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Predecessor Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Predecessor Fund Custodian to JPMorgan Chase Bank, as the custodian for the corresponding Successor Fund (“Successor Fund Custodian”). Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by each Predecessor Fund as of the Closing Date for the account of the corresponding Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Predecessor Fund’s Assets held in book-entry form with a securities depository, as defined in Rule 17f-4 of the 1940 Act, shall be transferred by the Predecessor Fund Custodian to the Successor Fund Custodian for the account of the corresponding Successor Fund as of the Closing Date by book entry, in accordance with the customary practices of the Predecessor Fund Custodian and of each such securities depository. The cash to be transferred by each Predecessor Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3    Predecessor [Trust/Corporation] shall direct Boston Financial Data Services, in its capacity as transfer agent for each Predecessor Fund (“Transfer Agent”), to deliver to Successor Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Predecessor Fund Shareholder and the number and percentage ownership of each outstanding class of Predecessor Fund Shares owned by each such shareholder immediately prior to the Closing. Each Successor Fund shall deliver to the Secretary of the corresponding Predecessor Fund a confirmation evidencing that (a) the appropriate number of Successor Fund Shares have been credited to such Predecessor Fund’s account on the books of such Successor Fund pursuant to paragraph 1.1 and (b) the appropriate number of Successor Fund Shares have been credited to the accounts of the Predecessor Fund Shareholders on the books of such Successor Fund pursuant to paragraph 1.5. At the Closing, each Predecessor Fund shall deliver to the corresponding Successor Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such Successor Fund or its counsel may reasonably request.

3.4    In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of a Predecessor Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of Successor Trust and the Board of [Trustees/Directors] of Predecessor [Trust/Corporation], accurate appraisal of the value of the net assets of such Predecessor Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1    Except as has been fully disclosed to the Successor Trust in Schedule 4.1 of this Agreement, the Predecessor [Trust/Corporation], on behalf of each Predecessor Fund, represents and warrants to Successor Trust as follows:

(a)    Each Predecessor Fund is duly established as a series of the Predecessor [Trust/Corporation], which is a [business trust/corporation] duly organized, existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Maryland], with power under the Predecessor [Trust/Corporation]’s [Declaration of Trust/Articles of Incorporation] (“Charter”), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Predecessor [Trust/Corporation] is not required to qualify as a foreign [trust or association/corporation] in any jurisdiction. Predecessor [Trust/Corporation] has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c). The obligations of Successor Trust entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of Successor Trust personally, but bind only the assets of Successor Trust and all persons dealing with any series or funds of Successor Trust, such as the Successor Fund, must look solely to the assets of Successor Trust belonging to such series or fund for the enforcement of any claims against Successor Trust.

(b)    Predecessor [Trust/Corporation] is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Predecessor Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Predecessor Funds of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)    The current prospectus and statement of additional information of each Predecessor Fund (true and correct copies of which have been delivered to the Successor Trust) and each prospectus and statement of additional information of each Predecessor Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)    On the Closing Date, the Predecessor [Trust/Corporation], on behalf of each Predecessor Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Trust, on behalf of each corresponding Successor Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)    None of the Predecessor Funds is engaged currently, and the execution, delivery and performance of this Agreement will not result, (i) in a material violation of the Charter or by-laws of Predecessor [Trust/Corporation] or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor [Trust/Corporation], on behalf of any of the Predecessor Funds, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Predecessor [Trust/Corporation], on behalf of any of the Predecessor Funds, is a party or by which it is bound.

(g)    All material contracts or other commitments of the Predecessor Funds (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Predecessor Funds on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto and the assignment by each Predecessor Fund to the corresponding Successor Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h)    Except as disclosed in Schedule 4.1 to this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Predecessor [Trust/Corporation]’s knowledge, threatened against Predecessor [Trust/Corporation], with respect to any Predecessor Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as disclosed in Schedule in 4.1 to this Agreement, Predecessor [Trust/Corporation], on behalf of the Predecessor Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)    The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each of the Predecessor Funds at [provide date], have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Successor Trust) present fairly, in all material respects, the financial condition of each of the Predecessor Funds as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Predecessor Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each of the Predecessor Funds at [provide date] (unaudited), [are/will be when sent to Predecessor Fund shareholders in the normal course] in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Successor Trust) [present/will present] fairly, in all material respects, the financial condition of each of the Predecessor Funds as of such date in accordance with GAAP, and [there are no/all] known contingent, accrued or other liabilities of the Predecessor Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [that are not/will be] disclosed therein.

(j)    Since [provide date], there has not been any material adverse change in each Predecessor Fund’s financial condition, assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Predecessor Fund of indebtedness. For the purposes of this subparagraph (j), a decline in net asset value per share of Predecessor Fund Shares due to declines in market values of securities held by the Predecessor Fund, the discharge of Predecessor Fund’s Liabilities, or the redemption of Predecessor Fund Shares by shareholders of the Predecessor Fund shall not constitute a material adverse change.

(k)    On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of each of the Predecessor Funds required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Predecessor [Trust/Corporation]’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)    For each taxable year of its operation (including the taxable year that includes the Closing Date), each of the Predecessor Funds has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has elected to be treated as such, and has been eligible to compute and has computed, its federal income tax under Section 852 of the Code.

(m)    All issued and outstanding Predecessor Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Predecessor [Trust/Corporation] and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Predecessor Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Predecessor Fund, as provided in paragraph 3.3. None of the Predecessor Funds have outstanding any options, warrants or other rights to subscribe for or purchase any of the Predecessor Fund Shares, nor is there outstanding any security convertible into any of the Predecessor Fund Shares. The Predecessor Fund will review its assets to ensure that at any time prior to the Closing Date its assets do not include any assets that the Successor Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to is acquisition by the Predecessor Fund, is unsuitable for the Successor Fund to acquire.

(n)    The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the [Trustees/Directors] of Predecessor [Trust/Corporation] and by the approval of the Predecessor Funds’ shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of the Predecessor [Trust/Corporation], on behalf of each of the Predecessor Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)    The Proxy Statement (as defined in paragraph 5.2), if any, insofar as it relates to the Predecessor Funds, will on the date thereof and at all times prior to the conclusion of the shareholder meeting to which the Proxy Statement relates (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by Successor Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by each of the Predecessor Funds for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2    Except as has been fully disclosed to the Predecessor [Trust/Corporation] in Schedule 4.2, the Successor Trust, on behalf of each Successor Fund, represents and warrants to the Predecessor [Trust/Corporation] as follows:

(a)    Each Successor Fund is duly established as a series of the Successor Trust, which is a business trust duly organized, existing, and in good standing under the laws of the Commonwealth of Massachusetts with the power under Successor Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement. The Successor Trust is not required to qualify as a foreign trust or association in any jurisdiction. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2(b). The obligations of Successor Trust entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of Successor Trust personally, but bind only the assets of Successor Trust and all persons dealing with any series or funds of Successor Trust, such as the Successor Fund, must look solely to the assets of Successor Trust belonging to such series or fund for the enforcement of any claims against Successor Trust.

(b)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Funds of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(c)    Each Successor Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, none of the Successor Funds will have any assets or liabilities or will have carried on any business activities.

(d)    None of the Successor Funds is currently engaged in any activities and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Successor Trust’s Declaration of Trust or by-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Trust, on behalf of any of the Successor Funds, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Successor Trust, on behalf of and of the Successor Funds, is a party or by which it is bound.

(e)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Successor Trust’s knowledge, threatened against Successor Trust, with respect to any of the Successor Funds or its properties or assets, that, if adversely determined, would materially and adversely affect the Successor Fund’s financial condition or the conduct of its business. The Successor Trust, on behalf of each of the Successor Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Successor Fund’s business or its ability to consummate the transactions herein contemplated.

(f)    Upon consummation of the Reorganization, all issued and outstanding Successor Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by Successor Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. None of the Successor Funds have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

(g)    The execution, delivery and performance of this Agreement, and the transaction contemplated herein, have been duly authorized by all necessary trust action and this Agreement constitutes a valid and binding obligation of each of the Successor Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(h)    The information to be furnished by each of the Successor Funds for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(i)    The current prospectus and statement of additional information of each Successor Fund (true and correct copies of which have been delivered to Predecessor [Trust/Corporation] conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light o f the circumstances under which they were made, not materially misleading.

(j)    To the best knowledge of Successor Trust, on behalf of each Successor Fund, the Successor Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

5.	COVENANTS

Predecessor [Trust/Corporation], on behalf of each Predecessor Fund, and the Successor Trust, on behalf of each Successor Fund, respectively, hereby further covenant as follows:

5.1    Each Predecessor Fund covenants that it will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2    Predecessor [Trust/Corporation] will call a meeting of the shareholders of each Predecessor Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In addition, the Predecessor [Trust/Corporation] will, on behalf of each Predecessor Fund, prepare, file with the Commission, and deliver to the shareholders of such Predecessor Fund in connection with such meeting a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.3    Each Predecessor Fund covenants that the Successor Fund Shares to be acquired by such Predecessor Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4    Each Predecessor Fund will assist the corresponding Successor Fund in obtaining such information as such Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund Shares.

5.5    Subject to the provisions of this Agreement, each Successor Fund and the corresponding Predecessor Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6    Each Successor Fund will provide to the corresponding Predecessor Fund such information regarding such Successor Fund as may be reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.7    Each Successor Fund and the corresponding Predecessor Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8    The Predecessor [Trust/Corporation], on behalf of each Predecessor Fund, covenants that it will, from time to time, as and when reasonably requested by the Successor Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Successor Trust, on behalf of such Successor Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor [Trust/Corporation]’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Trust’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9    Each Successor Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

5.10    The Successor Fund shall not change its Declaration of Trust, prospectus or statement of additional information so as to restrict permitted investments for the Successor Fund, except as required by the Securities and Exchange Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PREDECESSOR FUND

The obligations of the Predecessor [Trust/Corporation], on behalf of each Predecessor Fund, to consummate the transactions provided for herein shall be subject, at Predecessor [Trust/Corporation]’s election, to the performance by the Successor Trust, on behalf of the corresponding Successor Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Successor Trust, on behalf of such Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2    The Successor Trust, on behalf of such Successor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Trust, on behalf of such Successor Fund, on or before the Closing Date.

6.3    Successor Trust shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as Predecessor Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) Predecessor Trust’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) Successor Trust’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4    The Successor Trust, on behalf of such Successor Fund, shall have delivered to such Predecessor Fund a certificate executed in the name of such Successor Fund by the Successor Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Predecessor [Trust/Corporation] and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Predecessor [Trust/Corporation] shall reasonably request.

6.5    Such Predecessor Fund and such Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND

The obligations of the Successor Trust, on behalf of each Successor Fund, to complete the transactions provided for herein shall be subject, at the Successor Trust’s election, to the performance by the Predecessor [Trust/Corporation], on behalf of the corresponding Predecessor Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1    All representations and warranties of the Predecessor [Trust/Corporation], on behalf of such Predecessor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2    The Predecessor [Trust/Corporation], on behalf of such Predecessor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Predecessor [Trust/Corporation], on behalf of such Predecessor Fund, on or before the Closing Date.

7.3    The Predecessor [Trust/Corporation] shall have delivered to such Successor Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Predecessor [Trust/Corporation]. Predecessor Trust shall have executed and delivered all such assignments and other instruments of transfer as Successor Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) Predecessor Trust’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b Successor Trust’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4    The Predecessor [Trust/Corporation], on behalf of such Predecessor Fund, shall have delivered to the Successor Trust a certificate executed in the name of the Predecessor [Trust/Corporation], on behalf of such Predecessor Fund, and by the Predecessor [Trust/Corporation]’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Successor Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as Successor Trust shall reasonably request.

7.5    Such Predecessor Fund and such Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND AND EACH CORRESPONDING PREDECESSOR FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Predecessor [Trust/Corporation], on behalf of each Predecessor Fund, or the Successor Trust, on behalf of each Successor Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of such Predecessor Fund, in accordance with the provision of the Charter and by-laws of the Predecessor [Trust/Corporation], applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to such Successor Fund. Notwithstanding anything herein to the contrary, neither the Successor Trust nor the Predecessor [Trust/Corporation] may waive the condition set forth in this paragraph 8.1.

8.2    On the Closing Date no action, suit or other proceeding shall be pending or, to the Successor Trust’s or to the Predecessor [Trust/Corporation]’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Successor Trust or the Predecessor [Trust/Corporation] to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Successor Fund or such Predecessor Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The registration statement with respect to the Successor Fund Shares under the 1933 Act shall be effective, and no stop order suspending the effectiveness of such registration statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received the opinion of Dechert LLP dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions, and representations made by the Predecessor [Trust/Corporation], on behalf of each Predecessor Fund, the Successor Trust, on behalf of each Successor Fund, and their respective authorized officers, (i) the transaction contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Successor Fund and the Predecessor Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Successor Fund upon receipt of the Assets in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the Liabilities; (iii) the basis in the hands of the Successor Fund in the Assets will be the same as the basis of the Predecessor Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Successor Fund will include the periods during which the Assets were held by the Predecessor Fund; (v) no gain or loss will be recognized by the Predecessor Fund upon the transfer of the Assets to the Successor Fund in exchange for the Successor Fund Shares and the assumption by the Successor Fund of all of the Liabilities, or upon the distribution of the Successor Fund Shares by the Predecessor Fund to its shareholders in liquidation; (vi) no gain or loss will be recognized by the Predecessor Fund shareholders upon the exchange of their Predecessor Fund Shares for the Successor Fund Shares; (vii) the aggregate basis of the Successor Fund Shares that each Predecessor Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Predecessor Fund Shares exchanged therefor; (viii) an Predecessor Fund shareholder’s holding period for his or her Successor Fund Shares will be determined by including the period for which he or she held the Predecessor Fund Shares exchanged therefore, provide that he or she held such Predecessor Fund Shares as capital assets; and (ix) the Successor Fund will succeed to, and take into account (subject to the conditions and limitations specified in Sections 381,382, 383, and 384 of the Code and the Regulations thereunder) the items of the Predecessor Fund described in Section 381(c) of the Code. The opinion will not address whether gain or loss will be recognized with respect to any contracts subject to Section 1256 of the Code in connection with the reorganization. The delivery of such opinion is conditioned upon receipt by such Dechert LLP of representations it shall request of the Successor Trust and the Predecessor [Trust/Corporation]. Notwithstanding anything herein to the contrary, neither the Successor Trust nor the Predecessor [Trust/Corporation] may waive the condition set forth in this paragraph 8.5.

8.6    The Assets will include no assets which the Successor Fund, by reason of limitations contained in its Declaration of Trust or of investment restrictions disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.	INDEMNIFICATION

9.1    The Successor Trust, out of each Successor Fund’s assets and property (including any amounts paid to the Successor Trust pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Predecessor [Trust/Corporation] and its [Trustees/Directors] and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Predecessor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Successor Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Successor Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Successor Trust (or any Successor Fund) is not (a) in violation of any applicable law or (b) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2    The Predecessor [Trust/Corporation], out of each Predecessor Fund’s assets and property (including any amounts paid to the Predecessor [Trust/Corporation] pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Successor Trust and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Successor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Predecessor Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Predecessor [Trust/Corporation] or its [Trustees/Directors] or officers prior to the Closing Date, provided that such indemnification by the Predecessor [Trust/Corporation] (or any Predecessor Fund) is not (a) in violation of any applicable law or (b) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.  BROKERAGE FEES AND EXPENSES

10.1    The Successor Trust, on behalf of each Successor Fund, and the Predecessor [Trust/Corporation], on behalf of each Predecessor Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2    The expenses relating to the Reorganization will be borne by [JPMorgan Investment Management]. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and costs of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1    The Successor Trust and the Predecessor [Trust/Corporation] agree that neither party has made any representation, warranty or covenant, on behalf of either a Successor Fund or a Predecessor Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each Successor Fund in Section 9 shall survive the Closing.

12.  TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Successor Trust or the Board of [Trustees/Directors] of the Predecessor [Trust/Corporation], at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to a Successor Fund or a Predecessor Fund, respectively. In addition, this Agreement shall be terminated with respect to each Contingent Predecessor Fund, if the shareholders of such Contingent Predecessor Fund approve the Primary Reorganization of such Contingent Predecessor Fund and such Primary Reorganization is consummated.

13.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Predecessor [Trust/Corporation] and the Successor Trust.

14.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

if to the Successor Trust, at the address of the Successor Trust set forth in the preamble to this Agreement, in each case to the attention of [Nina O. Shenker] and with a copy to [            ], attn: [            ];

if to the Predecessor [Trust/Corporation], at the address of the Predecessor [Trust/Corporation] set forth in the preamble to this Agreement, in each case to the attention of [Nina O. Shenker] and with a copy to [            ] attn: [            ].

15.   HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF  LIABILITY; RULE 145

15.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    The warranties, representations, and agreements contained in this Agreement made by Predecessor [Trust/Corporation], on behalf of each of the Predecessor Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the Successor Trust, on behalf of each of the Successor Funds, are made on a several (and not joint, or joint and several) basis.

15.5    Pursuant to Rule 145 under the 1933 Act, the Predecessor Fund will, in connection with the issuance of any Successor Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO [SUCCESSOR FUND] OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO [SUCCESSOR FUND] SUCH REGISTRATION IS NOT REQUIRED;”

and, further, the Predecessor Fund will issue stop transfer instructions to its transfer agent with respect to such Predecessor Fund Shares.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

J.P. Morgan Mutual Fund Series, on behalf of each of its series listed in Exhibit A attached hereto		[JPMorgan Fund], on behalf of each of its series listed in Exhibit A attached hereto

By:		By:
	Name:		Name:
	Title:		Title:

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

J.P. Morgan Mutual Fund Series, on behalf of each of its series listed in Exhibit A attached hereto		[JPMorgan Fund], on behalf of each of its series listed in Exhibit A attached hereto

By:		By:
	Name:		Name:
	Title:		Title:

EXHIBIT B

JPMORGAN TRUST I

J.P. MORGAN MUTUAL FUND SERIES

FORM OF AGREEMENT AND PLAN OF

REORGANIZATION AND REDOMICILIATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND REDOMICILIATION (“Agreement”) is made as of this      day of             , 2004, by and between JPMorgan Trust I, a Delaware statutory trust (“Successor Trust”), with its principal place of business at 522 Fifth Avenue, New York, New York 10036, on behalf of each of its series listed in Exhibit A attached hereto (each a “Successor Fund”), and J.P. Morgan Mutual Fund Series, a Massachusetts business trust (“Predecessor Trust”), with its principal place of business at 522 Fifth Avenue, New York, New York 10036, on behalf of each of its series listed in Exhibit A attached hereto, as it may be amended from time to time (each a “Predecessor Fund”).

WHEREAS, each of the Predecessor Funds (other than existing series of the Predecessor Trust) had been a series of one of the JPMorgan Funds, set forth in Exhibit B hereto, that was reorganized into the Predecessor Trust immediately prior to the transactions contemplated by this Agreement;

WHEREAS, each of the Predecessor Funds currently is a series of the Predecessor Trust, an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”), which has been organized as a Massachusetts business trust;

WHEREAS, each of the Successor Funds has been organized as series of the Successor Trust, a Delaware statutory trust, in order to continue the business and operations of the corresponding Predecessor Fund;

WHEREAS, each Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”);

WHEREAS, the contemplated reorganization, redomiciliation and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of each of the Predecessor Funds to the corresponding Successor Fund in exchange solely for classes of shares of beneficial interest of such Successor Fund (“Successor Fund Shares”) corresponding to the classes of shares of beneficial interest of such Predecessor Fund (“Predecessor Fund Shares”), as described herein, (2) the assumption by such Successor Fund of all liabilities of the corresponding Predecessor Fund, and (3) the distribution of the Successor Fund Shares to the shareholders of each corresponding Predecessor Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, each Predecessor Fund currently owns securities that are substantially similar to those in which the corresponding Successor Fund is permitted to invest;

WHEREAS, the Trustees of Successor Trust have determined, with respect to each Successor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund is in the best interests of each Successor Fund;

WHEREAS, the Trustees of the Predecessor Trust have determined, with respect to each Predecessor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of such Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the State of Delaware is in the best interests of the Predecessor Trust, and each of the Predecessor Funds and that the interests of such shareholders will not be diluted as a result of this transaction; and

WHEREAS, the Predecessor Trust, on behalf of each of certain Predecessor Funds identified in Exhibit A (“Contingent Predecessor Funds”), has entered into an agreement and plan of reorganization pursuant to which each Contingent Predecessor Fund will be reorganized with another registered investment company or series thereof (with respect to each Contingent Predecessor Fund, the “Primary Reorganization”), subject to approval of the Primary Reorganization by the shareholders of such Contingent Predecessor Fund, and this Agreement shall not be effective with respect to such Contingent Predecessor Fund in the event that the Primary Reorganization is consummated;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH PREDECESSOR FUND TO THE CORRESPONDING SUCCESSOR FUND IN EXCHANGE FOR SUCCESSOR FUND SHARES, THE ASSUMPTION OF ALL PREDECESSOR FUND LIABILITIES AND THE LIQUIDATION OF THE PREDECESSOR FUND

1.1    Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Predecessor Trust, on behalf of each Predecessor Fund, agrees to sell, assign, convey, transfer and deliver all of such Predecessor Fund’s property and assets, as set forth in paragraph 1.2, to the corresponding Successor Fund, and Successor Trust, on behalf of each Successor Fund, agrees in exchange therefor: (a) to deliver to the corresponding Predecessor Fund the number of full and fractional Successor Fund Shares corresponding to each class of the Predecessor Fund Shares as of the time and date set forth in paragraph 3; and (b) to assume all liabilities of such Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”). Exhibit A attached hereto shows each Successor Fund and its classes of shares of beneficial interest and the corresponding Predecessor Fund and its classes of shares of beneficial interest. (Throughout this Agreement, the term Successor Fund Shares should be read to include each class of shares of the applicable Successor Fund, and each reference to Successor Fund Shares in connection with a Predecessor Fund should be read to include each class of beneficial interest of the corresponding Successor Fund.)

1.2    The property and assets of each Predecessor Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by Successor Trust, on behalf of the corresponding Successor Fund, shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by such Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of such Predecessor Fund on the Valuation Date as defined in paragraph 2.1 (collectively, and with respect to each Predecessor Fund separately, “Assets”). Successor Trust, on behalf of each Successor Fund, shall assume all of the liabilities of the corresponding Predecessor Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, with respect to each Predecessor Fund separately, “Liabilities”). The Predecessor Fund will sell, assign, convey, transfer and deliver to the Successor Fund any rights, stock dividends, or other securities received by the Predecessor Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Successor Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Predecessor Fund acquired by the Successor Fund.

1.3    Predecessor Trust shall (a) distribute to the shareholders of record of each class of Predecessor Fund Shares as of the Closing Date, as defined in paragraph 3.1 (“Predecessor Fund Shareholders”), on a pro rata basis within that class, the Successor Fund Shares of the corresponding class received by Predecessor Trust, on behalf of such Predecessor Fund, pursuant to paragraph 1.1 and (b) completely liquidate. Such liquidation shall be accomplished, with respect to each class of Predecessor Fund Shares, by the transfer of the corresponding Successor Fund Shares then credited to the account of such Predecessor Fund on the books of the corresponding Successor Fund to open accounts on the share records of such Successor Fund in the names of the Predecessor Fund Shareholders. The aggregate net asset value of each class of Successor Fund Shares to be so credited to each corresponding class of Predecessor Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Predecessor Fund Shares of that class owned by Predecessor Fund Shareholders on the Closing Date. All issued and outstanding Predecessor Fund Shares will be canceled on the books of the Predecessor Fund. No Successor Fund shall issue certificates representing any class of Successor Fund Shares in connection with such exchange.

1.4    Ownership of Successor Fund Shares will be shown on the books of each Successor Fund’s transfer agent.

1.5    Any reporting responsibility of a Predecessor Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Predecessor Fund.

2.	VALUATION

2.1    The value of the Assets of each Predecessor Fund shall be determined as of the time for calculation of its net asset value as set forth in the appropriate prospectus for the Predecessor Fund and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in then-current prospectus and statement of additional information, as supplemented, with respect to each Predecessor Fund and valuation procedures established by Predecessor Trust’s Board of Trustees.

2.2    All computations of value shall be made by [            ], in its capacity as [            ] for each Predecessor Fund, and shall be subject to confirmation by the corresponding Successor Fund’s recordkeeping agent and independent accountants.

3.	CLOSING AND CLOSING DATE

3.1    The Closing Date shall be February 18, 2005, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of Predecessor Trust or at such other time and/or place as the parties may agree.

3.2    Predecessor Trust shall direct J.P. Morgan Chase Bank, as custodian for each Predecessor Fund (“Predecessor Fund Custodian”), to deliver to Successor Trust, at the Closing, a certificate of an authorized officer stating that (i) the Assets of each Predecessor Fund have been delivered in proper form to the corresponding Successor Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of each Predecessor Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Predecessor Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Predecessor Fund Custodian to JPMorgan Chase Bank, as the custodian for the corresponding Successor Fund (“Successor Fund Custodian”). Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by each Predecessor Fund as of the Closing Date for the account of the corresponding Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Predecessor Fund’s Assets held in book-entry form with a securities depository, as defined in Rule 17f-4 of the 1940 Act, shall be transferred by the Predecessor Fund Custodian to the Successor Fund Custodian for the account of the corresponding Successor Fund as of the Closing Date by book entry, in accordance with the customary practices of the Predecessor Fund Custodian and of each such securities depository. The cash to be transferred by each Predecessor Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3    Predecessor Trust shall direct Boston Financial Data Services, in its capacity as transfer agent for each Predecessor Fund (“Transfer Agent”), to deliver to Successor Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Predecessor Fund Shareholder and the number and percentage ownership of each outstanding class of Predecessor Fund Shares owned by each such shareholder immediately prior to the Closing. Each Successor Fund shall deliver to the Secretary of the corresponding Predecessor Fund a confirmation evidencing that (a) the appropriate number of Successor Fund Shares have been credited to such Predecessor Fund’s account on the books of such Successor Fund pursuant to paragraph 1.1 and (b) the appropriate number of Successor Fund Shares have been credited to the accounts of the Predecessor Fund Shareholders on the books of such Successor Fund pursuant to paragraph 1.5. At the Closing, each Predecessor Fund shall deliver to the corresponding Successor Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such Successor Fund or its counsel may reasonably request.

3.4    In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of a Predecessor Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of Boards of Trustees of the Successor Trust and the Predecessor Trust, accurate appraisal of the value of the net assets of such Predecessor Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1    Except as has been fully disclosed to the Successor Trust in Schedule 4.1 of this Agreement, the Predecessor Trust, on behalf of each Predecessor Fund, represents and warrants to Successor Trust as follows:

(a)    Each Predecessor Fund is duly established as a series of the Predecessor Trust, which is a business trust duly organized, existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Predecessor Trust’s Declaration of Trust (“Charter”), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Predecessor Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Predecessor Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c). The obligations of Successor Trust entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of Successor Trust personally, but bind only the assets of Successor Trust and all persons dealing with any series or funds of Successor Trust, such as the Successor Fund, must look solely to the assets of Successor Trust belonging to such series or fund for the enforcement of any claims against Successor Trust.

(b)    Predecessor Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Predecessor Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Predecessor Funds of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)    The current prospectus and statement of additional information of each Predecessor Fund (true and correct copies of which have been delivered to the Successor Trust) and each prospectus and statement of additional information of each Predecessor Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)    On the Closing Date, the Predecessor Trust, on behalf of each Predecessor Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Trust, on behalf of each corresponding Successor Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)    None of the Predecessor Funds is engaged currently, and the execution, delivery and performance of this Agreement will not result, (i) in a material violation of the Charter or Bylaws of Predecessor Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Trust, on behalf of any of the Predecessor Funds, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Predecessor Trust, on behalf of any of the Predecessor Funds, is a party or by which it is bound.

(g)    All material contracts or other commitments of the Predecessor Funds (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Predecessor Funds on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by each Predecessor Fund to the corresponding Successor Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Predecessor Trust’s knowledge, threatened against Predecessor Trust, with respect to any Predecessor Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Predecessor Trust, on behalf of the Predecessor Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)    The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each of the Predecessor Funds as included in the most recent Annual Report to Shareholders for each of the Predecessor Funds either as existing series of the Predecessor Trust or as prior series of the JPMorgan Funds, set forth in Exhibit B, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Successor Trust) present fairly, in all material respects, the financial condition of each of the Predecessor Funds as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Predecessor Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each of the Predecessor Funds at [provide date] (unaudited), [are/will be when sent to shareholders in the ordinary course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Successor Trust) will present fairly, in all material respects, the financial condition of each of the Predecessor Funds as of such date in accordance with GAAP, and [there are no/all] known contingent, accrued or other liabilities of the Predecessor Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [that are not/will be] disclosed therein.

(j)    Since [provide date], there has not been any material adverse change in each Predecessor Fund’s financial condition, assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Predecessor Fund of indebtedness, other than the incurrence of indebtedness occurring in the ordinary course of business in accordance with the Predecessor Fund’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Predecessor Fund Shares due to declines in market values of securities held by the Predecessor Fund, the discharge of Predecessor Fund’s Liabilities, or the redemption of Predecessor Fund Shares by shareholders of the Predecessor Fund shall not constitute a material adverse change.

(k)    On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of each of the Predecessor Funds required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Predecessor Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)    For each taxable year of its operation (including the taxable year that includes the Closing Date), each of the Predecessor Funds has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has elected to be treated as such, and has been eligible to compute and has computed, its federal income tax under Section 852 of the Code.

(m)    All issued and outstanding Predecessor Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Predecessor Trust and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Predecessor Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Predecessor Fund, as provided in paragraph 3.3. None of the Predecessor Funds have outstanding any options, warrants or other rights to subscribe for or purchase any of the Predecessor Fund Shares, nor is there outstanding any security convertible into any of the Predecessor Fund Shares. The Predecessor Fund will review its assets to ensure that at any time prior to the Closing Date its assets do not include any assets that the Successor Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Predecessor Fund, is unsuitable for the Successor Fund to acquire.

(n)    The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trustees of Predecessor Trust and by the approval of the Predecessor Funds’ shareholders as of the Record Date, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of the Predecessor Trust, on behalf of each of the Predecessor Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)    The Proxy Statement (as defined in paragraph 5.2), insofar as it relates to the Predecessor Funds, will on the date thereof and at all times prior to the conclusion of the shareholder meeting to which the Proxy

Statement relates (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by Successor Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by each of the Predecessor Funds for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2    Except as has been fully disclosed to the Predecessor Trust in Schedule 4.2, the Successor Trust, on behalf of each Successor Fund, represents and warrants to the Predecessor Trust as follows:

(a)    Each Successor Fund is duly established as a series of the Successor Trust, which is a statutory trust duly organized, existing, and in good standing under the laws of the State of Delaware with the power under Successor Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement. The Successor Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2(b). The obligations of Successor Trust entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of Successor Trust personally, but bind only the assets of Successor Trust and all persons dealing with any series or funds of Successor Trust, such as the Successor Fund, must look solely to the assets of Successor Trust belonging to such series or fund for the enforcement of any claims against Successor Trust.

(b)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Funds of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws.

(c)    Each Successor Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, none of the Successor Funds will have any assets or liabilities or will have carried on any business activities.

(d)    None of the Successor Funds is currently engaged in any activities and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Successor Trust’s Declaration of Trust or by-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Trust, on behalf of any of the Successor Funds, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Successor Trust, on behalf of the Successor Funds, is a party or by which it is bound.

(e)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Successor Trust’s knowledge, threatened against Successor Trust, with respect to any of the Successor Funds or its properties or assets, that, if adversely determined, would materially and adversely affect the Successor Fund’s financial condition or the conduct of its business. The Successor Trust, on behalf of each of the Successor Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Successor Fund’s business or its ability to consummate the transactions herein contemplated.

(f)    Upon consummation of the Reorganization, all issued and outstanding Successor Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by Successor Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. None of the Successor Funds have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

(g)    The execution, delivery and performance of this Agreement, and the transaction contemplated herein, have been duly authorized by all necessary trust action and this Agreement constitutes a valid and binding obligation of the Successor Trust, on behalf of each of the Successor Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(h)    The information to be furnished by each of the Successor Funds for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5.	COVENANTS

Predecessor Trust, on behalf of each Predecessor Fund, and the Successor Trust, on behalf of each Successor Fund, respectively, hereby further covenant as follows:

5.1    Each Predecessor Fund covenants that it will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2    Predecessor Trust will call a meeting of the shareholders of each Predecessor Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In addition, the Predecessor Trust will, on behalf of each Predecessor Fund, prepare, file with the Commission, and deliver to the shareholders of such Predecessor Fund in connection with such meeting a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.3    Each Predecessor Fund covenants that the Successor Fund Shares to be acquired by such Predecessor Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4    Each Predecessor Fund will assist the corresponding Successor Fund in obtaining such information as such Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund Shares.

5.5    Subject to the provisions of this Agreement, each Successor Fund and the corresponding Predecessor Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6    Each Successor Fund will provide to the corresponding Predecessor Fund such information regarding such Successor Fund as may be reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.7    Each Successor Fund and the corresponding Predecessor Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8    The Predecessor Trust, on behalf of each Predecessor Fund, covenants that it will, from time to time, as and when reasonably requested by the Successor Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Successor Trust, on behalf of such Successor Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Trust’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Trust’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    Each Successor Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

5.10    The Successor Trust shall not change its Declaration of Trust, prospectuses or statements of additional information so as to restrict permitted investments for any of the Successor Funds, except as required by the Securities and Exchange Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PREDECESSOR FUND

The obligations of the Predecessor Trust, on behalf of each Predecessor Fund, to consummate the transactions provided for herein shall be subject, at Predecessor Trust’s election, to the performance by the Successor Trust, on behalf of the corresponding Successor Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Successor Trust, on behalf of such Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2    The Successor Trust, on behalf of such Successor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Trust, on behalf of such Successor Fund, on or before the Closing Date.

6.3    Successor Trust shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as Predecessor Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) Predecessor Trust’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) Successor Trust’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4    The Successor Trust, on behalf of such Successor Fund, shall have delivered to such Predecessor Fund a certificate executed in the name of such Successor Fund by the Successor Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Predecessor Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Predecessor Trust shall reasonably request.

6.5    Such Predecessor Fund and such Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND

The obligations of the Successor Trust, on behalf of each Successor Fund, to complete the transactions provided for herein shall be subject, at the Successor Trust’s election, to the performance by the Predecessor Trust, on behalf of the corresponding Predecessor Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1    All representations and warranties of the Predecessor Trust, on behalf of such Predecessor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2    The Predecessor Trust, on behalf of such Predecessor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Predecessor Trust, on behalf of such Predecessor Fund, on or before the Closing Date.

7.3    The Predecessor Trust shall have delivered to such Successor Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Predecessor Trust. Predecessor Trust shall have executed and delivered all such assignments and other instruments of transfer as Successor Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) Predecessor Trust’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) Successor Trust’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4    The Predecessor Trust, on behalf of such Predecessor Fund, shall have delivered to the Successor Trust a certificate executed in the name of the Predecessor Trust, on behalf of such Predecessor Fund, and by the Predecessor Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Successor Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as Successor Trust shall reasonably request.

7.5    Such Predecessor Fund and such Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND AND EACH CORRESPONDING PREDECESSOR FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Predecessor Trust, on behalf of each Predecessor Fund, or the Successor Trust, on behalf of each Successor Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of such Predecessor Fund, in accordance with the provision of the

Charter and Bylaws of the Predecessor Trust, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to such Successor Fund. Notwithstanding anything herein to the contrary, neither the Successor Trust nor the Predecessor Trust may waive the condition set forth in this paragraph 8.1.

8.2    On the Closing Date no action, suit or other proceeding shall be pending or, to the Successor Trust’s or to the Predecessor Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Successor Trust or the Predecessor Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Successor Fund or such Predecessor Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The registration statement of the Predecessor Trust under the 1933 Act and the 1940 Act with respect to each Predecessor Fund shall have been amended to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act, and the Successor Trust shall have expressly adopted such amended registration statement with respect to each Successor Fund for purposes of the 1933 Act and the 1940 Act. In addition, the 1940 Act notification of registration of the Predecessor Trust shall have been amended to reflect the Reorganization, and the Successor Trust shall have expressly adopted such amended notification for purposes of the 1940 Act. No stop order suspending the effectiveness of such registration statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received the opinion of Dechert LLP dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions, and representations made by the Predecessor Trust, on behalf of each Predecessor Fund, the Successor Trust, on behalf of each Successor Fund, and their respective authorized officers, (i) the transaction contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Successor Fund and the Predecessor Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Successor Fund upon receipt of the Assets in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the Liabilities; (iii) the basis in the hands of the Successor Fund in the Assets will be the same as the basis of the Predecessor Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Successor Fund will include the periods during which the Assets were held by the Predecessor Fund; (v) no gain or loss will be recognized by the Predecessor Fund upon the transfer of the Assets to the Successor Fund in exchange for the Successor Fund Shares and the assumption by the Successor Fund of all of the Liabilities, or upon the distribution of the Successor Fund Shares by the Predecessor Fund to its shareholders in liquidation; (vi) no gain or loss will be recognized by the Predecessor Fund shareholders upon the exchange of their Predecessor Fund Shares for the Successor Fund Shares; (vii) the aggregate basis of the Successor Fund Shares that each Predecessor Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Predecessor Fund Shares exchanged therefor; (viii) a Predecessor Fund shareholder’s holding period for his or her Successor Fund Shares will be determined by including the period for which he or she held the Predecessor Fund Shares exchanged therefore, provide that he or she held such Predecessor Fund Shares as capital assets; and (ix) the Successor Fund will succeed to, and take into account (subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder) the items of the Predecessor Fund described in Section 381(c) of the Code. The opinion will not address whether gain or loss will be recognized with respect to any contracts subject to Section 1256 of the Code in connection with the reorganization. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Successor Trust and the Predecessor Trust. Notwithstanding anything herein to the contrary, neither the Successor Trust nor the Predecessor Trust may waive the condition set forth in this paragraph 8.5. required for the consummation by Predecessor Trust, on behalf of each Predecessor Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws.

8.6    The parties shall have received the opinion of Pricket, Jones & Elliott P.A., as special Delaware counsel to Successor Trust dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance acceptable to both the Predecessor Trust and the Successor Trust) substantially to the effect that, based upon certain facts and certifications made by Predecessor Trust, on behalf of each Predecessor Fund, the Successor Trust, on behalf of each Successor Fund, and their respective authorized officers, (a) the Successor Trust is a statutory trust duly organized and validly existing under the Delaware Statutory Trust Act, and (b) the Successor Fund Shares are duly authorized and, upon delivery to Predecessor Trust, on behalf of each Predecessor Fund pursuant to this Agreement, will be validly issued, fully paid and non-assessable by the Successor Trust.

8.7    The Assets will include no assets which the Successor Fund, by reason of limitations contained in its Declaration of Trust [or of investment restrictions disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date,] may not properly acquire.

9.	INDEMNIFICATION

The Successor Trust, out of each Successor Fund’s assets and property (including any amounts paid to the Successor Trust pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Predecessor Trust and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Predecessor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Predecessor Trust or Trustees or officers prior to the Closing Date, provided that such indemnification by the Successor Trust (or any Successor Fund) is not (a) in violation of any applicable law or (b) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.  BROKERAGE FEES AND EXPENSES

10.1    The Successor Trust, on behalf of each Successor Fund, and the Predecessor Trust, on behalf of each Predecessor Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2    The expenses relating to the Reorganization will be borne by JPMorgan Investment Management. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and costs of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1    The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant, on behalf of either a Successor Fund or a Predecessor Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each Successor Fund in Section 9 shall survive the Closing.

12.  TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Successor Trust or the Predecessor Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to a Successor Fund or a Predecessor Fund, respectively. In addition, this Agreement shall be terminated with respect to each Contingent Predecessor Fund, if the shareholders of such Contingent Predecessor Fund approve the Primary Reorganization of such Contingent Predecessor Fund and such Primary Reorganization is consummated.

13.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Predecessor Trust and the Successor Trust.

14.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

if to the Successor Trust, at the address of the Successor Trust set forth in the preamble to this Agreement, in each case to the attention of [Nina O. Shenker] and with a copy to [                    ], attn: [                    ];

if to the Predecessor Trust, at the address of the Predecessor Trust set forth in the preamble to this Agreement, in each case to the attention of [Nina O. Shenker] and with a copy to [                    ], attn: [                    ].

15.  HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; RULE 145

15.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    The warranties, representations, and agreements contained in this Agreement made by Predecessor Trust, on behalf of each of the Predecessor Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the Successor Trust, on behalf of each of the Successor Funds, are made on a several (and not joint, or joint and several) basis.

15.5    Pursuant to Rule 145 under the 1933 Act, the Predecessor Fund will, in connection with the issuance of any Successor Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO [SUCCESSOR FUND] OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO [SUCCESSOR FUND] SUCH REGISTRATION IS NOT REQUIRED;”

and, further, the Predecessor Fund will issue stop transfer instructions to its transfer agent with respect to such Predecessor Fund Shares.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

JPMorgan Trust I	J.P. Morgan Mutual Fund Series

on behalf of each of its series listed in Exhibit A attached hereto	on behalf of each of its series listed in Exhibit A attached hereto

By:	By:
Name:	Name:
Title:	Title:

J.P. Morgan Investment Management, Inc.,

with respect to Section 10.2 only

By:
Name:
Title:

EXHIBIT C

COMPARISON OF JPMORGAN TRUST I AND THE JPMORGAN FUNDS

Shareholder Liability

Generally, liability is limited for shareholders of JPMorgan Trust I to the same extent as for shareholders of Maryland Fund. With respect to Massachusetts Funds, as further noted below, there is the potential, although only a remote possibility, that shareholders of Massachusetts Funds may be liable for the obligations of such entity.

JPMorgan Trust I

The Declaration of Trust of JPMorgan Trust I provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to JPMorgan Trust I, the New Funds or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Maryland Fund

The Maryland Fund is organized as a Maryland corporation, and as such, its shareholders generally have no personal liability for its acts or obligations.

Massachusetts Funds

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declarations of Trust for Massachusetts Funds state that shareholders will not be subject to any personal liability in connection with the assets of the trusts or the acts, obligations or affairs of the trusts. The Declaration of Trust of each Massachusetts Fund provides for (i) indemnification of any shareholder, made a party to any suit or proceeding to enforce any such liability, from and against all claims and liabilities to which such shareholder may be subject by reason of his or her being or having been a shareholder, and (ii) reimbursement of such shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which (i) a court determines that the respective trust should be treated as a partnership, rather than as a business trust, despite the terms of the Declaration of Trust, (ii) a contractual disclaimer is found to be inadequate, and (iii) the trust itself would be unable to meet its obligations.

Liquidation or Dissolution

In order to liquidate or dissolve a Fund (or class thereof) that is a series of the Maryland Fund, the Directors must first redeem all the outstanding shares of that Fund, which the Directors may do without shareholder approval. Once all the shares are redeemed, the Directors may then liquidate or dissolve the Fund without shareholder approval. In contrast, Trustees of JPMorgan Trust I or the Massachusetts Funds may resolve to liquidate or dissolve a Fund or New Fund, or any class thereof, without prior shareholder approval and without first redeeming all of the shares of the respective Fund or New Fund, or class thereof, of those entities.

In the event of the liquidation or dissolution of any of the Funds or New Funds the shareholders of that Fund/New Fund are entitled to receive, when and as declared by the Board, the excess of the assets over the liabilities belonging to the Fund/New Fund. The assets so distributed to shareholders of a Fund/New Fund would be distributed among the shareholders in proportion to the number of shares of that Fund/New Fund held by them and recorded on the books of the Fund/New Fund.

JPMorgan Trust I

The Declaration of Trust of JPMorgan Trust I permits a majority of the Trustees to liquidate JPMorgan Trust I, or any class or series of JPMorgan Trust I, upon written notice to shareholders, without submitting the matter for shareholder approval.

Maryland Fund

Maryland law requires shareholder approval to dissolve the Maryland Fund. If no shares of a class or series are outstanding, a majority of the Directors may vote to liquidate any class or series without shareholder approval. Otherwise, the corporation may first redeem all of the shares outstanding of each applicable series and/or class, and then liquidate the series or class, all without shareholder approval.

Massachusetts Funds

The Declarations of Trust of the Massachusetts Funds provide that the trust or any series of the trust may be terminated by the Trustees by written notice to the shareholders and without submitting the matter for approval by the shareholders.

Liability of Trustees and Indemnification

The Trustees of JPMorgan Trust I and the Trustees of each JPMorgan Fund are generally not liable to the respective entity absent willful misfeasance, bad faith, gross negligence or reckless disregard of a their duties. Furthermore, each entity permits indemnification of such Directors and Trustees to the fullest extent permissible under applicable laws against liability in connection with a claim, action, suit or proceeding in which the Trustee becomes involved by virtue of being or having been a Trustee. JPMorgan Trust I specifically provides that indemnification includes any reasonable expenses incurred by a Trustee in connection with the defense of any proceeding, although such costs may be indemnified under the respective applicable laws for the other entities. JPMorgan Trust I further provides that any Trustee designated to be an “audit committee financial expert” shall not be held to heightened standard of care because of such designation.

JPMorgan Trust I

Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Director’s/Trustee’s duties, a Trustee acting in such capacity shall not be personally liable to any person other than JPMorgan Trust I or a beneficial owner for any act, omission or obligation of JPMorgan Trust I or any Trustee. In addition, the Declaration of Trust provides that any Trustee who has been designated a financial expert in JPMorgan Trust I’s registration statement will not be subject to any greater duty of care in discharging such Trustee’s duties and responsibilities by virtue of such designation than a Trustee who has not been so designated. A Trustee of JPMorgan Trust I will be indemnified by JPMorgan Trust I to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with the defense of any proceeding in which he or she becomes involved by virtue of being or having been a Trustee.

Maryland Fund

The Articles of Incorporation and By-Laws of the Maryland Fund provide that the Maryland Fund will indemnify the Directors and advance expenses to its currently acting and its former Directors to the fullest extent permitted by law.

Massachusetts Funds

The Declarations of Trust of the Massachusetts Funds provide that every person who is or has been a Trustee of the Trust shall be indemnified by the Trust to the fullest extent permitted by law (including the 1940 Act) against all liability and against all expenses reasonably incurred or paid by the Trustee in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee and against amounts paid or incurred by him in the settlement thereof. However, Trustee indemnification under the Declarations of Trust is not permitted for any liability to which a Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Trustee’s duties.

Rights of Inspection

Shareholders of the Massachusetts Funds generally have the right to inspect their respective entity’s records, accounts and books. Subject to certain limitations, the shareholders of the Maryland Fund may generally inspect certain documents of the corporation upon request. JPMorgan Trust I withholds such right of inspection unless granted by law or provided for in a resolution of the Trustees of JPMorgan Trust I or approved by shareholders at a meeting.

JPMorgan Trust I

Shareholders shall have the right to inspect JPMorgan Trust I’s accounts, books or documents only to the extent such right is conferred by law, by the Trustees or by resolution of the shareholders. No such rights have to date been conferred.

Maryland Fund

The Articles of Incorporation of the Maryland Fund permit corporate documents such as minutes, and the by-laws to be available for inspection in accordance with the General Laws of the State of Maryland. Maryland corporate law and the By-laws of the Maryland Fund provide that one or more persons who together are the shareholders of record of at least 5% of the outstanding shares of a corporation for at least six months may inspect the Maryland Fund’s books of account and stock ledger, statement of the corporation’s affairs, and present to any officer or resident agent a written request for a list the Maryland Fund’s shareholders.

Massachusetts Funds

Under the Declarations of Trust, shareholders of each Massachusetts Fund except JPMIF, JPMF and JPMST generally have the right to inspect the records, accounts and books of the Massachusetts Funds, as such right is permitted to shareholders of a Massachusetts corporation. Currently, each shareholder of a Massachusetts corporation is permitted to inspect the records, accounts and books of a corporation for any legitimate business purpose relative to the affairs of the corporation. The Declarations of Trust of JPMIF, JPMF and JPMST do not specify the rights of shareholders to inspect records.

Shareholder Voting Rights and Shareholder Meetings

Neither JPMorgan Trust I nor the JPMorgan Funds is required to hold annual meetings of shareholders, although each may hold special meetings for purposes of electing Trustees, voting on certain matters as required under the 1940 Act and certain other matters enumerated in the organizational documents of each entity. In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by the individual Fund or New Fund; (2) the matter involves any action that the Trustees have determined will affect only the interests of one or more Fund or New Fund, then only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

As further noted below, JPMorgan Trust I and the JPMorgan Funds do differ in several respects, including (1) the basis for calculating the number of votes a shareholder may vote, (2) the percentage of outstanding shares necessary for shareholders to call a special meeting and in the ability of shareholders to take action by written consent, and (3) rights with respect to approval of a merger or reorganization of the series or the entity (see Reorganization/Combination Transactions, below).

JPMorgan Trust I

Each New Fund share held entitles a shareholder of such New Fund one vote, with fractional shares receiving a proportionate interest. The By-Laws for JPMorgan Trust I permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of JPMorgan Trust I entitled to vote at such meeting.

Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

Maryland Fund

Each Fund share held entitles a shareholder of such Fund one vote, with fractional shares receiving a proportionate interest. A special meeting of shareholders of a Fund may be called upon the written request of holders of not less than a majority of that Fund’s then outstanding voting securities. Written shareholder consents in lieu of a meeting are required to be signed by all shareholders.

Massachusetts Funds

With respect to Funds that are series of JPMF, JPMMFG, JPMMFIT, JPMMFSG, JPMMFST, and JPMMFT, each Fund share held entitles a shareholder of such Fund one vote, with fractional shares receiving a proportionate interest. With respect to Funds that are series of JPMMFS, JPMIF and JPMST, each dollar invested in such Fund entitles a shareholder one vote, with fractional dollar amounts receiving a proportionate interest. A special meeting of shareholders of a Fund may be called upon the written request of holders of not less than 10% of that Fund’s outstanding securities entitled to vote. Written shareholder consents in lieu of a meeting are required to be signed by shareholders representing a majority of the shares.

Reorganization/Combination Transactions

JPMorgan Trust I imposes no requirement for shareholder approval of a proposed merger, reorganization, sale of assets, etc., of a New Fund. Shareholder approval may be required, however, under the federal securities laws. As for the Massachusetts Funds and the Maryland Fund, shareholders must approve combination transactions.

JPMorgan Trust I

Under the Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Fund or JPMorgan Trust I with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated fund under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment restrictions.

Maryland Fund

A majority of the outstanding shares of a Fund must approve a merger of the Fund with another business organization, or the sale or exchange of all or substantially all of the property of the Fund.

Massachusetts Funds

In the case of a merger or similar reorganization transaction involving a Massachusetts Fund, if the transaction is recommended by the Trustees, generally, the vote of a majority vote of the outstanding voting securities of a Fund must approve a merger with another business organization or the sale or exchange of all or substantially all of the property of the Fund.

Amendment of Charter Document

Trustees of JPMorgan Trust I are granted the widest latitude to amend its governing instruments without seeking shareholder approval. Generally, the Trustees of the JPMorgan Funds may amend their charter documents without shareholder approval where an amendment does not adversely affect the economic value or legal rights of shareholders. The By-Laws of each entity may generally be amended by action of the Trustees/Directors, without shareholder approval.

JPMorgan Trust I

The Trustees may generally restate, amend or otherwise supplement JPMorgan Trust I’s governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

Maryland Fund

The Articles of Incorporation provide that the Directors of the Maryland Fund may amend its Articles without shareholders approval only for such limited purposes as changing the Maryland Fund’s name or for curing any ambiguity, correcting any defective or inconsistent provision or modifying the Articles to comply with any applicable laws. Under Maryland law, amendments to the charter of a corporation, other than to change the name of the corporation, or a class or series thereof, must be approved by a two-thirds of all votes entitled to be cast except as otherwise provided in the corporation’s charter or bylaws. However, the Maryland Fund’s Articles of Incorporation provide that a majority of the outstanding shares entitled to vote will be sufficient to approve an amendment.

Massachusetts Funds

The Declarations of Trust of the Massachusetts Funds may be amended by the Trustees upon the affirmative vote of the majority of shareholders. However, the Trustees may amend the Declaration of Trust without shareholder approval to change the name of the trust or a Fund, to cure any ambiguity, or to conform the Declaration with any applicable laws and in such cases where the amendment does not adversely affect the economic value or legal rights of a shareholder.

Derivative and Class Actions

Generally, shareholders of JPMorgan Trust I and the JPMorgan Funds are permitted to bring derivative or class actions on behalf of their respective entity only after such shareholders have first made a demand upon the Board to bring the action on behalf of the applicable entity. The Declaration of Trust of JPMorgan Trust I specifically sets forth the procedural requirements a shareholder would need to fulfill and additionally limits such actions to those brought by at least 10% of JPMorgan Trust I’s or a New Fund’s shareholders. The requirements for shareholders of the JPMorgan Funds are governed by state law.

JPMorgan Trust I

Shareholders of JPMorgan Trust I or any New Fund may not bring a derivative action to enforce the right of JPMorgan Trust I or New Fund unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of JPMorgan Trust I or the New Fund, as applicable, join in bringing the derivative action. A shareholder of a particular New Fund is not entitled to participate in a derivative action on behalf of a different New Fund of JPMorgan Trust I.

Maryland Fund

Under Maryland law, shareholders may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the Directors improperly refuse to bring a derivative suit or if the demand upon the Directors is excused, then a plaintiff generally must then make the demand upon the corporation’s other shareholders before commencing suit.

Massachusetts Funds

While not directly applicable, Massachusetts corporation law may be considered persuasive authority for matters concerning derivative actions by a Massachusetts Fund’s shareholders. Under Massachusetts corporation law, any shareholder that was a shareholder of the corporation at the time of the act or omission complained of may commence a derivative proceeding after written demand has been made upon the corporation to take suitable action and at least 90 days has elapsed (assuming no shareholder vote is taken with respect to the demand) or if irreparable injury to the corporation would result by waiting for the expiration of such period.

*  *  *

The foregoing is only a summary of certain characteristics of the operations of JPMorgan Trust I and the JPMorgan Funds, their relevant corporate governance documents and relevant state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing the JPMorgan Funds for a more thorough description.

EXHIBIT D

THE FUNDS AND THEIR RESPECTIVE FISCAL YEAR ENDS

The table below indicates each Fund’s fiscal year end. Those Funds with a fiscal year end of August 31 are labeled the “August 31 Funds,” those Funds with a fiscal year end of October 31 are labeled the “October 31 Funds,” and those Funds with a fiscal year end of December 31 are labeled the “December 31 Funds.”

August 31 Funds*	JPMorgan Fund
JPMorgan Bond Fund	JPMIF
JPMorgan California Bond Fund	JPMST
JPMorgan California Tax Free Money Market Fund	JPMMFT
JPMorgan Enhanced Income Fund	JPMST
JPMorgan Federal Money Market Fund	JPMMFT
JPMorgan Fleming Emerging Markets Debt Fund	JPMF
JPMorgan Global Strategic Income Fund	JPMIF
JPMorgan Intermediate Tax Free Income Fund	JPMMFST
JPMorgan New Jersey Tax Free Income Fund	JPMMFST
JPMorgan New York Intermediate Tax Free Income Fund	JPMMFST
JPMorgan New York Tax Free Money Market Fund	JPMMFT
JPMorgan Prime Money Market Fund	JPMMFT
JPMorgan Short Term Bond Fund	JPMIF
JPMorgan Tax Free Money Market Fund	JPMMFT

*	Most Recently Available Annual Shareholder Report: Annual Report dated August 31, 2004.

October 31 Funds*	JPMorgan Fund
JPMorgan Global Healthcare Fund	JPMST
JPMorgan Fleming Asia Equity Fund	JPMMFG
JPMorgan Fleming Emerging Markets Equity Fund	JPMIF
JPMorgan Fleming International Equity Fund	JPMMFSG
JPMorgan Fleming International Growth Fund	JPMMFG
JPMorgan Fleming International Small Cap Equity Fund	JPMMFG
JPMorgan Fleming International Value Fund	JPMIF
JPMorgan Fleming Intrepid European Fund	JPMMFG
JPMorgan Fleming Japan Fund	JPMMFG
JPMorgan Market Neutral Fund	JPMST
JPMorgan Tax Aware Disciplined Equity Fund	JPMST
JPMorgan Tax Aware Enhanced Income Fund	JPMST
JPMorgan Tax Aware Large Cap Growth Fund	JPMMFSG
JPMorgan Tax Aware Large Cap Value Fund	JPMMFSG
JPMorgan Tax Aware Short-Intermediate Income Fund	JPMIF
JPMorgan Tax Aware U.S. Equity Fund	JPMST

*	Most Recently Available Annual and Semi-Annual Shareholder Report: Annual Report dated October 31, 2003 and Semi-Annual Report dated April 30, 2004

D-1

December 31 Funds*	JPMorgan Fund
JPMorgan Capital Growth Fund	JPMMFG
JPMorgan Disciplined Equity Fund	JPMIF
JPMorgan Diversified Fund	JPMIF
JPMorgan Dynamic Small Cap Fund	JPMMFG
JPMorgan Growth and Income Fund	JPMMFG
JPMorgan Intrepid America Fund	JPMMFS
JPMorgan Intrepid Growth Fund	JPMMFS
JPMorgan Intrepid Investor Fund	JPMMFS
JPMorgan Intrepid Value Fund	JPMMFS
JPMorgan Mid Cap Equity Fund	JPMMFSG
JPMorgan Mid Cap Growth Fund	JPMMFIT
JPMorgan Mid Cap Value Fund	JPMFMFG
JPMorgan Select Growth and Income Fund	JPMMFG
JPMorgan Small Cap Equity Fund	JPMMFG
JPMorgan Trust Small Cap Equity Fund	JPMMFSG
JPMorgan U.S. Small Company Opportunities Fund	JPMF

*	Most Recently Available Annual and Semi-Annual Shareholder Report: Annual Report dated December 31, 2003 and Semi-Annual Report dated June 30, 2004

D-2

EXHIBIT E

CURRENT EXECUTIVE OFFICERS OF THE JPMORGAN FUNDS

Name (Year of Birth)	Positions with JPM Funds	Principal Occupations During Past 5 Years
George C.W. Gatch (1962)	President since 2001	Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds. An employee since 1986, George leads the firm’s U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank. Prior to working in Japan, George established J.P. Morgan Investment Management’s sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963)	Senior Vice President since 2004	Chief Operating Officer JPMorgan Funds (August 2004 to present) and One Group Mutual Funds from November 2001 until present. From October 1999 to present, Vice President and Treasurer, One Group Administrative Services, Inc., and Vice President and Treasurer, One Group Dealer Services, Inc.

Patricia A. Maleski (1960)	Vice President since 2003 and Chief Administrative Officer since 2004	Vice President, JPMIM; Previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Prior to joining J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Wayne H. Chan (1965)	Secretary since 2004	Vice President and Assistant General Counsel, JPMIM, since September 2002; Prior to joining J.P. Morgan Chase & Co., Mr. Chan was an associate at the law firms of Shearman & Sterling from May 2001 through September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Stephanie J. Dorsey (1969)	Treasurer since 2004	Director of Mutual Fund Administration, One Group Administrative Services, since January 2004; Ms. Dorsey worked for Bank One Corporation (now known as JPMorgan Chase & Co.) from January 2003 to January 2004. Prior to joining Bank One Corporation, she was a Senior Manager at PricewaterhouseCoopers LLP from September 1992 through December 2002.

Jessica K. Ditullio (1962)	Assistant Secretary since 2004	From August 1990 to present, various attorney positions for Bank One Corporation (now known as JPMorgan Chase & Co.)

Nancy E. Fields (1949)	Assistant Secretary since 2004	From October 1999 to present, Director, Mutual Fund Administration, One Group Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group, Banc One Investment Advisors Corporation.

Alaina V. Metz (1967)	Assistant Secretary since 2001	From June 1995 to present, Vice President, BISYS Fund Service Inc.

Martin Dean (1963)	Assistant Secretary since 2001	Vice President Regulatory Services of BISYS Fund Services, Inc.

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Name (Year of Birth)	Positions with JPM Funds	Principal Occupations During Past 5 Years
Arthur Jensen (1966)	Assistant Secretary since 2001	Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company.

Christopher D. Walsh (1965)	Assistant Treasurer since 2004	Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA Funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at Prudential Investments.

Paul DeRusso (1954)	Assistant Treasurer since 2001	Vice President, JPMIM; Manager of the Budgeting and Expense Group of the Funds Administration Group.

Mary Squires (1955)	Assistant Treasurer since 2001	Vice President, JPMIM; Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization complex.

Stephen M. Ungerman (1953)	Chief Compliance Officer since 2001	Vice President, JPMIM; Previously, head of Fund Administration—Pooled Vehicles. Prior to joining J.P. Morgan Chase & Co., in 2000, he held a number of senior positions in Prudential Financial’s asset and management business, including Associate General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.

E-2

EXHIBIT F

JP MORGAN FUNDS

GOVERNANCE COMMITTEE CHARTER

Organization

There shall be a committee of the Boards of Trustees (the “Boards”) of the JP Morgan Funds (the “Funds”) to be known as the Governance Committee (the “Committee”). The Committee shall be composed solely of Trustees who are not “interested persons” of the Funds (“Independent Trustees”). The Chairman of the Boards shall determine the number of Committee members, shall nominate the members of the Committee and shall appoint the Chairperson of the Committee, subject to the approval of the full Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Boards of the Funds. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

Responsibilities

The duties of the Committee are:

•	to select and nominate persons for election or appointment as Trustees including Independent Trustees and Trustees who are interested persons of the Funds (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards and (iii) for election by Funds shareholders at meetings called for the election of Trustees;

•	to review from time to time the compensation payable to the Independent Trustees and to make recommendations to the Boards with respect thereto;

•	to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

•	to select independent legal counsel to the Independent Trustees and recommend the retention of such counsel to the Independent Trustees;

•	to consult with independent counsel for the Independent Trustees so that it may be apprised of regulatory developments affecting governance issues;

•	to select legal counsel to the Funds and recommend the retention of such counsel to the Independent Trustees; and

•	to review from time to time shareholder correspondence to the Boards.

Nominination of Independent Trustees

After a determination by the Committee that a person should be nominated as an additional Independent Trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for an Independent Trustee position on any of the Boards, the Committee shall nominate a person for appointment by a majority of the members of the Boards to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing Independent Trustees, the Committee shall nominate one or more persons for election as Independent Trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as an Independent Trustee should include (but need not be limited to):

•	upon advice of independent legal counsel to the Boards, whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Funds;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;

•	the contribution which the person can make to the Boards and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

F-1

•	desirable personality traits of the individual including independence, leadership and the ability to work with the other members of the Boards; and

•	consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), the Committee may consider recommendations from management in its evaluation process as it deems appropriate.

The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committee shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person’s ability to serve as a Independent Trustee.

Review of Compensation

At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other Trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the Independent and such other Trustees and the time required to perform these duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, and policies for the Independent and such other Trustees, and shall monitor any and all such policies and deferred compensation plans.

Evaluation Function

The Committee shall consider, be responsible for and implement any periodic evaluation process of the Boards and all committees of the Boards.

Selection of Counsel

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and recommend such counsel to the Independent Trustees. In making such selection the Committee will examine and monitor such legal counsel’s client relationships in order to ascertain continued independence.

Shareholder Communication

The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards of Trustees or specific members of the such Boards of Trustees will be directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and should be sent to the attention of the Trust’s Secretary, at 522 Fifth Avenue, New York, New York 10036 in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other Board members will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

Review of Committee and Charter

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

Maintenance of Charter

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

Effective: July 15, 2004

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EXHIBIT G

EXECUTIVE OFFICERS AND DIRECTORS OF

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JPMIM)

Name and Address*	Principal Occupation
Mark B. White	Head of International Business for JPMFAM, Director, Managing Director

Evelyn V. Guernsey	President, Director, Managing Director

George C.W. Gatch	Director, Managing Director

Seth P. Bernstein	Global Head of Fixed Income, Managing Director

Lawrence M. Unrein	Director, Managing Director

Martin R. Porter	Global Head of Equities, Managing Director

Andrew Spencer	Chief Investment Officer of U.S. Retail Business, Managing Director

Anthony M. Roberts	Head of Legal, Managing Director

Francis X. Curley	Chief Compliance Officer, Vice President

*	The business address for each officer and director is 522 Fifth Avenue, New York, New York 10036.

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EXHIBIT H

OUTSTANDING SHARES

The chart below indicates the number of shares of each series of the JPMorgan Funds that are outstanding as of the close of business on the Record Date:

Class
Fund Name	Select
J.P. Morgan Funds
JPMorgan Fleming Emerging Markets Debt Fund	3,926,568
JPMorgan U.S. Small Company Opportunities Fund	636,365

	Class
Fund Name	Select	Institutional	A	B	C	Ultra
J.P. Morgan Institutional Funds
JPMorgan Bond Fund	18,760,639	29,966,454	299,645	196,570	21,024	34,368,781
JPMorgan Disciplined Equity Fund	5,670,023	23,351,877	124,001	N/A	N/A	6,963,283
JPMorgan Diversified Fund	10,251,812	18,560,021	3,372,590	1,015,221	57,925	N/A
JPMorgan Fleming Emerging Markets Equity Fund	3,416,762	5,273,811	139,297	32,041	N/A	N/A
JPMorgan Fleming International Opportunities Fund	3,607,495	13,425,409	1,199,977	119,051	N/A	N/A
JPMorgan Fleming International Value Fund	1,698,240	2,709,451	17,877	42,339	N/A	N/A
JPMorgan Global Strategic Income Fund	247,384	3,220,211	87,642	N/A	N/A	N/A
JPMorgan Short Term Bond Fund	9,564,320	64,250,667	274,504	N/A	N/A	N/A
JPMorgan Tax Aware Short-Intermediate Income Fund	35,602,026	35,036,220	N/A	N/A	N/A	N/A
JPMorgan U.S. Equity Fund	31,427,543	8,544,881	5,287,279	2,357,585	416,564	N/A
JPMorgan U.S. Small Company Fund	7,752,558	6,803,214	N/A	N/A	N/A	N/A

	Class
Fund Name	Select	Institutional	A	B	C
J.P. Morgan Series Trust
JPMorgan California Bond Fund	3,841,368	6,934,971	1,563,020	N/A	N/A
JPMorgan Enhanced Income Fund	N/A	30,736,836	N/A	N/A	N/A
JPMorgan Global 50 Fund	1,735,680	N/A	6,144	N/A	N/A
JPMorgan Global Healthcare Fund	524,476	N/A	12,425	N/A	N/A
JPMorgan Market Neutral Fund	N/A	4,856,929	85,854	17,332	N/A
JPMorgan Tax Aware Disciplined Equity Fund	N/A	13,185,019	N/A	N/A	N/A
JPMorgan Tax Aware Enhanced Income Fund	37,050,875	113,802,005	1,582,260	N/A	N/A
JPMorgan Tax Aware U.S. Equity Fund	54,312,497	10,544,283	317,493	175,863	29,980

	Class
Fund Name	Select	Institutional	A	B	C	M
J.P. Morgan Mutual Fund Group
JPMorgan Capital Growth Fund	106,839	N/A	10,278,551	1,354,714	169,364	N/A
JPMorgan Dynamic Small Cap Fund	704,532	N/A	4,910,315	3,597,230	1,916,041	N/A
JPMorgan Fleming Asia Equity Fund	983,709	931,237	24,340	N/A	N/A	N/A
JPMorgan Fleming Intrepid European Fund	1,056,691	1,840,610	1,806,810	653,010	169,352	N/A
JPMorgan Fleming International Growth Fund	N/A	N/A	407,700	102,357	N/A	N/A
JPMorgan Fleming International Small Cap Equity Fund	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Fleming Japan Fund	N/A	N/A	6,629,639	144,514	N/A	N/A
JPMorgan Fleming Tax Aware International Opportunities Fund	N/A	9,032,516	352,378	N/A	N/A	N/A
JPMorgan Growth and Income Fund	45,878	N/A	18,704,029	2,077,436	195,954	N/A
JPMorgan Select Growth and Income Fund	10,328,688	N/A	N/A	N/A	N/A	N/A
JPMorgan Short Term Bond Fund II	48,458,784	N/A	5,337,669	N/A	N/A	57,735,107
JPMorgan Small Cap Equity Fund	24,337,792	N/A	3,760,110	729,383	N/A	N/A
JPMorgan Strategic Income Fund	N/A	N/A	306,375	800,447	318,105	766,187
JPMorgan U.S. Treasury Income Fund	6,351,662	N/A	3,742,673	1,109,588	N/A	N/A

	Class
Fund Name	Select	Institutional	A	B	C
J.P. Morgan Fleming Mutual Fund Group, Inc.
JPMorgan Mid Cap Value Fund	14,699,959	43,428,906	46,386,521	6,557,793	16,415,524
JPMorgan Small Cap Growth Fund	72,318	531,459	139,223	N/A	N/A

	Class
Fund Name	Select	A	B	C
J.P. Morgan Mutual Fund Investment Trust
JPMorgan Equity Growth Fund	1,038,899	540,754	282,051	28,981
JPMorgan Equity Income Fund	1,064,699	563,070	264,579	109,223
JPMorgan Mid Cap Growth Fund	N/A	10,039,598	541,900	N/A

	Class
Fund Name	Select	A	B	C
J.P. Morgan Mutual Fund Select Group
JPMorgan Bond Fund II	19,896,446	465,491	278,766	N/A
JPMorgan Fleming International Equity Fund	45,684,809	2,341,771	26,592	307,505
JPMorgan Mid Cap Equity Fund	6,470,127	N/A	N/A	N/A
JPMorgan Tax Aware Large Cap Growth Fund	13,531,081	N/A	N/A	N/A
JPMorgan Tax Aware Large Cap Value Fund	25,006,552	N/A	N/A	N/A
JPMorgan Trust Small Cap Equity Fund	6,612,562	N/A	N/A	N/A

	Class
Fund Name	Select	Institutional	A	B	C
J.P. Morgan Mutual Fund Select Trust
JPMorgan Intermediate Tax Free Income Fund	101,667,116	34,604,440	126,774	4,632	86,241
JPMorgan New Jersey Tax Free Income Fund	6,353,720	N/A	112,909	78,747	N/A
JPMorgan New York Intermediate Tax Free Income Fund	52,431,928	23,575,035	11,349,156	3,003,964	256,782
JPMorgan Tax Free Income Fund	89,151,490	N/A	7,897,533	668,477	N/A

Class
Fund Name	Select
J.P. Morgan Mutual Fund Series
JPMorgan Intrepid America Fund	13,086,544
JPMorgan Intrepid Growth Fund	386,001
JPMorgan Intrepid Investor Fund	860,578
JPMorgan Intrepid Value Fund	684,396

	Class
Fund Name	A	B	C	Select
Growth and Income Portfolio
Growth and Income	18,704,029	2,077,436	195,954	45,878
Select Growth and Income				10,328,688

	Class
Fund Name	Institutional	Morgan	Premier	Agency	Reserve
J.P. Morgan Mutual Fund Trust
JPMorgan 100% U.S. Treasury Securities Money Market Fund	1,180,762,463	1,967,631,524	411,919,167	750,034,468	N/A
JPMorgan California Tax Free Money Market Fund	N/A	164,268,624	N/A	N/A	N/A
JPMorgan Federal Money Market Fund	1,236,283,907	234,342,584	1,073,466,676	291,616,826	N/A
JPMorgan Liquid Assets Money Market Fund	2,464,093,744	25,749,412	54,300,158	268,543,448	N/A
JPMorgan New York Tax Free Money Market Fund	N/A	1,515,370,672	N/A	N/A	139,775,886
JPMorgan Tax Free Money Market Fund	8,555,144,884	562,753,730	4,179,416,262	935,573,165	N/A
JPMorgan Treasury Plus Money Market Fund	743,903,811	786,655,066	1,155,720,551	1,084,170,358	167,633,135
JPMorgan U.S. Government Money Market Fund	2,129,475,898	2,707,813,530	597,529,743	3,449,806,039	N/A

				Class	Shares
J.P. Morgan Mutual Fund Trust, continued
JPMorgan Prime Money Market Fund				Institutional	25,524,336,052
				Morgan	3,921,551,757
				Premier	6,401,459,030
				Agency	11,926,268,484
				Reserve	185,057,873
				Select	609,383,613
				Class B	7,119,288
				Class A	682,012
				Cash	86,468,057

EXHIBIT I

PRINCIPAL SHAREHOLDERS OF THE FUNDS

Principal Holders of Securities. As of Record Date the following person(s) owned of record, or were known by the Funds to own beneficially, 5% or more of any class of the Funds’ shares. Shareholders indicated with an (*) below holding greater than 25% or more of a Fund are “controlling persons” under the 1940 Act.

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN TAX FREE MONEY MARKET FUND	MORGAN	JPMORGAN CHASE ATTN RICHARD BOYER ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	Record	32.306%

JPMORGAN TAX FREE MONEY MARKET FUND	MORGAN	ROSE ELECTRONICS ATTN: DAVID RAHVAR OR PETER MACOUREK P.O. BOX 742571 HOUSTON TX 77274-2571	Record	9.148%

JPMORGAN TAX FREE MONEY MARKET FUND	MORGAN	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	9.015%

JPMORGAN TAX FREE MONEY MARKET FUND	MORGAN	FIDUCIARY TRUST REVENUE ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2302	Record	5.879%

JPMORGAN TAX FREE MONEY MARKET FUND	MORGAN	JPMORGAN INVEST LLC (FBO) 1 BEACON ST FL 18 BOSTON MA 02108-3106	Record	5.140%

JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND	MORGAN	JPMORGAN CHASE ATTN RICHARD BOYER ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	Record	16.770%

JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND	MORGAN	NATIONAL FINANCIAL SERV CORP CUST CHURCH STREET STATION CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	Record	9.850%

JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND	MORGAN	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	8.150%

JPMORGAN U.S. TREASURY INCOME FUND	CLASS A	PEOPLES BANK ATTENTION TRUST DEPT 105 LEADERS HEIGHTS RD YORK PA 17403-5137	Record	12.048%

JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND	RESERVE	CHASE MANHATTAN BANK FBO IMA CUSTOMERS 1985 MARCUS AVE FL 2 NEW HYDE PARK NY 11042-1053	Record	99.383%

JPMORGAN EQUITY GROWTH FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	7.205%

JPMORGAN EQUITY GROWTH FUND	CLASS B	MLPF&S SEC# 97FB8 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	Record	8.895%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN EQUITY GROWTH FUND	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS SEC# 97TR2 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	Record	38.294%

JPMORGAN EQUITY GROWTH FUND	CLASS C	ROBERT W BAIRD & CO INC A/C 5183-8617 777 E WISCONSIN AVE MILWAUKEE WI 53202-5300	Record	7.261%

JPMORGAN EQUITY GROWTH FUND	SELECT	TRULIN & CO C/O JPMORGAN CHASE BANK ATTN MUTUAL FDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	39.295%

JPMORGAN EQUITY GROWTH FUND	SELECT	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7 2 JIP 138 DALLAS TX 75254-2942	Record	28.559%

JPMORGAN EQUITY GROWTH FUND	SELECT	JUPITER & CO CUST FBO INVESTORS BANK & TRUST CO PO BOX 9130 FPG90 BOSTON MA 02117-9130	Record	20.429%

JPMORGAN TAX FREE MONEY MARKET FUND	PREMIER	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	78.899%

JPMORGAN TAX FREE MONEY MARKET FUND	PREMIER	JPMORGAN CHASE ATTN RICHARD BOYER ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	Record	7.463%

JPMORGAN CALIFORNIA TAX FREE MONEY MARKET FUND	MORGAN	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107*	Record	47.995%

JPMORGAN CALIFORNIA TAX FREE MONEY MARKET FUND	MORGAN	FIDUCIARY TRUST REVENUE ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2302	Record	13.713%

JPMORGAN CALIFORNIA TAX FREE MONEY MARKET FUND	MORGAN	JPMORGAN CHASE ATTN RICHARD BOYER ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	Record	9.916%

JPMORGAN CALIFORNIA TAX FREE MONEY MARKET FUND	MORGAN	JPMORGAN INVESTOR SERVICES CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	Record	7.957%

JPMORGAN CALIFORNIA TAX FREE MONEY MARKET FUND	MORGAN	SATURN & CO PO BOX 9130FPG90 BOSTON MA 02117	Record	5.224%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	INSTITUTIONAL	RAINBOW MEDIA ENTERPRISES, INC. ATTN: THOMAS DOLAN 200 JERICHO QUADRANGLE JERICHO NY 11753-2701	Record	26.279%

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	INSTITUTIONAL	PACIFIC GAS AND ELECTRIC PO BOX 770000 MAILCODE B26F SAN FRANCISCO CA 94177-0001	Record	18.012%

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	INSTITUTIONAL	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	15.777%

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	INSTITUTIONAL	JPMORGAN CHASE ATTN RICHARD BOYER ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	Record	12.033%

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND	INSTITUTIONAL	JPMORGAN CHASE ATTN RICHARD BOYER ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	Record	22.898%

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND	INSTITUTIONAL	MISSIONARIES OF CHARITY 335 E 145TH ST BRONX NY 10451-5899	Record	12.573%

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND	INSTITUTIONAL	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	9.655%

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND	INSTITUTIONAL	731 OFFICE ONE LLC C/O VORNADO REALTY 210 ROUTE 4 EAST PARAMUS NJ 07652	Record	6.571%

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND	INSTITUTIONAL	JPMORGAN INVEST LLC ATTN JIM REDDY 1 BEACON ST STE 18 BOSTON MA 02108-3106	Record	5.505%

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND	INSTITUTIONAL	AFFINITY HEALTH PLAN INC 1 FORDHAM PLZ BRONX NY 10458-5871	Record	5.184%

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	MORGAN	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	27.097%

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	MORGAN	JPMORGAN CHASE BANK FBO ITSELF AND ITS CLIENTS ATTN MICHELE DIXON 10420 HIGHLAND MANOR DR 2ND FL TAMPA, FL 33610 TAMPA FL 33610-9128	Record	19.863%

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	MORGAN	JPMORGAN CHASE BANK ATTN MICHELE DIXON 10420 HIGHLAND MANNOR DR FL 2 TAMPA FL 33610-9128	Record	7.826%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	MORGAN	JPMORGAN CHASE ATTN RICHARD BOYER ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	Record	5.473%

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	PREMIER	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	26.303%

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	PREMIER	JPMORGAN INVESTOR SERVICES CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	Record	24.747%

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	PREMIER	PERSHING LLC FOR EXCLUSIVE BENEFIT OF BROKERAGE MONEY MARKET CUSTOMER ACCOUNTS ATTN CASH MGMT SERVICES 9TH FL 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Record	7.262%

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	PREMIER	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	Record	6.218%

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	PREMIER	JPMORGAN INVESTOR SERVICES CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	Record	5.917%

JPMORGAN SHORT TERM BOND II FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	38.243%

JPMORGAN SHORT TERM BOND II FUND	SELECT	LIVA & COMPANY C/O JPMORGAN CHASE BANK REBATE ACCT ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	16.180%

JPMORGAN SHORT TERM BOND II FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	14.435%

JPMORGAN SHORT TERM BOND II FUND	SELECT	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	8.789%

JPMORGAN SHORT TERM BOND II FUND	SELECT	PENLIN & CO C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	7.762%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN U.S. TREASURY INCOME FUND	CLASS B	MLPF&S SEC# 97FC3 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	Record	15.645%

JPMORGAN TAX FREE MONEY MARKET FUND	AGENCY	JPMORGAN INVESTOR SERVICES CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	Record	23.202%

JPMORGAN TAX FREE MONEY MARKET FUND	AGENCY	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	23.040%

JPMORGAN TAX FREE MONEY MARKET FUND	AGENCY	JPMORGAN CHASE ATTN RICHARD BOYER ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	Record	17.938%

JPMORGAN TAX FREE MONEY MARKET FUND	AGENCY	RUSSELL REYNOLDS ASSOCIATES INC. OPERATING ACCOUNT 200 PARK AVENUE 23 FLOOR NEW YORK NY 10166-2399	Record	5.238%

JPMORGAN TAX FREE MONEY MARKET FUND	AGENCY	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/MASTER NOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	Record	5.162%

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	AGENCY	JPMORGAN INVESTOR SERVICES CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	Record	44.592%

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	AGENCY	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	18.477%

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND	AGENCY	JPMORGAN INVESTOR SERVICES CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	Record	10.122%

JPMORGAN CAPITAL GROWTH FUND	CLASS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97FB9 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	Record	5.969%

JPMORGAN PRIME MONEY MARKET FUND	MORGAN	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	12.978%

JPMORGAN PRIME MONEY MARKET FUND	MORGAN	NATIONAL FINANCIAL SERV CORP 200 LIBERTY ST FL 5 NEW YORK NY 10281-5503	Record	9.415%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN PRIME MONEY MARKET FUND	MORGAN	JPMORGAN CHASE ATTN RICHARD BOYER ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	Record	6.619%

JPMORGAN PRIME MONEY MARKET FUND	MORGAN	JPMORGAN INVEST LLC (FBO) 1 BEACON ST FL 18 BOSTON MA 02108-3106	Record	5.781%

JPMORGAN STRATEGIC INCOME FUND	CLASS A	NFSC FBO # C1D-019593 STEFAN PETER 15 W 18TH ST FL 3 NEW YORK NY 10011-4604	Record	10.759%

JPMORGAN STRATEGIC INCOME FUND	CLASS A	HOSPITAL FOR SPECIAL SURGERY CHARITABLE GIFT ANNUITY ATTN DAVID CARRASQUILLO 3 METRO TECH CENTER 6TH FL BROOKLYN NY 11245-0001	Record	10.676%

JPMORGAN STRATEGIC INCOME FUND	CLASS A	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	8.449%

JPMORGAN STRATEGIC INCOME FUND	CLASS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	Record	11.427%

JPMORGAN STRATEGIC INCOME FUND	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	18.213%

JPMORGAN STRATEGIC INCOME FUND	CLASS C	NFSC FEBO # C1B-511641 JIM POON 6 WANG FUNG TERRACE 5TH FLR TAI HANG ROAD HONG KONG	Record	13.865%

JPMORGAN STRATEGIC INCOME FUND	CLASS C	NFSC FBO # CL 5-648973 WENDY LAISTER 33 GREENE ST APT 3W NEW YORK NY 10013-2652	Record	10.158%

JPMORGAN STRATEGIC INCOME FUND	CLASS C	NFSC FEBO # C1Q-878391 HERBERT MUSCHEL DOLLIE MUSCHEL 330 E 56TH ST APT 907 NEW YORK NY 10022-4281	Record	9.023%

JPMORGAN STRATEGIC INCOME FUND	CLASS C	NFSC FBO # C1B-342920 TATZ STUDIO 881 7TH AVE STE 862 NEW YORK NY 10019-8072	Record	8.071%

JPMORGAN STRATEGIC INCOME FUND	CLASS C	NFSC FBO # C1Q-802883 DAVID A ENGLANDER TTEE ENGLANDER REVOC FAM TRUST TRU U/A 10/29/98 1 KINGS HWY TAPPAN NY 10983-2008	Record	6.225%

JPMORGAN DYNAMIC SMALL CAP FUND	SELECT	EAGLE-PICHER SALARY 401 K PLAN C/O JPM/ACI RETIREMENT PLAN SRVCS PO BOX 419784 KANSAS CITY MO 64141-6784	Record	19.310%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN DYNAMIC SMALL CAP FUND	SELECT	CROWN EQUIPMENT CORP FBO 401K RET SAVINGS PLAN DTD 12/1/02 QUAL RET PL & TRUST JPM/AC RET PL SRVS MNGMT RPTG TEAM PO BOX 419784 KANSAS CITY MO 64141-6784	Record	15.339%

JPMORGAN DYNAMIC SMALL CAP FUND	SELECT	JPMORGAN TRUST CO NA RADER FAMILY PARTNERSHIP LP ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	15.133%

JPMORGAN DYNAMIC SMALL CAP FUND	SELECT	JPMIM AS AGENT FOR CLARK ATLANTA UNIVERSITY ATTN SHERRYL JAMES-ROSARIO 522 5TH AVE FL 11 NEW YORK NY 10036-7601	Record	10.939%

JPMORGAN DYNAMIC SMALL CAP FUND	SELECT	MITSUBISHI MOTORS TTE MANUFACTURING 401K SAVINGS PLAN ATTN JPM/AC RPS MGMT RPTG TEAM PO BOX 419784 KANSAS CITY MO 64141-6784	Record	10.885%

JPMORGAN DYNAMIC SMALL CAP FUND	SELECT	EAGLE-PICHER HOURLY 401 K PLAN C/O JPM/ACI RETIREMENT PLAN SRVCS PO BOX 419784 KANSAS CITY MO 64141-6784	Record	7.492%

JPMORGAN DYNAMIC SMALL CAP FUND	SELECT	MITSUBISHI MOTORS NA TR 401K SAVINGS PLAN ATTN JPM/AC RPS MGMT RPTG TEAM PO BOX 419784 KANSAS CITY MO 64141-6784	Record	6.323%

JPMORGAN U.S. TREASURY INCOME FUND	SELECT	JP MORGAN CHASE BANK AS AGENT FOR ESTATE OF DIANA HELIS HENRY-BLOCKED ATTN: SPECIAL PRODUCTS 1/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19718-0001	Record	36.179%

JPMORGAN U.S. TREASURY INCOME FUND	SELECT	RETIREMENT PLAN FOR THE EMPLOYEES OF LENOX HILL HOSPITAL ATTN THOMAS E POCCIA 100 E 77TH ST NEW YORK NY 10021-1850	Record	23.055%

JPMORGAN U.S. TREASURY INCOME FUND	SELECT	JUPITER & CO CUST FBO INVESTORS BANK & TRUST CO PO BOX 9130 FPG90 BOSTON MA 02117-9130	Record	20.400%

JPMORGAN U.S. TREASURY INCOME FUND	SELECT	LENOX HILL HOSPITAL ENDOWMENT FD ATTN THOMAS E POCCIA 100 E 77TH ST NEW YORK NY 10021-1850	Record	6.842%

JPMORGAN LIQUID ASSETS MONEY MARKET FUND	MORGAN	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	32.000%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN LIQUID ASSETS MONEY MARKET FUND	MORGAN	FOOD CITY MARKETS PO BOX 669 ORANGEBURG NY 10962-0669	Record	5.370%

JPMORGAN LIQUID ASSETS MONEY MARKET FUND	MORGAN	THE LEAGUE OF AMERICAN THEATRES AND PRODUCERS INC. 226 WEST 47TH STREET NEW YORK NY 10036-1413	Record	5.334%

JPMORGAN SHORT TERM BOND II FUND	CLASS M	SUMITOMO MITSUI BANKING CORPORATION INVESTMENT PRODUCTS BUSINESS DEPT 3-2 MARUNOUCHI 1-CHOUME CHIYODAKU TOKYO 100-0005 JAPAN*	Record	99.924%

JPMORGAN STRATEGIC INCOME FUND	CLASS M	ANDO SECURITES CO LTD 14TH FLOOR ARK MORI BUILDING 1-12-32 AKASAKA MINATO-KU TOKYO 107-6014, JAPAN*	Record	100.000%

JPMORGAN BOND II FUND	CLASS A	WELLS FARGO BANK NA FBO AMITY REGIONAL HIGH SCHOOL #5 PEN 50128672 P.O. Box 1533 MINNEAPOLIS MN 55480-1533	Record	7.635%

JPMORGAN BOND II FUND	CLASS A	TRULIN & CO C/O JPMORGAN CHASE BANK ATTN MUTUAL FDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	5.146%

JPMORGAN PRIME MONEY MARKET FUND	AGENCY	JPMORGAN INVESTOR SERVICES CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	Record	52.866%

JPMORGAN PRIME MONEY MARKET FUND	AGENCY	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	16.115%

JPMORGAN PRIME MONEY MARKET FUND	AGENCY	JPMORGAN INVESTOR SERVICES CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	Record	9.524%

JPMORGAN PRIME MONEY MARKET FUND	PREMIER	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	41.349%

JPMORGAN PRIME MONEY MARKET FUND	PREMIER	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/MASTER NOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	Record	20.450%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN PRIME MONEY MARKET FUND	PREMIER	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	11.668%

JPMORGAN FEDERAL MONEY MARKET FUND	MORGAN	JPMORGAN CHASE ATTN RICHARD BOYER ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	Record	18.245%

JPMORGAN FEDERAL MONEY MARKET FUND	MORGAN	JPMORGAN CHASE BANK FBO ITSELF AND ITS CLIENTS ATTN MICHELE DIXON 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	Record	13.053%

JPMORGAN FEDERAL MONEY MARKET FUND	PREMIER	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107*	Record	82.744%

JPMORGAN FEDERAL MONEY MARKET FUND	AGENCY	JPMORGAN CHASE ATTN RICHARD BOYER ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	Record	27.323%

JPMORGAN FEDERAL MONEY MARKET FUND	AGENCY	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	20.027%

JPMORGAN FEDERAL MONEY MARKET FUND	AGENCY	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	12.024%

JPMORGAN FEDERAL MONEY MARKET FUND	AGENCY	JPMORGAN INVESTOR SERVICES CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	Record	8.503%

JPMORGAN FEDERAL MONEY MARKET FUND	AGENCY	WILLKIE FARR & GALLAGHER C/O WILLKIE FARR & GALLAGHER 787 7TH AVE NEW YORK NY 10019-6018	Record	6.986%

JPMORGAN FEDERAL MONEY MARKET FUND	AGENCY	NATIONAL MUSIC PUBLISHERS 711 THIRD AVE NY NY 10017-4014	Record	5.657%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	PREMIER	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/MASTER NOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	Record	55.423%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	PREMIER	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	28.922%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN TREASURY PLUS MONEY MARKET FUND	AGENCY	JPMORGAN INVESTOR SERVICES CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	Record	50.724%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	AGENCY	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	19.171%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	AGENCY	TEXAS LIFE GUARANTY ASSOCIATION ATTN: MARVIN COFFMAN 6504 BRIDGE POINT PKWY, STE 450 AUSTIN TX 78730-5097	Record	6.563%

JPMORGAN FLEMING JAPAN FUND	CLASS A	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942*	Record	31.658%

JPMORGAN FLEMING JAPAN FUND	CLASS A	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	7.607%

JPMORGAN FLEMING JAPAN FUND	CLASS A	JPMORGAN-CHASE BANK M I P—INTERNATIONAL EQUITY ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	5.068%

JPMORGAN FLEMING INTREPID EUROPEAN FUND	CLASS A	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	17.586%

JPMORGAN FLEMING INTREPID EUROPEAN FUND	CLASS A	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	14.151%

JPMORGAN FLEMING INTREPID EUROPEAN FUND	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST FL 11 SAN FRANCISCO CA 94104-4122	Record	14.060%

JPMORGAN FLEMING INTREPID EUROPEAN FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97HT1 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	Record	6.034%

JPMORGAN SMALL CAP EQUITY FUND	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	Record	7.109%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN FLEMING INTREPID EUROPEAN FUND	CLASS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97HT4 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	Record	20.141%

JPMORGAN GROWTH & INCOME FUND	SELECT	INVESTORS TRUST COMPANY CUST IRA MARIO MAZZOLI 201-51 SHEARWATER CT W JERSEY CITY NJ 07305-5470	Record	26.147%

JPMORGAN SMALL CAP EQUITY FUND	SELECT	CHASE MANHATTAN BANK N/A GLOBAL SEC SERVICES OMNIBUS CMB THRIFT INCENTIVE PLAN ATTN DIANE ROUGIER 3 CHASE METRO TECH CENTER FLR 7 BROOKLYN NY 11245-0001*	Record	71.571%

JPMORGAN CAPITAL GROWTH FUND	SELECT	MELLON BANK AS TRUSTEE OMNIBUS ATTN NANCY A RYAN ROGERS 135 SANTILLI HIGHWAY AIM 026-0027 EVERETT MA 02149-1906	Record	55.654%

JPMORGAN CAPITAL GROWTH FUND	SELECT	AIG FEDERAL SAVINGS CUSTODIAN CHILDREN’S HEALTHCARE OF ATLANTA 403 B SHARE PLAN ATTN KATHLEEN JANOS 2929 ALLEN PKWY # 13-00 HOUSTON TX 77019-7100	Record	8.417%

JPMORGAN CAPITAL GROWTH FUND	SELECT	JP MORGAN CHASE BANK AS AGENT FOR CHRISTOPHER MU JONES ATTN SPECIAL PRODUCTS 500 STANTON CHRISTIANA RD 1/OPS 3 NEWARK DE 19713	Record	5.221%

JPMORGAN FLEMING INTREPID EUROPEAN FUND	CLASS C	MLPF&S SEC# 97TR4 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	Record	53.374%

JPMORGAN MID CAP GROWTH FUND	CLASS A	CHARLES SCHWAB & CO INC FBO SCHWAB CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122*	Record	82.087%

JPMORGAN MID CAP GROWTH FUND	CLASS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	10.400%

JPMORGAN MID CAP GROWTH FUND	CLASS B	J.P. MORGAN SECURITIES, INC.^ FBO 330544381 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	5.546%

JPMORGAN EQUITY INCOME FUND	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	Record	12.876%

JPMORGAN EQUITY INCOME FUND	CLASS C	MLPF&S SEC# 97TR3 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	Record	9.785%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN EQUITY INCOME FUND	SELECT	TRULIN & CO C/O JPMORGAN CHASE BANK ATTN MUTUAL FDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	36.661%

JPMORGAN EQUITY INCOME FUND	SELECT	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7 2 JIP 138 DALLAS TX 75254-2942	Record	33.882%

JPMORGAN EQUITY INCOME FUND	SELECT	PATTERSON & CO FBO ROLLINS EXC TRUCK A/C 1541003018 1525 W WT HARRIS BLVD CHARLOTTE NC 28288-0001	Record	6.337%

JPMORGAN EQUITY INCOME FUND	SELECT	LIVA AND COMPANY C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	6.232%

JPMORGAN TAX FREE INCOME FUND	CLASS A	NFSC FEBO # C1B-286109 JGL PARTNERS L P JGL PARTNERS L P 23 CORNELL WAY MONTCLAIR NJ 07043-2505	Record	10.166%

JPMORGAN CAPITAL GROWTH FUND	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97TR4 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	Record	52.565%

JPMORGAN DYNAMIC SMALL CAP FUND	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97TR1 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	Record	84.497%

JPMORGAN GROWTH & INCOME FUND	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97TR2 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	Record	6.118%

JPMORGAN PRIME MONEY MARKET FUND	CLASS C	NFSC FEBO # C1Q-086290 BATTERY PARK CITY DAY NURSERY 215 SOUTH END AVENUE NEW YORK NY 10280-1068	Record	24.474%

JPMORGAN PRIME MONEY MARKET FUND	CLASS C	FIRST CLEARING, LLC A/C 7442-9040 RITA F SCHNEIDER 3434 VANTAGE LN GLENVIEW IL 60026-1365	Record	22.363%

JPMORGAN PRIME MONEY MARKET FUND	CLASS C	FIRST CLEARING LLC A/C 2096-2505 GEORGE S COOK IRA R/O FCC AS CUSTODIAN 1205 E GOLIAD AVE CROCKETT TX 75835-2232	Record	14.200%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN PRIME MONEY MARKET FUND	CLASS C	NFSC FBO # C1Q-841684 BARBARA MIRANDA 420 E 64TH ST # EPHD NEW YORK NY 10021-7853	Record	5.922%

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND	PREMIER	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	46.121%

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND	PREMIER	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	22.803%

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND	AGENCY	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	8.185%

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND	MORGAN	JPMORGAN CHASE ATTN RICHARD BOYER ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	Record	16.790%

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND	MORGAN	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	11.375%

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND	MORGAN	BRISTOL-MYERS SEC SETTLEMENT FUND 105 MAXESS ROAD MELVILLE NY 11747-3851	Record	7.632%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	MORGAN	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	41.990%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	MORGAN	FIDUCIARY TRUST REVENUE ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2302	Record	5.878%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	MORGAN	JPMORGAN CHASE ATTN RICHARD BOYER ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	Record	5.755%

JPMORGAN BOND II FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558*	Record	43.790%

JPMORGAN BOND II FUND	SELECT	PENLIN & CO REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412*	Record	25.277%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN BOND II FUND	SELECT	LIVA & COMPANY REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	13.385%

JPMORGAN BOND II FUND	SELECT	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	5.383%

JPMORGAN TAX FREE INCOME FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558*	Record	77.388%

JPMORGAN TAX FREE INCOME FUND	SELECT	PENLIN & CO REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	11.217%

JPMORGAN TAX FREE INCOME FUND	SELECT	LIVA & COMPANY REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	5.044%

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558*	Record	52.709%

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND	SELECT	PENLIN & CO REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	7.579%

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	28.104%

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	SELECT	PENLIN & CO REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	20.908%

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	SELECT	LIVA & COMPANY REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	12.175%

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	7.047%

JPMORGAN NEW JERSEY TAX FREE INCOME FUND	SELECT	PENLIN & CO REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412*	Record	64.888%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN NEW JERSEY TAX FREE INCOME FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	15.044%

JPMORGAN NEW JERSEY TAX FREE INCOME FUND	SELECT	LIVA & COMPANY REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	8.295%

JPMORGAN TAX AWARE LARGE CAP VALUE FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558*	Record	42.243%

JPMORGAN TAX AWARE LARGE CAP VALUE FUND	SELECT	LIVA & COMPANY REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	17.103%

JPMORGAN TAX AWARE LARGE CAP VALUE FUND	SELECT	PENLIN & CO REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	17.102%

JPMORGAN MID CAP EQUITY FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558*	Record	48.574%

JPMORGAN MID CAP EQUITY FUND	SELECT	LIVA & COMPANY REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	15.963%

JPMORGAN MID CAP EQUITY FUND	SELECT	PENLIN & CO REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	15.952%

JPMORGAN MID CAP EQUITY FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	5.488%

JPMORGAN TRUST SMALL CAP EQUITY FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558*	Record	67.361%

JPMORGAN TRUST SMALL CAP EQUITY FUND	SELECT	PENLIN & CO REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	11.917%

JPMORGAN TRUST SMALL CAP EQUITY FUND	SELECT	LIVA & COMPANY REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	8.497%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN TRUST SMALL CAP EQUITY FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	7.183%

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	24.355%

JPMORGAN SELECT GROWTH & INCOME FUND	N/A	CHASE MANHATTAN BANK N/A GLOBAL SEC SERVICES OMNIBUS CMB THRIFT INCENTIVE PLAN ATTN DIANE ROUGIER 3 CHASE METRO TECH CENTER FLR 7 BROOKLYN NY 11245-0001*	Record	99.990%

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND	SELECT	LIVA & COMPANY REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412*	Record	32.623%

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558*	Record	31.404%

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND	SELECT	PENLIN & CO REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412*	Record	29.202%

JPMORGAN DYNAMIC SMALL CAP FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97PG3 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	Record	14.575%

JPMORGAN DYNAMIC SMALL CAP FUND	CLASS A	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	6.064%

JPMORGAN DYNAMIC SMALL CAP FUND	CLASS A	THE BOC GROUP INC SAVINGS INVESTMENT PLAN 401(K) PLAN 575 MOUNTAIN AVE NEW PROVIDNCE NJ 07974-2078	Record	5.485%

JPMORGAN DYNAMIC SMALL CAP FUND	CLASS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97PG4 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	Record	23.797%

JPMORGAN SMALL CAP GROWTH FUND	INSTITUTIONAL	JPMIM AS AGENT FOR TREASURERS AND TICKET SELLERS LOCAL 751 PENSION FUND TRUST ATTN MELISSA CASAZZA 522 FIFTH AVE NEW YORK NY 10036-7601	Record	34.504%

JPMORGAN SMALL CAP GROWTH FUND	INSTITUTIONAL	ROBERT FLEMING INC ATTN JPMORGAN TRUST CO EREZ ELISHA 1200 N FEDERAL HWY STE 205 BOCA RATON FL 33432-2845	Record	28.494%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN SMALL CAP GROWTH FUND	INSTITUTIONAL	THE CARPENTER FOUNDATION 711 E MAIN ST STE 10 MEDFORD OR 97504-7139	Record	23.668%

JPMORGAN SMALL CAP GROWTH FUND	INSTITUTIONAL	CHRISTINA A MOHR 514 E 87TH ST NEW YORK NY 10128-7602	Record	8.537%

JPMORGAN MID CAP VALUE FUND	INSTITUTIONAL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	19.705%

JPMORGAN MID CAP VALUE FUND	INSTITUTIONAL	NATIONAL FINANCIAL SVCS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEP 5TH FLR ONE WORLD FIN CNTR 200 LIBERTY ST NEW YORK NY 10281	Record	8.015%

JPMORGAN MID CAP VALUE FUND	INSTITUTIONAL	HALLMARK CARDS INC MASTER TRUSTPLAN 105 ROSEMONT RD WESTWOOD MA 02090-2318	Record	6.366%

JPMORGAN MID CAP VALUE FUND	INSTITUTIONAL	STRAFE AND CO 1111 POLARIS PKWY COLUMBUS OH 43240-2050	Record	6.045%

JPMORGAN FLEMING ASIA EQUITY FUND	CLASS A	GEORGE SKAFF ELIAS PAS MANAGED A/C 3821 CASCADIA AVE S SEATTLE WA 98118-1128	Record	17.109%

JPMORGAN FLEMING ASIA EQUITY FUND	CLASS A	JPM SUISSE SA JPM SUISSE AS AGENT FOR 69374 JPMORGAN FUNDS GROUP RUE DE LA CONFEDERATION 8 CP 5160 1211 GENEVA SWITZERLAND	Record	12.890%

JPMORGAN FLEMING ASIA EQUITY FUND	CLASS A	JPMIB NOMINEES LIMITED JPMIB AS AGENT FOR 6918661 JPMORGAN FUNDS GROUP RUE DE LA CONFEDERATION 8 CP 5160 1211 GENEVA SWITZERLAND	Record	9.230%

JPMORGAN FLEMING ASIA EQUITY FUND	CLASS A	INVESTORS TRUST CO CUST CHARLES T LYLE PO BOX 100 CHELSEA NY 12512-0100	Record	8.392%

JPMORGAN FLEMING ASIA EQUITY FUND	CLASS A	JPMORGAN CHASE BANK AS AGENT FOR RICARDO & JULIA HAUSMANN ATTN SPECIAL PRODUCTS 1/OPS 3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	7.682%

JPMORGAN FLEMING ASIA EQUITY FUND	CLASS A	JPM SUISSE SA JPM SUISSE AS AGENT FOR 60668 JPMORGAN FUNDS GROUP RUE DE LA CONFEDERATION 8 CP 5160 1211 GENEVA SWITZERLAND	Record	6.989%

JPMORGAN FLEMING ASIA EQUITY FUND	CLASS A	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	5.738%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN FLEMING ASIA EQUITY FUND	CLASS A	PETER J WEISMAN 444 EAST 82ND STREET STE 19C NEW YORK NY 10028-5945	Record	5.102%

JPMORGAN TAX FREE INCOME FUND	CLASS B	NFSC FEBO # C1B-362026 MARY GRIFFITH MEYER E DUANE MEYER 61 GRANDVIEW PL MONTCLAIR NJ 07043-2422	Record	6.529%

JPMORGAN TAX FREE INCOME FUND	CLASS B	NFSC FBO # CWG-007790 HELEN STURMAN TTEE HELEN A STURMAN REVOC TRUST AGREEME U/A 6/14/91 8 NORMANDY A DELRAY BEACH FL 33484-4730	Record	5.710%

JPMORGAN TAX FREE INCOME FUND	CLASS B	NFSC FEBO # BW1-472646 MARIA DOLORES DIAZ 3617 N-BENTSEN ROAD MCALLEN TX 78501-3038	Record	5.103%

JPMORGAN LIQUID ASSETS MONEY MARKET FUND	INSTITUTIONAL	WATCHTOWER BIBLE & TRACT SOCIETY OF PENNSYLVANIA ATTN TREASURERS OFFICE DOMESTIC CASH MANAGEMENT 25 COLUMBIA HTS BROOKLYN NY 11201-1300	Record	7.337%

JPMORGAN LIQUID ASSETS MONEY MARKET FUND	INSTITUTIONAL	JPMORGAN TRUST CO NA PAUL G ALLEN—COLLATERAL ACCOUNT ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	7.229%

JPMORGAN LIQUID ASSETS MONEY MARKET FUND	INSTITUTIONAL	AGILENT TECHNOLOGIES ATTN TREASURY ACCOUNTING DEPT PLOT NO 90 D SECTOR 18 UDYOG VIHAR GURGAON 122015 HARRYANA INDIA	Record	6.020%

JPMORGAN LIQUID ASSETS MONEY MARKET FUND	INSTITUTIONAL	SPRINT CORP ATTN KSOPHF0302-3B372 SUP CASH OPS 6200 SPRINT PKWY OVERLAND PARK KS 66251-6117	Record	5.516%

JPMORGAN LIQUID ASSETS MONEY MARKET FUND	AGENCY	JPMORGAN INVESTOR SERVICES CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	Record	40.207%

JPMORGAN LIQUID ASSETS MONEY MARKET FUND	AGENCY	JPMORGAN INVESTOR SERVICES CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	Record	35.324%

JPMORGAN LIQUID ASSETS MONEY MARKET FUND	AGENCY	STROOCK STROOCK & LAVAN LLP 180 MAIDEN LANE NEW YORK NY 10038-4925	Record	8.384%

JPMORGAN LIQUID ASSETS MONEY MARKET FUND	PREMIER	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	58.756%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN LIQUID ASSETS MONEY MARKET FUND	PREMIER	SAINT BARNABAS CORPORATION ATTN DON DERING 2 CRESCENT PL OCEANPORT NJ 07757-1221	Record	8.640%

JPMORGAN LIQUID ASSETS MONEY MARKET FUND	PREMIER	ADESSO, INC. 21 PENN PLAZA, SUITE 909 NEW YORK NY 10001-2727	Record	7.397%

JPMORGAN LIQUID ASSETS MONEY MARKET FUND	PREMIER	CARCO GROUP, INC. 17 FLOWERFIELD INDUSTRIAL PARK ST JAMES NY 11780-1500	Record	5.717%

JPMORGAN PRIME MONEY MARKET FUND	INSTITUTIONAL	JPMORGAN INSTITUTIONAL TRUST SERVICES FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	Record	16.506%

JPMORGAN PRIME MONEY MARKET FUND	INSTITUTIONAL	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/MASTER NOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	Record	8.764%

JPMORGAN PRIME MONEY MARKET FUND	INSTITUTIONAL	WORLDCOM INC ATTN MARY CHASTKA MARGARET BARRY 1133 19TH ST NW WASHINGTON DC 20036-3604	Record	6.547%

JPMORGAN PRIME MONEY MARKET FUND	CASH MANAGEMENT	BANK OF NEW YORK AS AGENT FOR SIDNEY FRANK IMPORTING CO INC 20 CEDAR ST NEW ROCHELLE NY 10801-5247	Record	32.097%

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND	CLASS A	JP MORGAN CHASE BANK AS AGENT FOR BAYARD D CLARKSON REVOCABLE TRUST ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	13.781%

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND	CLASS A	JPMORGAN CHASE BANK AS AGENT FOR STEVE AND/OR LINDA KLEINHANS ATTN SPECIAL PRODUCTS 1/OPS 3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	5.735%

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND	CLASS A	JP MORGAN TRUST COMPANY N A FBO FALCON CABLE TRUST ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	5.494%

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND	CLASS A	JP MORGAN CHASE BANK AS AGENT FOR EDWIN C BROWN III ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	5.050%

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR SARAH LUTZ TRUST ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	10.850%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND	INSTITUTIONAL	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7 2 JIP 138 DALLAS TX 75254-2942	Record	6.328%

JPMORGAN PRIME MONEY MARKET FUND	RESERVE	CHASE MANHATTAN BANK FBO IMA CUSTOMERS 1985 MARCUS AVE FL 2 NEW HYDE PARK NY 11042-1053	Record	30.950%

JPMORGAN PRIME MONEY MARKET FUND	RESERVE	JPMORGAN CHASE BANK FBO ITSELF AND ITS CLIENTS ATTN MICHELE DIXON 10420 HIGHLAND MANOR DR 2ND FL TAMPA, FL 33610 TAMPA FL 33610-9128	Record	20.735%

JPMORGAN PRIME MONEY MARKET FUND	RESERVE	SOUTH TRUST BANK NA ATTN CHAD MANNING/CASH MGMT 200 WILDWOOD PKWY HOMEWOOD AL 35209-7154	Record	13.843%

JPMORGAN PRIME MONEY MARKET FUND	RESERVE	CHASE MANHATTAN BANK FBO IMA CUSTOMERS 1985 MARCUS AVE FL 2 NEW HYDE PARK NY 11042-1053	Record	10.408%

JPMORGAN PRIME MONEY MARKET FUND	RESERVE	JPMORGAN CHASE BANK ATTN MICHELE DIXON 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	Record	6.845%

JPMORGAN FEDERAL MONEY MARKET FUND	INSTITUTIONAL	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	35.222%

JPMORGAN FEDERAL MONEY MARKET FUND	INSTITUTIONAL	JPMORGAN CHASE ATTN RICHARD BOYER ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	Record	9.078%

JPMORGAN FEDERAL MONEY MARKET FUND	INSTITUTIONAL	NEW YORK GIANTS, INC GIANTS STADIUM EAST RUTHERFORD NJ 07073	Record	7.022%

JPMORGAN FEDERAL MONEY MARKET FUND	INSTITUTIONAL	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/MASTER NOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	Record	5.055%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	INSTITUTIONAL	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/MASTER NOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	Record	13.800%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	INSTITUTIONAL	CAESARS ENTERTAINMENT 3930 HOWARD HUGHS PARKWAY LAS VEGAS NV 89109-0943	Record	11.887%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	INSTITUTIONAL	ENRON ENERGY MARKETING CORP DIP ATTN BETTY TAUZLER 1221 LAMAR ST STE 1600 HOUSTON TX 77010-3039	Record	11.652%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN TREASURY PLUS MONEY MARKET FUND	INSTITUTIONAL	ENRON CORP DIP RETAINED FUNDS ATTN BETTY TAUZIER 1221 LAMAR ST STE 1600 HOUSTON TX 77010-3039	Record	10.719%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	INSTITUTIONAL	PHELPS DODGE CORP ATTN AMELIA G ANDERSON 1 N CENTRAL AVE PHOENIX AZ 85004-4414	Record	6.146%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	INSTITUTIONAL	ENRON ADMINISTRATIVE SER CORP ATTN BETTY TAUZIER 1221 LAMAR ST STE 1600 HOUSTON TX 77010-3039	Record	5.608%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	RESERVE	CHASE MANHATTAN BANK FBO IMA CUSTOMERS 1985 MARCUS AVE FL 2 NEW HYDE PARK NY 11042-1053	Record	46.897%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	RESERVE	JPMORGAN CHASE BANK FBO ITSELF AND CLIENTS ATTN MICHELE C DIXON 10420 HIGHLAND MANOR DR 2ND FL TAMPA FL 33610-9128	Record	8.450%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	RESERVE	SOUTH TRUST BANK NA ATTN CHAD MANNING/CASH MGMT 200 WILDWOOD PKWY HOMEWOOD AL 35209-7154	Record	7.111%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	RESERVE	JPMORGAN CHASE BANK ATTN MICHELE DIXON 10420 HIGHLAND MANNOR DR FL 2 TAMPA FL 33610-9128	Record	5.173%

JPMORGAN TREASURY PLUS MONEY MARKET FUND	RESERVE	BNY AS AGENT FOR LAVA TRADING INC 95 MORTON ST NEW YORK NY 10014-3336	Record	5.084%

JPMORGAN TAX FREE MONEY MARKET FUND	INSTITUTIONAL	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	25.888%

JPMORGAN GLOBAL HEALTHCARE FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	11.732%

JPMORGAN GLOBAL HEALTHCARE FUND	CLASS A	UBS FINANCIAL SERVICES INC. FBO ANTHONY V URSO TTEE URSO B TRUST U/A 12/07/1987 18409 N ZEPHYR COURT SUN CITY WEST AZ 85375-5264	Record	8.281%

JPMORGAN GLOBAL HEALTHCARE FUND	CLASS A	NFSC FBO # C1Q-328030 DANIEL CHANG 5323 211TH ST OAKLAND GDNS NY 11364-1809	Record	6.337%

JPMORGAN GLOBAL HEALTHCARE FUND	CLASS A	NFSC FBO # CR 1-435880 JPMORGAN CHASE BANK IRA R/O CUST IRA OF STANLEY A SLEMPA 528 OAKRIDGE PKWY PEEKSKILL NY 10566-2400	Record	6.220%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN GLOBAL HEALTHCARE FUND	CLASS A	NFSC FEBO # C1A-771708 NFSC/FMTC IRA SEPP FBO MAY JANE WONG 11467 DEEP CREEK DR SPRING HILL FL 34609-4728	Record	5.396%

JPMORGAN GLOBAL HEALTHCARE FUND	CLASS A	NFSC FEBO # C1B-237400 SILVIA CURRY 8 NANCY LN LARCHMONT NY 10538-3315	Record	5.031%

JPMORGAN GLOBAL 50 FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	21.616%

JPMORGAN GLOBAL 50 FUND	CLASS A	WELLS FARGO INVESTMENTS LLC A/C 1815-3731 608 2ND AVE S FL 8 MINNEAPOLIS MN 55402-1916	Record	12.519%

JPMORGAN GLOBAL 50 FUND	CLASS A	NFSC FBO # BW 1-501085 HAN CHEI YANG HSU WEI HSU 3125 HOFFMAN DR PLANO TX 75025-5736	Record	12.093%

JPMORGAN GLOBAL 50 FUND	CLASS A	NFSC FBO # CR 1-971545 CHASE MANHATTAN BANK IRA R/O CUST IRA OF W FREDRICK LAWES TRAD IRA R/O 301 E 92ND ST APT 4E NEW YORK NY 10128-5418	Record	8.233%

JPMORGAN GLOBAL 50 FUND	CLASS A	NFSC FBO # X04-266191 XIAODAN CHEN 1254 33RD AVE SAN FRANCISCO CA 94122-1303	Record	7.770%

JPMORGAN GLOBAL 50 FUND	CLASS A	NFSC FEBO # BW1-366714 TAMAM E HADDAD 13770 FM 365 BEAUMONT TX 77705-9490	Record	7.464%

JPMORGAN GLOBAL 50 FUND	CLASS A	INVESTORS TRUST CO CUST IRA R/O JENNIFER MELENDEZ 1371 HOLLYWOOD AVE BRONX NY 10461-6032	Record	6.389%

JPMORGAN TAX AWARE U.S. EQUITY FUND	CLASS A	JPMORGAN CHASE BANK TR U/A 01/15/1991 SABIN BERMANT & GOULD PENSION TRUST ATTN JASMIN FELIX 3 METROTECH CTR FL 6 BROOKLYN NY 11245-0001	Record	22.973%

JPMORGAN TAX AWARE U.S. EQUITY FUND	CLASS A	JPMORGAN CHASE BANK AS AGENT FOR JJPTW FAMILY LLLP ATTN SPECIAL PRODUCTS 1/OPS 3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	7.547%

JPMORGAN TAX AWARE U.S. EQUITY FUND	CLASS A	NFSC FBO # 614-895997 PETER A STEVENSON MARGARITA T STEVENSON 2750 BURNOCK DR PORTAGE MI 49024-8700	Record	5.541%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN TAX AWARE U.S. EQUITY FUND	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97PG3 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	Record	30.402%

JPMORGAN TAX AWARE U.S. EQUITY FUND	CLASS C	LPL FINANCIAL SERVICES A/C 1391-1536 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	Record	10.357%

JPMORGAN TAX AWARE U.S. EQUITY FUND	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Record	8.547%

JPMORGAN TAX AWARE U.S. EQUITY FUND	CLASS C	CITIGROUP GLOBAL MARKETS INC. 154642451 333 WEST 34TH STREET—3RD FLOOR NEW YORK NY 10001-2402	Record	7.258%

JPMORGAN SMALL CAP GROWTH FUND	CLASS A	NFSC FBO # C1D-014036 WITCH EQUIPMENT CO INC PROFIT PAUL KNUCKLEY DTD 11/01/84 1901 E LOOP 820 S FORT WORTH TX 76112-7802	Record	13.971%

JPMORGAN SMALL CAP GROWTH FUND	CLASS A	NFSC FEBO # CH 4-076805 JPMORGAN CHASE BANK R/O JPMORGAN CHASE BANK R/O CUST 21-B PLAPOUTA ST ELLINIKON GREECE	Record	6.556%

JPMORGAN SMALL CAP GROWTH FUND	CLASS A	NFSC FEBO # C1D-010286 CARLOS M KIER TTEE CARLOS M KIER M D P A PFT SHRING PL 909B MEDICAL CENTER DR ARLINGTON TX 76012-4757	Record	6.544%

JPMORGAN SMALL CAP GROWTH FUND	CLASS A	THE WORLD MISSION CHURCH OF THE C & ATTN MYUNG H LEE 6423 217TH ST OAKLAND GDNS NY 11364-2235	Record	5.729%

JPMORGAN SMALL CAP GROWTH FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	5.299%

JPMORGAN MID CAP VALUE FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	10.143%

JPMORGAN MID CAP VALUE FUND	CLASS A	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	9.419%

JPMORGAN MID CAP VALUE FUND	CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	6.578%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN MID CAP VALUE FUND	CLASS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97FB8 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	Record	11.237%

JPMORGAN MID CAP VALUE FUND	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	29.285%

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	CLASS A	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	11.708%

JPMORGAN MID CAP VALUE FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	28.840%

JPMORGAN MID CAP VALUE FUND	SELECT	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	8.680%

JPMORGAN MID CAP VALUE FUND	SELECT	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7 2 JIP 138 DALLAS TX 75254-2942	Record	5.588%

JPMORGAN SMALL CAP GROWTH FUND	SELECT	PRUDENTIAL SECURITIES INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 1 NEW YORK PLZ NEW YORK NY 10292-0001	Record	47.215%

JPMORGAN SMALL CAP GROWTH FUND	SELECT	PRUDENTIAL INVESTMENT MANAGEMENT FBO MUTUAL FUND CLIENTS ATTN PRUCHOICE UNIT MAIL STOP 194-201 194 WOOD AVE S ISELIN NJ 08830-2710	Record	20.304%

JPMORGAN SMALL CAP GROWTH FUND	SELECT	EVAN M GRAF CUST MELANIE GRAF UNIF TRAN MIN ACT-NY 26 CRAWFORD RD HARRISON NY 10528-1906	Record	12.018%

JPMORGAN BOND FUND	CLASS A	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	39.884%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN BOND FUND	CLASS A	JP MORGAN INVEST LLC FBO 57197582 1 BEACON ST STE 18 BOSTON MA 02108-3106	Record	8.548%

JPMORGAN BOND FUND	CLASS A	JP MORGAN CHASE BANK AS AGENT FOR JANE MOUNT ATTN SPECIAL PRODUCTS 2OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	5.706%

JPMORGAN BOND FUND	CLASS A	JP MORGAN TRUST COMPANY N A FBO VIRGINIA KLEIN ATTN SPECIAL PRODUCTS 500 STANTON CHRISTIANA RD 1/OPS 3 NEWARK DE 19713	Record	5.565%

JPMORGAN BOND FUND	CLASS B	INVESTORS TRUST CO CUST IRA RICHARD W KEOUGH 531 E 20TH ST APT 2E NEW YORK NY 10010-7632	Record	15.726%

JPMORGAN BOND FUND	CLASS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	8.723%

JPMORGAN BOND FUND	CLASS B	NFSC FBO # C1Q-356760 S B F CORP ROCCO MIRANTI 147 E 26TH ST NEW YORK NY 10010-1807	Record	5.669%

JPMORGAN BOND FUND	CLASS B	NFSC FBO # C1Q-334537 WALTER GRAUER 25 MARION ST APT 42 BROOKLINE MA 02446-4466	Record	5.231%

JPMORGAN BOND FUND	CLASS B	NFSC FBO # C1A-383538 JUDITH A PHELAN 251 E 32ND ST # 18C NEW YORK NY 10016-6304	Record	5.063%

JPMORGAN SHORT TERM BOND FUND	CLASS A	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	18.594%

JPMORGAN SHORT TERM BOND FUND	CLASS A	JPMORGAN CHASE BANK TR U/A 01/15/1991 SABIN BERMANT & GOULD PENSION TRUST ATTN JASMIN FELIX 3 METROTECH CTR FL 6 BROOKLYN NY 11245-0001	Record	17.827%

JPMORGAN SHORT TERM BOND FUND	CLASS A	JPMORGAN CHASE BANK FOUNDATION OF THE ENERGY LAW JOURNA ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	Record	9.866%

JPMORGAN SHORT TERM BOND FUND	CLASS A	JP MORGAN CHASE BANK AS AGENT FOR VIVEK TIWARY ATTN: SPECIAL PRODUCTS 1/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	6.760%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN SHORT TERM BOND FUND	CLASS A	SYMETRA INVESTMENT SERVICES INC ATTN RETIREMENT PLAN SERVICES 4854 154TH PL NE REDMOND WA 98052-9664	Record	5.774%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	CLASS A	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	41.024%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	CLASS A	NFSC FBO # CR 1-586471 CHASE MANHATTAN BANK CUST IRA OF LUER H DREWES TRAD IRA 2067 OSTWOOD TER MAPLEWOOD NJ 07040-3329	Record	8.824%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	CLASS A	INVESTORS TRUST CO CUST IRA R/O MARILYN SILVER 207 GROVER AVE W MASSAPEQUA PK NY 11762-3251	Record	7.829%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	CLASS A	NFSC FEBO # A35-079693 JPMORGAN CHASE BANK CUST IRA OF HOMER D MYERS 32 WOODCREEK DR WOODCREEK TX 78676-3343	Record	7.154%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	CLASS A	NFSC FBO # CR 1-509531 JPMORGAN CHASE BANK IRA R/O CUST IRA OF ANDRE DESIMONE 871 SLATE HILL RD YARDLEY PA 19067-1856	Record	7.055%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	CLASS A	PFPC FBO NATIONWIDES BEST OF AMERICA ADVISORY SERVICES PROGRAM 211 S GULPH RD KNG OF PRUSSA PA 19406-3101	Record	6.250%

JPMORGAN MARKET NEUTRAL FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	80.392%

JPMORGAN MARKET NEUTRAL FUND	CLASS B	NFSC FBO # C1D-050326 URSULA CERNUSCHI TTEE CARAVAN INTL CORP RET TRUST 210 E 86TH ST NEW YORK NY 10028-3003	Record	41.012%

JPMORGAN MARKET NEUTRAL FUND	CLASS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	19.880%

JPMORGAN MARKET NEUTRAL FUND	CLASS B	RAYMOND JAMES & ASSOC INC FBO SOLOMAN BONNIE BIN# 47495657 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Record	12.138%

JPMORGAN MARKET NEUTRAL FUND	CLASS B	HUSSAIN JIWANI JPME BARKATALY JIWANI JTWROS 165 S LA LONDE AVE ADDISON IL 60101-3303	Record	6.043%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN FLEMING INTERNATIONAL EQUITY FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	63.152%

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND	CLASS A	SEI PRIVATE TRUST COMPANY FBO UBS PAINEWEBBER TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	Record	6.070%

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND	CLASS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	42.113%

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97FB8 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	Record	71.237%

JPMORGAN CALIFORNIA BOND FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B03 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	Record	19.196%

JPMORGAN CALIFORNIA BOND FUND	CLASS A	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	11.222%

JPMORGAN CALIFORNIA BOND FUND	CLASS A	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	8.389%

JPMORGAN FLEMING ASIA EQUITY FUND	SELECT	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7 2 JIP 138 DALLAS TX 75254-2942	Record	25.122%

JPMORGAN FLEMING ASIA EQUITY FUND	INSTITUTIONAL	JPMORGAN CHASE BANK THE SCHMIDT FAMILY FOUNDATION ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	Record	10.910%

JPMORGAN FLEMING ASIA EQUITY FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR MARX ENTERPRISES LLC CUST 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	7.477%

JPMORGAN FLEMING ASIA EQUITY FUND	INSTITUTIONAL	JPMORGAN CHASE BANK MTC OF THE BAHAMAS LTD BT-2458 ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	Record	6.019%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN INTREPID VALUE FUND	SELECT	JP MORGAN INVESTMENT MGMT ATTN PETER SWIATEK 1200 N FEDERAL HWY STE 205 BOCA RATON FL 33432*	Record	54.431%

JPMORGAN INTREPID VALUE FUND	SELECT	JPMORGAN CHASE BANK PM OPERATING, LTD. ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	Record	19.776%

JPMORGAN INTREPID VALUE FUND	SELECT	JPMORGAN-CHASE BANK PM OPERATING SUBSIDIARY, LTD. ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	12.897%

JPMORGAN DIVERSIFIED FUND	CLASS A	BCO POPULAR TTEE FBO TEXACO PR INC PENSION PLAN ATTN YANIRA NAZARIO PO BOX 362708 SAN JUAN PR 00936-2708	Record	17.067%

JPMORGAN DIVERSIFIED FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97FB6 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	Record	14.110%

JPMORGAN DIVERSIFIED FUND	CLASS C	MLPF&S SEC# 97TR4 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	Record	46.892%

JPMORGAN DIVERSIFIED FUND	CLASS C	DEAN WITTER FBO HOLY REDEEMER CEMETERY A/C PO BOX 250 NEW YORK NY 10008-0250	Record	11.891%

JPMORGAN DIVERSIFIED FUND	CLASS C	NFSC FBO # C1Q-985449 WALTER F HALDEN JANET M HALDEN 379 E 7TH ST BROOKLYN NY 11218-4105	Record	5.389%

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	31.998%

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	14.918%

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND	SELECT	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	12.957%

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND	INSTITUTIONAL	COLORADO STATE BANK AND TRUST CUSTODIAN FBO BORGEN FAMILY MASTER TRUST ATTN: KATHRYN P KORDOFF PO BOX 2180 TULSA OK 74101-2180	Record	5.716%

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	CLASS C	NFSC FBO # C1Q-671134 JAMES P CLARK 176 WASHINGTON AVE ISLAND PARK NY 11558-1830	Record	17.937%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	CLASS C	NFSC FBO # C1Q-751677 SYLVIA MISHKIN MARC P MISHKIN 27122A GRAND CENTRAL PKWY FLORAL PARK NY 11005-1218	Record	10.524%

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	CLASS C	NFSC FBO # HDA-026921 SALMAN A AKBAR KHAN 422 E 72ND ST APT 27A NEW YORK NY 10021-4640	Record	10.507%

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	CLASS C	NFSC FBO # C1K-001457 MURPHY CO INC CMB COLLATERAL AGENT 1711 WAYNEPORT RD MACEDON NY 14502-9198	Record	10.181%

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	CLASS C	NFSC FBO # CL 5-513385 MOLLY ROSENTHAL 86 B MOLLY PITCHER ANE YORKTOWN HEIGHTS NY 10598	Record	10.147%

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	CLASS C	NFSC FBO # CL 5-517399 SAMUEL ROSENTHAL 86 MOLLY PITCHER LN YORKTOWN HTS NY 10598-1537	Record	10.043%

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	CLASS C	NFSC FBO # C1Q-933015 NU QUANG 27 PARKWOOD AVE ROCHESTER NY 14620-3401	Record	5.299%

JPMORGAN GLOBAL 50 FUND	SELECT	NORTHERN TRUST COMPANY AS CUSTODIAN FBO NORMAN LEAR TRST DTD 4/24/87 A/C 26-07721 PO BOX 92956 CHICAGO IL 60675-2956	Record	21.154%

JPMORGAN INTREPID INVESTOR FUND	SELECT	JP MORGAN INVESTMENT MGMT ATTN PETER SWIATEK 1200 N FEDERAL HWY STE 205 BOCA RATON FL 33432*	Record	40.646%

JPMORGAN INTREPID INVESTOR FUND	SELECT	JPMORGAN CHASE BANK SARAH L LUTZ 2002 GRAT # 1 ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105*	Record	39.516%

JPMORGAN INTREPID INVESTOR FUND	SELECT	JPMORGAN CHASE BANK AS AGENT FOR MEINIG FAMILY FOUNDATION ATTN: SPECIAL PRODUCTS 1/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	5.879%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	SELECT	JP MORGAN CHASE BANK AS AGENT FOR MEDIATHE FOUNDATION INC ATTN SPECIAL PRODUCTS 1/OPS 3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	20.795%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	SELECT	JP MORGAN CHASE BANK AS AGENT FOR MCCLELLAND PALMER FOUNDATION ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	16.953%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN GLOBAL STRATEGIC INCOME FUND	SELECT	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	14.561%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	SELECT	JP MORGAN TRUST COMPANY N A FBO LAWRENCE D SLAUGHTER REV TRUST ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	6.983%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	SELECT	MURRAY BECKER JPME 631 JAMES LANE RIVER VALE NJ 07675-6457	Record	5.920%

JPMORGAN INTREPID GROWTH FUND	SELECT	JP MORGAN INVESTMENT MGMT ATTN PETER SWIATEK 1200 N FEDERAL HWY STE 205 BOCA RATON FL 33432*	Record	97.401%

JPMORGAN FLEMING EMERGING MARKETS DEBT FUND	SELECT	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122*	Record	33.469%

JPMORGAN FLEMING EMERGING MARKETS DEBT FUND	SELECT	JP MORGAN CHASE BANK AS AGENT FOR ERK TRUST ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	11.273%

JPMORGAN FLEMING EMERGING MARKETS DEBT FUND	SELECT	CAREY AND COMPANY 7 EASTON OVAL EA4 E70 COLUMBUS OH 43219-6010	Record	10.032%

JPMORGAN FLEMING EMERGING MARKETS DEBT FUND	SELECT	NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET, 32ND FLOOR NEW YORK NY 10041-3299	Record	9.869%

JPMORGAN FLEMING EMERGING MARKETS DEBT FUND	SELECT	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS—5TH FLOOR 200 LIBERTY ST—1 WORLD FINANCIAL NEW YORK NY 10281-1003	Record	5.947%

JPMORGAN INTREPID AMERICA FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558*	Record	31.932%

JPMORGAN INTREPID AMERICA FUND	SELECT	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	11.196%

JPMORGAN INTREPID AMERICA FUND	SELECT	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	5.566%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN BOND FUND	SELECT	JPMORGAN CHASE BANK CUSTODIAN FBO AURORA HEALTHCARE INC INCENTIVE SAVINGS PLAN PO BOX 419784 KANSAS CITY MO 64141-6784	Record	11.478%

JPMORGAN BOND FUND	SELECT	FOREST LABORATORIES INC SAVINGS & PROFIT SHAR PLAN AMERICAN CENTURY SERVICES INC ATTN: RPS MGMT RPTG PO BOX 419784 KANSAS CITY MO 64141-6784	Record	11.031%

JPMORGAN BOND FUND	CLASS C	FIRST CLEARING LLC A/C 8563-8086 VECTOR ENGINEERING INC 143 E SPRING HILL DRIVE GRASS VALLEY CA 95945-5936	Record	24.462%

JPMORGAN BOND FUND	CLASS C	NFSC FBO # C1Q-866598 JAMES A RALPH CAROLYN M RALPH 831 COPPERFIELD TER CASSELBERRY FL 32707-5827	Record	17.946%

JPMORGAN BOND FUND	CLASS C	JP MORGAN INVESTMENT MGMT ATTN PETER SWIATEK 1200 N FEDERAL HWY STE 205 BOCA RATON FL 33432	Record	12.486%

JPMORGAN BOND FUND	CLASS C	NFSC FBO # C1Q-495042 EVE T ZEVIN ALBERT G ZEVIN 333 E 56TH ST APT 10H NEW YORK NY 10022-3762	Record	11.401%

JPMORGAN BOND FUND	CLASS C	RAYMOND JAMES & ASSOC INC FBO UNDERWOOD BIN# 52284631 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Record	9.850%

JPMORGAN BOND FUND	CLASS C	NFSC FBO # C1Q-853550 ADAM RIZZUTI 982 GERRY AVE LIDO BEACH NY 11561-5217	Record	5.322%

JPMORGAN BOND FUND	CLASS C	NFSC FBO # C1Q-853569 JESSICA RIZZUTI 982 GERRY AVE LIDO BEACH NY 11561-5217	Record	5.322%

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND	SELECT	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	9.783%

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND	SELECT	INVESTORS TRUST COMPANY CUST CUST FOR THOMAS R LAMIA IRA 24 W 55TH ST APT 7B NEW YORK NY 10019-5320	Record	8.146%

JPMORGAN DISCIPLINED EQUITY FUND	SELECT	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	16.255%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN DISCIPLINED EQUITY FUND	SELECT	JP MORGAN DELAWARE NATIONAL PHILANTHROPIC TRUST-INVESTMENT ACCOUNT ATTN SPECIAL PRODUCTS 500 STANTON CHRISTIANA RD 1/OPS 3 NEWARK DE 19713	Record	10.953%

JPMORGAN DISCIPLINED EQUITY FUND	SELECT	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7 2 JIP 138 DALLAS TX 75254-2942	Record	10.386%

JPMORGAN U.S. EQUITY FUND	SELECT	FOREST LABORATORIES INC SAVINGS & PROFIT SHAR PLAN AMERICAN CENTURY SERVICES INC ATTN: RPS MGMT RPTG PO BOX 419784 KANSAS CITY MO 64141-6784	Record	15.572%

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND	CLASS A	JPMORGAN CHASE BANK TR U/ART 8 U/W/O SIDNEY M. EDELSTEI ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	Record	15.853%

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND	CLASS A	JPMORGAN CHASE BANK DANIEL BLUMENTHAL ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	Record	6.805%

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND	CLASS A	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	5.090%

JPMORGAN FLEMING INTREPID EUROPEAN FUND	SELECT	JP MORGAN CHASE BANK AS AGENT FOR VINCENTE MADRIGAL ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	9.658%

JPMORGAN FLEMING INTREPID EUROPEAN FUND	SELECT	JPMORGAN CHASE BANK SACHA LAINOVIC ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	Record	7.792%

JPMORGAN FLEMING INTREPID EUROPEAN FUND	SELECT	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	5.028%

JPMORGAN SHORT TERM BOND FUND	SELECT	JP MORGAN DELAWARE NATIONAL PHILANTHROPIC TRUST-INVESTMENT ACCOUNT ATTN SPECIAL PRODUCTS 500 STANTON CHRISTIANA RD 1/OPS 3 NEWARK DE 19713	Record	8.896%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN SHORT TERM BOND FUND	SELECT	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	8.320%

JPMORGAN SHORT TERM BOND FUND	SELECT	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	5.036%

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND	SELECT	CITIGROUP GLOBAL MARKETS INC. BOOK ENTRY ACCOUNT ATTN: MATT MAESTRI 333 WEST 34TH ST 7TH FL MUTUAL FUNDS DEPT NEW YORK NY 10001-2402	Record	31.399%

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND	SELECT	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS—5TH FLOOR 200 LIBERTY ST—1 WORLD FINANCIAL NEW YORK NY 10281-1003	Record	28.647%

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND	INSTITUTIONAL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	21.856%

JPMORGAN TAX AWARE U.S. EQUITY FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558*	Record	36.713%

JPMORGAN TAX AWARE U.S. EQUITY FUND	SELECT	LIVA & COMPANY REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	15.287%

JPMORGAN TAX AWARE U.S. EQUITY FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	10.126%

JPMORGAN TAX AWARE U.S. EQUITY FUND	SELECT	PENLIN & CO REBATE ACCOUNT C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	8.405%

JPMORGAN CALIFORNIA BOND FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	17.739%

JPMORGAN CALIFORNIA BOND FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	12.463%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN CALIFORNIA BOND FUND	SELECT	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	8.714%

JPMORGAN CALIFORNIA BOND FUND	SELECT	PENLIN & CO C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	8.269%

JPMORGAN CALIFORNIA BOND FUND	SELECT	JP MORGAN CHASE BANK AS AGENT FOR GILLIAN S FULLER IRA ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	8.032%

JPMORGAN CALIFORNIA BOND FUND	SELECT	JP MORGAN CHASE BANK AS AGENT FOR R B KITAL ASSET ALLOCATION ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	5.570%

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND	SELECT	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	11.117%

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND	SELECT	JP MORGAN CHASE BANK AS AGENT FOR BOSE CORPORATION RABBI TRUST ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	8.360%

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND	SELECT	JP MORGAN DELAWARE NATIONAL PHILANTHROPIC TRUST-INVESTMENT ACCOUNT ATTN SPECIAL PRODUCTS 500 STANTON CHRISTIANA RD 1/OPS 3 NEWARK DE 19713	Record	5.701%

JPMORGAN DISCIPLINED EQUITY FUND	CLASS A	JP MORGAN CHASE BANK AS AGENT FOR JPMCB ACF PHILIP Z DOLEN IRA R/O ATTN: SPECIAL PRODUCTS 1/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	42.300%

JPMORGAN DISCIPLINED EQUITY FUND	CLASS A	BRUCE T MILLER 3304 N 105TH PLZ APT 1404 OMAHA NE 68134-3627	Record	6.149%

JPMORGAN FLEMING INTERNATIONAL VALUE FUND	CLASS A	FIRST CLEARING LLC A/C 5043-3246 FRANCIS A LEONE FAMILY TRUST 3512 OLD COURSE LN VALRICO FL 33594-9219	Record	37.275%

JPMORGAN FLEMING INTERNATIONAL VALUE FUND	CLASS A	NFSC FBO # BW 1-136336 JANIS LYNN BURKE ASHMOS 7309 FOXTREE CV AUSTIN TX 78750-7916	Record	8.198%

JPMORGAN FLEMING INTERNATIONAL VALUE FUND	CLASS A	JP MORGAN INVEST LLC FBO 69946708 1 BEACON ST FL 18 BOSTON MA 02108-3106	Record	7.719%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN FLEMING INTERNATIONAL VALUE FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	6.193%

JPMORGAN FLEMING INTERNATIONAL VALUE FUND	CLASS A	JP MORGAN INVEST LLC FBO 53399792 1 BEACON ST STE 18 BOSTON MA 02108-3106	Record	5.572%

JPMORGAN FLEMING INTERNATIONAL VALUE FUND	CLASS B	MING-LANG ZHAO 217 CHATEAU PL CHAPEL HILL NC 27516-9420	Record	34.315%

JPMORGAN FLEMING INTERNATIONAL VALUE FUND	CLASS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	12.909%

JPMORGAN FLEMING INTERNATIONAL VALUE FUND	CLASS B	RAYMOND JAMES & ASSOC INC FBO CUMMING IRA BIN# 71813476 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Record	7.986%

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	49.158%

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND	CLASS A	JPMORGAN CHASE BANK AS AGENT FOR RICARDO & JULIA HAUSMANN ATTN SPECIAL PRODUCTS 1/OPS 3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	8.284%

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND	CLASS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	11.873%

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND	CLASS B	FIRST CLEARING LLC A/C 4239-1141 JAMES A MANFREDI IRA FCC AS CUSTODIAN 10700 WHEAT FIRST DR GLEN ALLEN VA 23060-9243	Record	8.318%

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND	CLASS B	CITIGROUP GLOBAL MARKETS INC. 154663981 333 WEST 34TH STREET—3RD FLOOR NEW YORK NY 10001-2402	Record	5.809%

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND	CLASS B	CITIGROUP GLOBAL MARKETS INC. 164727664 333 WEST 34TH STREET—3RD FLOOR NEW YORK NY 10001-2402	Record	5.294%

JPMORGAN TAX AWARE ENHANCED INCOME FUND	CLASS A	JP MORGAN CHASE BANK AS AGENT FOR CHRISTINA L MATTIN #2 ATTN SPECIAL PRODUCTS 1/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	13.887%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN TAX AWARE ENHANCED INCOME FUND	CLASS A	NFSC FBO # CM 6-006629 JOHN J REPETTI-REAL EST ACC 21 DOWNING ST NEW YORK NY 10014-4704	Record	5.268%

JPMORGAN DIVERSIFIED FUND	SELECT	NFSC FBO # 279-056227 FIFTH THIRD BANK FIFTH THIRD BANK TTEE PO BOX 719 20 NW 3RD ST EVANSVILLE IN 47708-1200	Record	19.129%

JPMORGAN DIVERSIFIED FUND	SELECT	CTS CORPORATION RETIREMENT SAVINGS PLAN AMERICAN CENTURY SERVICES INC ATTN RPS MGMT RPTG PO BOX 419784 KANSAS CITY MO 64141-6784	Record	6.654%

JPMORGAN DIVERSIFIED FUND	SELECT	SUPERIOR TELECOMMUNICATIONS INC 401K RETIREMENT PLAN AMERICAN CENTURY SERVICES INC ATTN RPS MGMT RPTG PO BOX 419784 KANSAS CITY MO 64141-6784	Record	6.232%

JPMORGAN DIVERSIFIED FUND	SELECT	M&I 401K PLAN TRUST DTD 10/1/99 ATTN RPS MGMT RPTG PO BOX 419784 KANSAS CITY MO 64141-6784	Record	6.189%

JPMORGAN GLOBAL HEALTHCARE FUND	SELECT	JP MORGAN CHASE BANK AS AGENT FOR DENLY PROPERTIES ATTN:SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	6.553%

JPMORGAN GLOBAL HEALTHCARE FUND	SELECT	JP MORGAN CHASE BANK AS AGENT FOR SCOTT SWANK ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	6.446%

JPMORGAN DISCIPLINED EQUITY FUND	ULTRA	JPMIM AS AGENT FOR THE RETIREMENT TRUST FUND FOR ST JOSEPH’S PROVINCE OF THE SISTERS OF ST JOSEPH OF PEACE ATTN: F GENTIL 522 5TH AVE NEW YORK NY 10036	Record	28.736%

JPMORGAN DISCIPLINED EQUITY FUND	ULTRA	BLUE BELL CREAMERIES USA INC PENSION PLAN ATTN BILL RANKIN PO BOX 1807 BRENHAM TX 77834-1807	Record	18.784%

JPMORGAN DISCIPLINED EQUITY FUND	ULTRA	JPMIM AS AGENT FOR NOVARTIS CORP USBA BALANCED FUND —NORTHERN TRUST MASTER TRUST ATTN: M MACHADO 522 5TH AVE NEW YORK NY 10036-7601	Record	15.129%

JPMORGAN DISCIPLINED EQUITY FUND	ULTRA	JP MORGAN CHASE BANK AS AGENT FOR BELK FAMILY FOUNDATION ATTN: SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	13.234%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN DISCIPLINED EQUITY FUND	ULTRA	JPMIM AS AGENT FOR NATIONAL HOCKEY LEAGUE UNFUNDED RETIREMENT PLAN ATTN TERESA TIBERG 522 5TH AVE FL 10 NEW YORK NY 10036-7601	Record	9.344%

JPMORGAN DISCIPLINED EQUITY FUND	ULTRA	JPMIM AS AGENT FOR CHASE LTD EMPLOYEE FUNDED PRE 1993 ATTN THERESA TIBERG 522 5TH AVE NEW YORK NY 10036-7601	Record	9.295%

JPMORGAN TAX AWARE U.S. EQUITY FUND	INSTITUTIONAL	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS—5TH FLOOR 200 LIBERTY ST—1 WORLD FINANCIAL NEW YORK NY 10281-1003	Record	44.744%

JPMORGAN TAX AWARE U.S. EQUITY FUND	INSTITUTIONAL	JPMIM AS AGENT FOR INTERPUBLIC BENEFIT PROTECTION PLAN ATTN TERESA O’HANLON 522 5TH AVE NEW YORK NY 10036-7601	Record	14.420%

JPMORGAN FLEMING INTERNATIONAL VALUE FUND	SELECT	CITIGROUP GLOBAL MARKETS INC. 109801250 333 WEST 34TH STREET—3RD FLOOR NEW YORK NY 10001-2402	Record	10.877%

JPMORGAN FLEMING INTERNATIONAL VALUE FUND	SELECT	JP MORGAN TRUST COMPANY N A FBO THE MANS—SPECTOR LIV TRUST DAVID P MANS AND PATRICIA Z SPECTOR TTEES 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	5.691%

JPMORGAN U.S. SMALL COMPANY FUND	SELECT	CITIGROUP GLOBAL MARKETS INC. BOOK ENTRY ACCOUNT ATTN: MATT MAESTRI 333 WEST 34TH ST 7TH FL MUTUAL FUNDS DEPT NEW YORK NY 10001-2402	Record	9.510%

JPMORGAN U.S. SMALL COMPANY FUND	SELECT	JPMORGAN CHASE BANK CUSTODIAN FBO AURORA HEALTHCARE INC INCENTIVE SAVINGS PLAN PO BOX 419784 KANSAS CITY MO 64141-6784	Record	6.593%

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND	CLASS A	DEAN WITTER FBO MORGAN STANLEY TRUST CO TTEE PO BOX 250 NEW YORK NY 10008-0250	Record	35.981%

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND	CLASS A	DEAN WITTER FBO JOHN PRATER PERS REP PO BOX 250 NEW YORK NY 10008-0250	Record	10.902%

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND	CLASS A	NFSC FBO # EBH-040380 AGNES DESJARDINS 1 SAGAPONACK CT RIDGE NY 11961-1654	Record	6.613%

JPMORGAN FLEMING INTREPID EUROPEAN FUND	INSTITUTIONAL	JPMORGAN-CHASE BANK M I P—INTERNATIONAL EQUITY ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	13.256%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN FLEMING INTREPID EUROPEAN FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR ASA GENT FOR COLESTE CHAN FAMILY TRUST ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	10.447%

JPMORGAN FLEMING INTREPID EUROPEAN FUND	INSTITUTIONAL	JPMORGAN-CHASE BANK HOJEL INTERESTS LP—INTERNATIONAL ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	8.984%

JPMORGAN FLEMING INTREPID EUROPEAN FUND	INSTITUTIONAL	JPMORGAN CHASE BANK ROY M HUFFINGTON-EQUITY FUND ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	Record	7.251%

JPMORGAN FLEMING INTREPID EUROPEAN FUND	INSTITUTIONAL	JPMORGAN-CHASE BANK MVOC LLC ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	6.501%

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND	CLASS B	FIRST CLEARING LLC A/C 4355-9744 JAMES A HOUCK AND 3744 SALEM RD YORK PA 17404-8989	Record	47.670%

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND	CLASS B	JP MORGAN INVESTMENT MGMT ATTN PETER SWIATEK 1200 N FEDERAL HWY STE 205 BOCA RATON FL 33432-2845	Record	31.348%

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND	CLASS B	BEAR STEARNS SECURITIES CORP. FBO 896-30410-10 1 METROTECH CENTER NORTH BROOKLYN NY 11201-3870	Record	20.982%

JPMORGAN DISCIPLINED EQUITY FUND	INSTITUTIONAL	JPMIM AS AGENT FOR THE COMMUNITY INVESTORS GROUP—ST PAUL FDTN ATTN MEL KONG 522 5TH AVE NEW YORK NY 10036-7601	Record	9.440%

JPMORGAN DISCIPLINED EQUITY FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR DELNOR COMMUNITY ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	7.946%

JPMORGAN DISCIPLINED EQUITY FUND	INSTITUTIONAL	JP MORGAN TRUST COMPANY N A FBO ASIAN ART MUSEUM FOUNDATION ENDOWMENT FUND FUNDING ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	6.800%

JPMORGAN DISCIPLINED EQUITY FUND	INSTITUTIONAL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	6.115%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN DISCIPLINED EQUITY FUND	INSTITUTIONAL	MAC & CO A/C MIDF962P062 ATTN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	Record	5.840%

JPMORGAN DISCIPLINED EQUITY FUND	INSTITUTIONAL	NORTHERN TRUST COMPANY FBO COLBURN FOUNDATION—MASTER TRUST 333 S GRAND AVE STE 2450 LOS ANGELES CA 90071-1570	Record	5.288%

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97TR1 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	Record	89.600%

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND	INSTITUTIONAL	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	8.024%

JPMORGAN ENHANCED INCOME FUND	INSTITUTIONAL	JPMIM AS AGENT FOR CUST FBO HARTFORD LIFE SEP ACCT ATTN DEBORAH GOTZMANN 522 5TH AVE NEW YORK NY 10036-7601	Record	12.497%

JPMORGAN ENHANCED INCOME FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR THE ANSCHUTZ CORPORATION ATTN SPECIAL PRODUCTS 1/OP 3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	11.819%

JPMORGAN ENHANCED INCOME FUND	INSTITUTIONAL	AMPLICON INC 18201 VON KARMAN AVE STE 700 IRVINE CA 92612-1058	Record	9.247%

JPMORGAN ENHANCED INCOME FUND	INSTITUTIONAL	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	6.540%

JPMORGAN ENHANCED INCOME FUND	INSTITUTIONAL	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	5.788%

JPMORGAN ENHANCED INCOME FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR ROBERT MCNEAL JR ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	5.053%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR KENAN CHARITABLE TR ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107*	Record	62.467%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	INSTITUTIONAL	JPM DELAWARE AS AGENT FOR BKJ INTERESTS LTD ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	12.810%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
JPMORGAN GLOBAL STRATEGIC INCOME FUND	INSTITUTIONAL	J P MORGAN DELAWARE AS AGT DIVERSIFIED GROWTH FUND ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	10.537%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	INSTITUTIONAL	JP MORGAN TRUST COMPANY N A FBO BARELS CHARITABLE REMAINDER TRUST DTD 12/28/95 LS AND WL BARELS TTEE ATTN: SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	5.086%

JPMORGAN BOND FUND	ULTRA	THE PROCTER & GAMBLE PROFIT SHARING TR AND EMPLOYEES STOCK OWNERSHIP PLAN ATTN MGT REPORTING TEAM PO BOX 419784 KANSAS CITY MO 64141-6784	Record	28.376%

JPMORGAN BOND FUND	ULTRA	THE PROCTER & GAMBLE PROFIT SHARING TRUST & EMPLOYES STOCK OWNERSHIP PLAN PREMIX B ATTN MGMT REPORTING TEAM PO BOX 419784 KANSAS CITY MO 64141-6784	Record	17.092%

JPMORGAN BOND FUND	ULTRA	JP MORGAN CHASE BANK AS AGENT FOR 1984 GEISEL TRUST—SURVIVORS TR ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	8.393%

JPMORGAN BOND FUND	ULTRA	JPMIM AS AGENT FOR THE RETIREMENT TRUST FUND FOR ST JOSEPH’S PROVINCE OF THE SISTERS OF ST JOSEPH OF PEACE ATTN: F GENTIL 522 5TH AVE NEW YORK NY 10036	Record	7.559%

JPMORGAN BOND FUND	ULTRA	JPMIM AS AGENT FOR WINTHROP UNIVERSITY HOSPITAL ATTN LAUREN LECLECH 522 5TH AVE # 10 FLOOR NEW YORK NY 10036-7601	Record	5.761%

JPMORGAN CALIFORNIA BOND FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR W F STEPHENS FBO J W SEFFON JR ATTN: SPECIAL PRODUCTS 2/OPS 3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	8.191%

JPMORGAN CALIFORNIA BOND FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR BRIAN HENSON ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	6.805%

JPMORGAN FLEMING INTERNATIONAL VALUE FUND	INSTITUTIONAL	SCHERING-PLOUGH CORP SERP TRUST WAYNE L MILLER STAFF V P & A T C/O NORTHERN TRUST COMPANY 50 SOUTH LA SALLE STREET CHICAGO IL 60603-1006	Record	33.565%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares

JPMORGAN FLEMING INTERNATIONAL VALUE FUND	INSTITUTIONAL	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS—5TH FLOOR 200 LIBERTY ST—1 WORLD FINANCIAL NEW YORK NY 10281-1003	Record	22.741%

JPMORGAN FLEMING INTERNATIONAL VALUE FUND	INSTITUTIONAL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	8.050%

JPMORGAN FLEMING INTERNATIONAL VALUE FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR PEOPLE’S BANK RABBI TRUST ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	6.973%

JPMORGAN FLEMING INTERNATIONAL VALUE FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR ROGER MICK ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	5.107%

JPMORGAN SHORT TERM BOND FUND	INSTITUTIONAL	JP MORGAN DELAWARE NATIONAL PHILANTHROPIC TRUST—INVESTMENT ACCOUNT ATTN SPECIAL PRODUCTS 500 STANTON CHRISTIANA RD 1/OPS 3 NEWARK DE 19713	Record	18.940%

JPMORGAN U.S. EQUITY FUND	INSTITUTIONAL	NORTHERN TRUST CO AS TTEE OF THE EMP BENEFIT PLANS MASTER TRUST ATTN SANDRA M HECIMOVICH 50 S LASALLE ST CHICAGO IL 60675-0001	Record	21.532%

JPMORGAN U.S. EQUITY FUND	INSTITUTIONAL	CAREY AND COMPANY 7 EASTON OVAL EA4 E70 COLUMBUS OH 43219-6010	Record	19.574%

JPMORGAN U.S. EQUITY FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR PEOPLE’S BANK RABBI TRUST ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	6.588%

JPMORGAN U.S. EQUITY FUND	INSTITUTIONAL	JPMIM AS AGENT FOR CLARK ATLANTA UNIVERSITY ATTN SHERRYL JAMES-ROSARIO 522 5TH AVE FL 11 NEW YORK NY 10036-7601	Record	5.138%

JPMORGAN U.S. SMALL COMPANY FUND	INSTITUTIONAL	BLUE BELL CREAMERIES USA INC PENSION PLAN ATTN BILL RANKIN PO BOX 1807 BRENHAM TX 77834-1807	Record	12.562%

JPMORGAN DIVERSIFIED FUND	INSTITUTIONAL	JPMORGAN CHASE BANK CUST ROBERT BOSCH CORPORATION ROBERT BOSCH CORP SAVINGS & TAX ADVANTAGES RETIREMENT PLAN 1010 GRAND AVE KANSAS CITY MO 64106-2202	Record	16.982%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares

JPMORGAN DIVERSIFIED FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR CORNELL MEDICAL BENEFITS TRUST ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	14.834%

JPMORGAN DIVERSIFIED FUND	INSTITUTIONAL	CELTIC INSURANCE COMPANY LTD C P GALLAGHER VP C/O PROCTER & GAMBLE 2 PROCTER & GAMBLE PLAZA TE-13 CINCINNATI OH 45202	Record	14.500%

JPMORGAN DIVERSIFIED FUND	INSTITUTIONAL	RETIREMENT PLAN FOR EMPLOYEES OF ASSOCIATION AMERICAN ARBITRATION PENSION COMMITTEE ATTN FRANK ROSSI VP/CONTROLLER 335 MADISON AVE FL 10 NEW YORK NY 10017-4626	Record	8.482%

JPMORGAN DIVERSIFIED FUND	INSTITUTIONAL	JPMORGAN CHASE BANK CUSTODIAN FBO S-B POWER TOOL COMPANY TRUST U/A 04/01/2000 S-B POWER TOOL CO SAVINGS PLAN 1010 GRAND BLVD KANSAS CITY MO 64106-2202	Record	6.878%

JPMORGAN DIVERSIFIED FUND	INSTITUTIONAL	JPMIM AS AGENT FOR CORNELL U PLAN A ATTN JAY MINCHILLI 522 5TH AVE NEW YORK NY 10036-7601	Record	5.997%

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND	INSTITUTIONAL	JPMIM LONDON AS AGENT FOR EVANGELICAL LUTHERAN CH IN AMERICA ATTN: JAMES R SNOW C/O J P MORGAN & CO INC VIA POUCH 60 WALL ST NEW YORK NY 10005-2836*	Record	42.602%

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR CORNELL MEDICAL BENEFITS TRUST ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	10.970%

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND	INSTITUTIONAL	JPMIM LONDON AS AGENT FOR EVANGELICAL LUTHERAN CH IN AMERICA ATTN: JAMES R SNOW C/O J P MORGAN & CO INC VIA POUCH 60 WALL ST NEW YORK NY 10005-2836	Record	10.293%

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND	INSTITUTIONAL	SETON HALL UNIVERSITY CRAIG BECKER ASST VP OF FINANCE BAYLEY HALL CONTROLLERS DEPT 400 W SOUTH ORANGE AVE SOUTH ORANGE NJ 07079-1478	Record	10.284%

JPMORGAN BOND FUND	INSTITUTIONAL	JPMORGAN CHASE BANK CUST ROBERT BOSCH CORPORATION ROBERT BOSCH CORP SAVINGS & TAX ADVANTAGES RETIREMENT PLAN 1010 GRAND AVE KANSAS CITY MO 64106-2202	Record	9.457%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares

JPMORGAN BOND FUND	INSTITUTIONAL	JPMIM AS AGENT FOR TRINITY CHURCH CAPITAL FUND ATTN: FRAN GENTILE 522 FIFTH AVENUE 10TH FLOOR NEW YORK NY 10036-7601	Record	6.763%

JPMORGAN BOND FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR WENONAH DEVELOPMENT CO ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	5.263%

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	INSTITUTIONAL	JPMIM AS AGENT FOR INTERPUBLIC BENEFIT PROTECTION PLAN ATTN TERESA O’HANLON 522 5TH AVE NEW YORK NY 10036-7601	Record	8.813%

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR GILLAN ATTFIELD AND ANNE HUBBARD ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	8.231%

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR GILLAN ATTFIELD AND ANNE HUBBARD ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	6.524%

JPMORGAN U.S. EQUITY FUND	CLASS C	MLPF&S SEC# 97TR4 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	Record	39.229%

JPMORGAN U.S. EQUITY FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97J84 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	Record	24.095%

JPMORGAN U.S. EQUITY FUND	CLASS A	TRULIN & CO C/O JPMORGAN CHASE BANK ATTN MUTUAL FDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	6.824%

JPMORGAN U.S. EQUITY FUND	CLASS A	NFSC FBO # CG 2-001023 J J CRYAN E M DEPAOLA C JIJIN JOHN BARAVELLO E M MESSINA TT SEVERUD ASSOCIATES PSP EQUIT 485 5TH AVE NEW YORK NY 10017-6149	Record	5.399%

JPMORGAN U.S. EQUITY FUND	CLASS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97J85 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	Record	17.863%

JPMORGAN MARKET NEUTRAL FUND	INSTITUTIONAL	BLUE CROSS AND BLUE SHIELD OF MASSACHUSETTS INC MANAGED CARE ATTN KEITH F RENALDI 401 PARK DR STE 7 BOSTON MA 02215-3325	Record	20.332%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares

JPMORGAN MARKET NEUTRAL FUND	INSTITUTIONAL	JPMIM AS AGENT FOR SD WARREN EMPLOYEES RETIREMENT PLN US MAX ALPHA CAPTURE CASH STRATEGY ATTN TAKASHI TSUCHIYA 522 5TH AVE FL 11 NEW YORK NY 10036-7601	Record	17.071%

JPMORGAN MARKET NEUTRAL FUND	INSTITUTIONAL	JPMIM AS AGENT FOR AS AGENT FOR ALSTOM POWER INC MKT NEUTRAL FUND ATTN KIM GALLARDO MARIANNE LOGSDON 522 5TH AVE FL 11 NEW YORK NY 10036-7601	Record	17.051%

JPMORGAN MARKET NEUTRAL FUND	INSTITUTIONAL	BLUE CROSS AND BLUE SHIELD OF MASSACHUSETTS INC INDEMNITY ATTN KEITH F RENALDI 401 PARK DR STE 7 BOSTON MA 02215-3325	Record	15.253%

JPMORGAN MARKET NEUTRAL FUND	INSTITUTIONAL	BLUE CROSS AND BLUE SHIELD OF MASSACHUSTTS INC RETIREMENT INCOME ATTN JOHN P MOHR DIRECTOR OF INVESTMENTS TREASURY 401 PARK DRIVE MS 01/07 BOSTON MA 02215-3325	Record	13.976%

JPMORGAN MARKET NEUTRAL FUND	INSTITUTIONAL	SAXON & CO FBO 20 42 002 2009959 PO BOX 7780 1888 PHILADELPHIA PA 19182-0001	Record	6.453%

JPMORGAN MARKET NEUTRAL FUND	INSTITUTIONAL	JPMIM AS AGENT FOR AS AGENT FOR SBC HOLDINGS INC SALARIED EMPLOYEES ATTN BONNIE TSAO MONICA FIGUEIRIDO MEL KONG 522 5TH AVE FL 11 NEW YORK NY 10036-7601	Record	6.399%

JPMORGAN TAX AWARE ENHANCED INCOME FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	37.998%

JPMORGAN TAX AWARE ENHANCED INCOME FUND	SELECT	BALSA & CO REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	Record	7.637%

JPMORGAN TAX AWARE ENHANCED INCOME FUND	SELECT	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	7.058%

JPMORGAN TAX AWARE ENHANCED INCOME FUND	INSTITUTIONAL	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	7.727%

JPMORGAN NEW JERSEY TAX FREE INCOME FUND	CLASS A	LIVA AND COMPANY C/O JPMORGAN CHASE BANK ATTN MUTUAL FUNDS PO BOX 31412 ROCHESTER NY 14603-1412	Record	74.959%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares

JPMORGAN NEW JERSEY TAX FREE INCOME FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 9HSE6 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	8.385%

JPMORGAN NEW JERSEY TAX FREE INCOME FUND	CLASS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	11.636%

JPMORGAN NEW JERSEY TAX FREE INCOME FUND	CLASS B	NFSC FBO # HDA-163805 LEE HOWARD EX EST OF EVELYN M HOWARD 5 WAYLAND DR VERONA NJ 07044-2330	Record	11.185%

JPMORGAN NEW JERSEY TAX FREE INCOME FUND	CLASS B	NFSC FBO # C1Q-765767 ANN WETSTEIN 127 MAGNOLIA RD RAMSEY NJ 07446-1145	Record	8.118%

JPMORGAN NEW JERSEY TAX FREE INCOME FUND	CLASS B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Record	6.947%

JPMORGAN NEW JERSEY TAX FREE INCOME FUND	CLASS B	NFSC FBO # C1B-245720 BARBARA CHOI ANDREW CHOI 739 SHOSHONE TRL FRANKLIN LKS NJ 07417-2252	Record	6.586%

JPMORGAN NEW JERSEY TAX FREE INCOME FUND	CLASS B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Record	6.047%

JPMORGAN NEW JERSEY TAX FREE INCOME FUND	CLASS B	NFSC FBO # C1Q-697982 ANN WETSTEIN PORIA WETSTEIN 127 MAGNOLIA RD RAMSEY NJ 07446-1145	Record	6.013%

JPMORGAN NEW JERSEY TAX FREE INCOME FUND	CLASS B	NFSC FEBO # C1Q-939455 YVONNE L PRASHAD GANGA PRASHAD 520 WITTICH TERRACE RIVER VALE NJ 07675-6001	Record	5.324%

JPM14A-8

JPM-S77368

PRELIMINARY PROXY MATERIALS—FOR SEC USE ONLY

PROXY CARD

THE JPMORGAN FUNDS

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”)

JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Growth Fund

J.P. Morgan Funds (“JPMF”)

JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan U.S. Small Company Opportunities Fund

J.P. Morgan Institutional Funds (“JPMIF”)

JPMorgan Bond Fund

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan Fleming International Opportunities Fund

JPMorgan Fleming International Value Fund

JPMorgan Global Strategic Income Fund

JPMorgan Short Term Bond Fund

JPMorgan Tax Aware Short-Intermediate Income Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Small Company Fund

J.P. Morgan Mutual Fund Group (“JPMMFG”)

JPMorgan Capital Growth Fund

JPMorgan Dynamic Small Cap Fund

JPMorgan Fleming Asia Equity Fund

JPMorgan Fleming Intrepid European Fund

JPMorgan Fleming International Growth Fund

JPMorgan Fleming International Small Cap Equity Fund

JPMorgan Fleming Japan Fund

JPMorgan Fleming Tax Aware International Opportunities Fund

JPMorgan Growth and Income Fund

JPMorgan Select Growth and Income Fund

JPMorgan Short Term Bond Fund II

JPMorgan Small Cap Equity Fund

JPMorgan Strategic Income Fund

JPMorgan U.S. Treasury Income Fund

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”)

JPMorgan Equity Growth Fund

JPMorgan Equity Income Fund

JPMorgan Mid Cap Growth Fund

J.P. Morgan Mutual Fund Select Group (“JPMMFSG”)

JPMorgan Bond Fund II

JPMorgan Fleming International Equity Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Tax Aware Large Cap Growth Fund

JPMorgan Tax Aware Large Cap Value Fund

JPMorgan Trust Small Cap Equity Fund

J.P. Morgan Mutual Fund Select Trust (“JPMMFST”)

JPMorgan Intermediate Tax Free Income Fund

JPMorgan New Jersey Tax Free Income Fund

JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Tax Free Income Fund

J.P. Morgan Mutual Fund Series (“JPMMFS”)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Investor Fund

JPMorgan Intrepid Value Fund

J.P. Morgan Mutual Fund Trust (“JPMMFT”)

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Tax Free Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan New York Tax Free Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Treasury Plus Money Market Fund

JPMorgan U.S. Government Money Market Fund

J.P. Morgan Series Trust (“JPMST”)

JPMorgan California Bond Fund

JPMorgan Enhanced Income Fund

JPMorgan Global 50 Fund

JPMorgan Global Healthcare Fund

JPMorgan Market Neutral Fund

JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Enhanced Income Fund

JPMorgan Tax Aware U.S. Equity Fund

Growth and Income Portfolio (“GIP”)

[FORM OF PROXY CARD]

SPECIAL MEETING OF SHAREHOLDERS

January 20, 2005

The undersigned hereby appoints Robert L. Young, Patricia A. Maleski, Scott E. Richter, and Andrew P. LeChard, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (“Funds”) of the [JPM Registrant], as applicable, held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 9:00 a.m. Eastern Time, on January 20, 2005, at 522 Fifth Avenue, New York, New York 10036, and at any adjournment or postponement thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARDS OF TRUSTEES OF [JPM Registrant]. The Boards of Trustees recommend that you vote FOR ALL PROPOSALS:

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE .

Note: Please sign exactly as your name appears on this Proxy Card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. The undersigned authorizes the proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies.

Recipient of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

IF YOUR ADDRESS HAS CHANGED,

PROVIDE YOUR NEW ADDRESS.

CONTROL NUMBER:

NUMBER OF SHARES HELD ON THE RECORD DATE:

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PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

		FOR ALL	AGAINST ALL	WITHHOLD*
Proposal 1: All Funds To elect the following thirteen (13) individuals as Trustees for [JPM Registrant]:		[ ]	[ ]	*

1. William J. Armstrong 2. Roland E. Eppley, Jr. 3. John F. Finn 4. Dr. Matthew Goldstein 5. Robert J. Higgins 6. Peter C. Marshall 7. Marilyn McCoy	8. William G. Morton, Jr. 9. Robert A. Oden, Jr. 10. Fergus Reid, III 11. Frederick W. Ruebeck 12. James J. Schonbachler 13. Leonard M. Spalding, Jr.
* INSTRUCTION to Proposal 1: To withhold authority to vote for any individual nominee(s) write the number(s) assigned to such nominee(s) above on the line below.

	FOR	AGAINST	ABSTAIN

Proposal 2: All Funds Except JPMMFS

To approve Agreements and Plans of Reorganization pursuant to which each series of each JPMorgan Fund other than the JPMMFS Funds would be reorganized as corresponding series of JPMMFS.

	[ ]	[ ]	[ ]

	FOR	AGAINST	ABSTAIN

Proposal 3: JPMMFS

To approve an Agreement and Plan of Reorganization and Redomiciliation (the “Redomiciliation”) providing for (i) the acquisition of all of the assets of each Fund (each, a “Predecessor Fund”) by a corresponding series (each, a “Successor Fund”) of JPMorgan Trust I, a newly-created Delaware statutory trust, in exchange for shares of the Successor Fund and the assumption of all liabilities of each Fund by the corresponding Successor Fund and (ii) the subsequent liquidation of each Fund.

	[ ]	[ ]	[ ]

	FOR	AGAINST	ABSTAIN
Proposal 4: Each JPMFMFG Fund; each JPMMFG Fund (other than Fleming
Tax Aware International Opportunities Fund); each JPMMFIT Fund; each
JPMMFSG Fund (other than the Tax Aware Large Cap Growth and Tax
Aware Large Cap Value Funds); each JPMMFST Fund, and each JPMMFT
Fund
To approve the amendment of the fundamental investment restriction of the Funds regarding Borrowing Money.	[ ]	[ ]	[ ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE AND FOR EACH OF PROPOSALS 2, 3, AND 4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting.

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